UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-09010

TRANSAMERICA INVESTORS, INC.
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

John K. Carter, Esq. P.O. Box 5068, Clearwater, Florida 33758-5068
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2004 - December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

President's Report	1

Transamerica Premier Core Equity Fund	2

Transamerica Premier Equity Fund	6

Transamerica Premier Focus Fund	9

Transamerica Premier Growth Opportunities Fund	12

Transamerica Premier Balanced Fund	15

Transamerica Premier Bond Fund	20

Transamerica Premier High Yield Bond Fund	24

Transamerica Premier Cash Reserve Fund	30

Transamerica Premier Institutional Equity Fund	32

Financial Statements

I am pleased to present the 2004 Annual Report for the Transamerica Premier Funds. For the twelve months ended December 31, 2004, the funds delivered total returns in line with or, in most cases, stronger than their benchmark indexes (see the individual fund reviews for performance details).

We began the period convinced that the U.S. economic recovery, though rather slow in coming and still a bit tenuous, was sustainable, and positioned the Transamerica Premier Funds accordingly. For instance, within the Funds' bond portfolios and core large-cap equity portfolios, we emphasized securities in sectors and industries that are known to outperform as the economy gains momentum. Anticipating an acceleration and broadening of economic growth - and with it, an increase in inflationary pressures - we also took steps to insulate the funds from rising interest rates and the market volatility that generally accompanies such a change.

Roiled by a neck-and-neck U.S. presidential race, rapidly changing energy prices and conflicting economic data, the markets exhibited more volatility than we initially anticipated. In the end, however, our constructive outlook on the economy and corporate America was validated by solid results for both stocks and bonds. This, combined with our consistent emphasis on strong fundamental characteristics and specific catalysts for positive change, was seminal to the funds' very competitive results.

Looking forward, we see much that is encouraging. As we enter 2005, the signs of economic growth are mounting. Meanwhile, interest rates, while rising, remain attractive to business and consumers. That, in turn, bodes well for continued growth in the housing markets. We also see signs of greater spending by business and industry. For the first time in years, we expect business spending to be a powerful driver of economic growth, at least equal to consumer spending.

At the same time, we are mindful of certain risks to the economy and markets that have developed or increased in the past year. Inflation is on the rise, the U.S. dollar is weaker and, in various sectors of both the equity and fixed-income markets, valuations are much higher than in 2002. Thus, we have tempered our expectations of overall market performance for 2005.

Whatever direction the markets take, we continue to believe that our diligent research will uncover favorable secular and economic trends, as well as companies with the fundamental strengths and unique characteristics required to make the most of those changes. This far-sighted approach has long been - and we believe will continue to be - the greatest strength of the Transamerica Premier Funds.

Finally, on behalf of your portfolio managers and all of us at Transamerica, I want to thank you for your continued support of the Transamerica Premier Funds.

Sincerely,

Gary U. Rolle
President

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Premier Funds. These views are subject to change based upon market conditions. These views should not be relied on as investment advice and are not indicative of a trading intent on behalf of the Transamerica Premier Funds.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER CORE EQUITY FUND

Co-Portfolio Managers: Daniel J. Prislin, Gary U. Rollé, Portfolio Manager: Jeffrey S. Van Harte

Market Environment

The large-company U.S. equity market made little headway until the final weeks of 2004, despite a fairly widespread and continuous earnings rebound. Holding the market back were equally broad concerns about factors that could have derailed earnings growth: the true rate and staying power of economic growth, rising interest rates, skyrocketing oil prices and a very close U.S. presidential race. With the presidential election in early November now over, investors anticipated four more years of a tax-friendly, pro-business administration. Based on that conclusion, plus lower energy prices and rising employment levels, the market rallied. The Standard and Poor's 500 Composite Stock Index ("S&P 500") advanced 9.23% in the final quarter and 10.87% for the year.

Performance

For the year ended December 31, 2004, Transamerica Premier Core Equity Fund, Investor Class returned 13.81%. By comparison its benchmark, the S&P 500 returned 10.87%.

Strategy Review

We attribute the portfolio's index-beating results to our focus on high-quality companies with skilled management teams that were positioned to benefit from positive long-term economic and/or secular trends. For instance, the biggest contributor to performance was Plum Creek Timber Company, Inc. ("Plum Creek"). Due to an expanding global economy and increased spending for infrastructure, particularly in populous nations like China and India, demand for, and prices of, commodities escalated dramatically in 2004. As a result, Plum Creek, a real estate investment trust ("REIT") with valuable tracts of timber, appreciated more than 30% over the course of the year.

Another of our investment themes centered on the conversion of communications and entertainment media from analog to digital mode. With this in mind, we invested in QUALCOMM Inc. ("QUALCOMM"), SanDisk Corp. ("SanDisk"); and Western Digital Corp. ("Western Digital"). QUALCOMM is a leading provider of Code Division Multiple Access ("CDMA") technology chips used in digital cell phones (e.g., phones compatible with Sprint Corporation (FON) Group and Verizon Communications, Inc. wireless networks). With the rapid rise in cell phone use, QUALCOMM repeatedly met or exceeded earnings estimates throughout 2004; the stock rose more than 60%.

In contrast, the security price of SanDisk, which develops, manufactures and distributes worldwide a specific type of flash-memory card used in digital cameras and similar devices, was very volatile and actually depreciated over the course of 2004. However, because we bought advantageously during temporary price declines, SanDisk was a net contributor to the portfolio's total return and remains in the portfolio. Use of flash memory in digital devices is a fast-growing market. SanDisk, with its unique vertical integration, is very well positioned to remain a dominant competitor.

These and other positive contributions were partially offset by losses for Western Digital, a manufacturer of hard disks and other data storage devices, and the railroad Union Pacific Corporation ("Union Pacific"). In the case of Western Digital, we believed the industry would control production levels and thereby better support profit margins. Instead, industry participants overproduced, resulting in widespread discounting. Disappointed with this irrational behavior, we sold the security. We also divested our shares of Union Pacific, which proved fundamentally disappointing. As the economy grew in 2004, so too did the need to move freight and raw materials, a trend that generally worked in favor of railroads, trucking companies and freight expeditors. However, as traffic volumes grew, Union Pacific showed that it lacked the manpower and logistics systems to handle the increased load.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER CORE EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2004	One Year	Five Years	Since Inception*
Investor Class	13.81%	3.11%	4.30%
Class A (NAV)	13.67%	3.03%	4.84%
Class A (POP)	7.42%	1.87%	3.93%
S&P 500 Index(1)	10.87%	(2.30)%	2.94%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 - 1-800-596-5323 - http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Investor Class - March 31, 1998. Class A - June 30, 1998.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50%.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER CORE EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,115.10	1.19%	$6.33
Hypothetical[b]	1,000.00	1,019.15	1.19	6.04
Class A
Actual	1,000.00	1,114.60	1.30	6.91
Hypothetical[b]	1,000.00	1,018.60	1.30	6.60

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER CORE EQUITY FUND

Schedule of Investments - December 31, 2004 - (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 96.6%
Automotive - 3.8%
Harley-Davidson, Inc.	25,000	$1,519
PACCAR, Inc.	20,000	1,610
		3,129
Business Services - 2.2%
First Data Corp.	42,000	1,787
Chemicals & Allied Products - 1.5%
Ecolab, Inc.	35,000	1,230
Commercial Banks - 1.5%
JPMorgan Chase & Co.	32,000	1,248
Communication - 7.8%
EchoStar Communications Corp. - Class A	32,000	1,064
Liberty Media Corp. - Class A	165,000	1,812
Liberty Media International, Inc. - Class Aa	36,000	1,664
UnitedGlobalCom, Inc. - Class Aa	110,000	1,063
XM Satellite Radio Holdings, Inc. - Class Aa	20,000	752
		6,355
Communications Equipment - 1.6%
QUALCOMM, Inc.	30,000	1,272
Computer & Data Processing Services - 5.0%
GTECH Holdings Corp.	66,000	1,713
Microsoft Corp.	35,000	935
NAVTEQ Corp.[a]	20,000	927
SkillSoft PLC - ADR[a]	88,000	497
		4,072
Computer & Office Equipment - 4.3%
Diebold, Inc.	20,000	1,115
Sandisk Corp.[a]	95,000	2,372
		3,487
Department Stores - 1.7%
TJX Cos., Inc.	55,000	1,382
Electronic & Other Electric Equipment - 2.2%
General Electric Co.	50,000	1,825
Engineering & Management Services - 1.8%
Jacobs Engineering Group, Inc.[a]	30,000	1,434
Fabricated Metal Products - 1.6%
Gillette Co. (The)	30,000	1,343
Holding & Other Investment Offices - 3.3%
Plum Creek Timber Co., Inc.	70,000	2,691
Hotels & Other Lodging Places - 3.2%
Marriott International, Inc. - Class A	25,000	1,574
MGM Mirage, Inc.[a]	14,500	1,055
		2,629
Industrial Machinery & Equipment - 10.1%
American Standard Cos., Inc.[a]	15,000	620
Caterpillar, Inc.	20,000	1,950

	Shares	Value
Donaldson Co., Inc.	40,000	$1,303
Graco, Inc.	40,000	1,494
Illinois Tool Works, Inc.	15,000	1,390
Kennametal, Inc.	30,000	1,493
		8,250
Insurance - 4.8%
Berkshire Hathaway, Inc. - Class Ba	300	881
Progressive Corp. (The)	10,000	848
WellPoint, Inc.[a]	19,000	2,185
		3,914
Insurance Agents, Brokers & Service - 2.3%
Willis Group Holdings, Ltd.	45,000	1,853
Management Services - 2.0%
ServiceMaster Co. (The)	120,000	1,655
Manufacturing Industries - 2.9%
International Game Technology	40,000	1,375
Mattel, Inc.	50,000	974
		2,349
Medical Instruments & Supplies - 2.0%
Zimmer Holdings, Inc.[a]	20,000	1,602
Motor Vehicles, Parts & Supplies - 2.0%
BorgWarner, Inc.	30,000	1,625
Oil & Gas Extraction - 2.3%
Anadarko Petroleum Corp.	15,000	972
Apache Corp.	18,000	910
		1,882
Paper & Allied Products - 2.0%
3M Co.	20,000	1,641
Paperboard Containers & Boxes - 1.3%
Packaging Corp. of America	45,000	1,060
Personal Services - 3.0%
Jackson Hewitt Tax Service, Inc.	50,000	1,263
Weight Watchers International, Inc.[a]	30,000	1,232
		2,495
Pharmaceuticals - 1.6%
Amgen, Inc.[a]	20,000	1,283
Primary Metal Industries - 1.6%
Hubbell, Inc. - Class B	25,000	1,308
Printing & Publishing - 2.8%
American Greetings - Class A	10,000	254
McGraw-Hill Cos., Inc. (The)	22,000	2,014
		2,268
Restaurants - 2.1%
IHOP Corp.	42,000	1,759
Retail Trade - 2.3%
Staples, Inc.	55,000	1,854

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER CORE EQUITY FUND

Schedule of Investments (continued) - December 31, 2004 - (all amounts except share amounts in thousands)

	Shares	Value
Security & Commodity Brokers - 1.4%
Chicago Mercantile Exchange	5,000	$1,144
Stone, Clay & Glass Products - 0.9%
Gentex Corp.	20,000	740
Telecommunications - 2.0%
Verizon Communications, Inc.	40,000	1,620
Transportation & Public Utilities - 0.7%
Expeditors International of Washington, Inc.	10,000	559
Trucking & Warehousing - 3.4%
United Parcel Service, Inc. - Class B	33,000	2,820
Wholesale Trade Durable Goods - 1.6%
Grainger (W.W.), Inc.	20,000	1,332
Total Common Stocks (cost: $67,746)		78,897
Total Investment Securities (cost: $67,746)*		$78,897
SUMMARY:
Investments, at value	96.6%	$78,897
Other assets less liabilities	3.4%	2,783
Net assets	100.0%	$81,680

NOTES TO SCHEDULE OF INVESTMENTS:

a No dividends were paid during the preceding twelve months.

DEFINITIONS:

ADR – American Depositary Receipt

* Aggregate cost for Federal income tax purposes is $67,743. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $11,154 and $0, respectively. Net unrealized appreciation for tax purposes is $11,154.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER EQUITY FUND

Lead Portfolio Manager: Jeffrey S. Van Harte, Portfolio Managers: Daniel J. Prislin, Gary U. Rollé

Market Environment

The Standard and Poor's 500 Composite Stock Index ("S&P 500") finished the twelve months ended December 31, 2004, with a total return of 10.87%, compared to a gain of 28.67% in 2003.

Nearly all of the S&P 500's gains came in the final two months of the year. Prior to that, worries about Iraq, terrorism, sharply rising oil prices, inconclusive employment data, and the U.S. elections gave investors pause, even in the face of rising corporate profits and moderately strong economic growth. With the quick and decisive conclusion of a closely contested U.S. presidential election, one key element of uncertainty was removed, and investors responded enthusiastically. Sectors highly correlated with a strong economy, such as materials, industrials and consumer discretionary stocks, performed best. The healthcare and technology sectors lagged. The former suffered from medicine-safety issues and a relative dearth of new medicine introductions; the latter, from lower-than-anticipated personal computer sales and a related inventory glut in semiconductors. Even within sectors, however, results for individual stocks varied widely, on the basis of company-specific factors; in short, 2004 truly was a year when "stock picking" was as, if not more, important than sector weightings.

Performance

For the year ended December 31, 2004, Transamerica Premier Equity Fund, Investor Class returned 15.15%. By comparison its benchmark, the S&P 500 returned 10.87%.

Strategy Review

We focus on identifying powerful, long-term secular trends and companies positioned to benefit from them. In 2004, we emphasized stocks of companies developing new technologies, carving out new markets and/or applying technology to enhance productivity. In addition, the companies we choose must have free cash flow and skilled management committed to improving returns on investment. We also look for a reasonably attractive entry price relative to a stock's appreciation potential. Once we pinpoint a stock with these characteristics, we will commit as much as 5% or more of assets. To compensate for the additional risk inherent in such concentration, we strive to ensure that the portfolio is broadly diversified in terms of business risks.

Many of the portfolio's top contributors to performance (e.g., QUALCOMM Inc. ("QUALCOMM"), XM Satellite Radio Inc. and WellPoint Health Networks Inc. ("WellPoint")) fall into our new-technologies-and-productivity investment theme. For example, QUALCOMM, a leading manufacturer of Code Division Multiple Access ("CDMA") chips used in cell phones, met or exceeded earnings estimates throughout the year, thanks to growing demand worldwide. The security also benefited from Sprint Corporation (FON) Group's ("Sprint") attempts to purchase Nextel Communications, Inc. ("Nextel"). The conversion of Nextel customers to Sprint's platform would generate even more demand for CDMA phones. At WellPoint, a health management organization, management is effectively applying technology to manage vast amounts of data and thereby reduce costs of administering health plans. A 2004 merger with another HMO, Anthem, Inc. leaves WellPoint well positioned to effect productivity-driven gains from an entirely new set of customers.

The price gains in these and other securities were partially offset by losses for Intel Corporation (semiconductors), Pfizer Inc. ("Pfizer") (pharmaceuticals), State Street Corporation ("State Street") (financial services) and a few other securities. As mentioned earlier, semiconductor security prices were depressed by excess inventory, the result of slow computer purchasing by business and individuals. At both Pfizer and State Street, we saw weakening fundamentals and eliminated these positions. Fortunately, we exited Pfizer early in the fourth quarter, before adverse announcements about its best-selling product, Celebrex, sent the stock price down dramatically in a matter of days.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2004	One Year	Five Years	Since Inception*
Investor Class	15.15%	(4.19)%	11.30%
Class A (NAV)	14.77%	(4.44)%	2.15%
Class A (POP)	8.45%	(5.51)%	1.26%
S&P 500 Index(1)	10.87%	(2.30)%	9.96%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 - 1-800-596-5323 - http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Investor Class - October 2, 1995. Class A - June 30, 1998.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50%.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,100.10	1.26%	$6.65
Hypothetical[b]	1,000.00	1,018.80	1.26	6.39
Class A
Actual	1,000.00	1,097.00	1.86	9.80
Hypothetical[b]	1,000.00	1,015.79	1.86	9.42

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER EQUITY FUND

Schedule of Investments - December 31, 2004 - (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 99.1%
Business Services - 8.7%
First Data Corp.	235,000	$9,997
Moody's Corp.	90,000	7,817
		17,814
Chemicals & Allied Products - 3.4%
Praxair, Inc.	160,000	7,064
Commercial Banks - 3.1%
Northern Trust Corp.	130,000	6,315
Communication - 9.9%
EchoStar Communications Corp. - Class A	170,000	5,651
Liberty Media International, Inc. - Class Aa	160,000	7,397
XM Satellite Radio Holdings, Inc. - Class Aa	191,500	7,204
		20,252
Communications Equipment - 5.7%
QUALCOMM, Inc.	275,000	11,660
Computer & Data Processing Services - 7.3%
Intuit, Inc.[a]	145,000	6,382
Microsoft Corp.	325,000	8,681
		15,063
Computer & Office Equipment - 5.4%
Lexmark International, Inc.[a]	65,000	5,525
Sandisk Corp.[a]	225,000	5,618
		11,143
Drug Stores & Proprietary Stores - 3.2%
Walgreen Co.	170,000	6,523
Fabricated Metal Products - 3.6%
Gillette Co. (The)	165,000	7,389
Hotels & Other Lodging Places - 5.7%
Marriott International, Inc. - Class A	95,000	5,983
MGM Mirage, Inc.[a]	80,000	5,819
		11,802
Insurance - 5.0%
WellPoint, Inc.[a]	90,000	10,350
Management Services - 3.2%
Paychex, Inc.	195,000	6,646

	Shares	Value
Manufacturing Industries - 3.0%
International Game Technology	180,000	$6,188
Medical Instruments & Supplies - 3.7%
Zimmer Holdings, Inc.[a]	95,000	7,611
Personal Services - 2.7%
Weight Watchers International, Inc.[a]	135,000	5,544
Pharmaceuticals - 7.4%
Allergan, Inc.	100,000	8,107
Genentech, Inc.[a]	130,000	7,077
		15,184
Retail Trade - 4.0%
Staples, Inc.	245,000	8,259
Security & Commodity Brokers - 2.6%
Chicago Mercantile Exchange	23,000	5,260
Transportation & Public Utilities - 3.4%
Expeditors International of Washington, Inc.	125,000	6,985
Trucking & Warehousing - 4.8%
United Parcel Service, Inc. - Class B	115,000	9,828
Variety Stores - 3.3%
Wal-Mart Stores, Inc.	130,000	6,867
Total Common Stocks (cost: $149,112)		203,747
Total Investment Securities (cost: $149,112)*		$203,747
SUMMARY:
Investments, at value	99.1%	$203,747
Other assets less liabilities	0.9%	1,890
Net assets	100.0%	$205,637

NOTES TO SCHEDULE OF INVESTMENTS:

a No dividends were paid during the preceding twelve months.

* Aggregate cost for Federal income tax purposes is $150,262. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $53,887 and $402, respectively. Net unrealized appreciation for tax purposes is $53,485.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER FOCUS FUND

Co-Portfolio Managers: Christopher J. Bonavico, Kenneth F. Broad, Daniel J. Prislin

Market Environment

The stock market posted a healthy gain in 2004, most of which occurred in the final months. After a promising start, the market retreated mid-year, in the face of several shocks, including sharply rising energy prices, and growing uncertainty. Later, the resolution of the U.S. presidential race, a falloff in oil prices, and signs of solid economic expansion boosted investor confidence. The market rallied, and the Standard and Poor's 500 Composite Stock Index ("S&P 500") advanced 9.23% in the final quarter, to end the year with a 10.87% total return.

Performance

For the year ended December 31, 2004, Transamerica Premier Focus Fund, Investor Class returned 15.43%. By comparison its benchmark, the S&P 500 returned 10.87%.

Strategy Review

As the name implies, Transamerica Premier Focus Fund concentrates on particular securities - namely, 20 or fewer of our "best ideas" from among the market's core and growth equities. Once a security reaches our estimate of fair value, we are required to divest it in favor of new opportunities. While we seek out investment opportunities that meet our investment parameters, cash levels may rise as high as 40% of assets.

In selecting individual securities, we look for companies with astute, shareholder-oriented management committed to enhancing intrinsic business value. The portfolio's largest contributors in 2004, Gemstar-TV Guide International, Inc. ("Gemstar") and WellPoint Healthcare Networks Inc. ("WellPoint"), provide excellent examples. The publisher of TV Guide Magazine, Gemstar also produces online program guides for cable and satellite TV operators. At the time we initiated an investment in Gemstar, Wall Street was more focused on the company's past problems than on its new CEO's decisive approach to solving them. Reflecting our strong convictions about Gemstar's potential, we later purchased additional shares when the price declined. Over the course of 2004, the security appreciated nearly 30% as others recognized Gemstar's progress on several fronts. Our relatively concentrated position (more than 5% of assets at December 31st), combined with buying early and advantageously, magnified the security's good results.

Buying early and at advantageous prices also boosted the contribution from WellPoint, a health management organization. WellPoint's management is effectively applying technology to harvest vast amounts of data, thereby reducing plan administration costs and dominating the markets where it competes. A 2004 merger with another HMO leaves WellPoint well positioned to effect productivity-driven gains from an entirely new set of customers.

In keeping with the portfolio's only-the-best-and-brightest approach, we sold holdings that experienced negative fundamental changes (e.g., The Interpublic Group of Companies, Inc., one of the period's largest detractors from results, where a key member of the management team departed unexpectedly). We also sold or trimmed securities that reached our estimates of fair value (e.g., The ServiceMaster Company, a nationwide provider of household repair and maintenance services, also a top contributor). We redeployed the proceeds into additional shares of existing investments, including Gemstar and Weight Watchers International, Inc., as well as new opportunities such as SanDisk Corporation, inventor, manufacturer and worldwide distributor of flash-card memory for digital devices.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER FOCUS FUND WITH THE S&P 500 INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2004	One Year	Five Years	Since Inception*
Investor Class	15.43%	(6.45)%	12.85%
Class A (NAV)	15.16%	(6.55)%	5.33%
Class A (POP)	8.82%	(7.60)%	4.42%
S&P 500 Index(1)	10.87%	(2.30)%	5.85%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 - 1-800-596-5323 - http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Investor Class - June 30, 1997. Class A - June 30, 1998.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50%.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER FOCUS FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,098.80	1.35%	$7.12
Hypothetical[b]	1,000.00	1,018.35	1.35	6.85
Class A
Actual	1,000.00	1,095.90	1.61	8.48
Hypothetical[b]	1,000.00	1,017.04	1.61	8.16

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER FOCUS FUND

Schedule of Investments - December 31, 2004 - (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 81.9%
Chemicals & Allied Products - 4.6%
Praxair, Inc.	103,000	$4,547
Communication - 8.2%
Liberty Media International, Inc. - Class Aa	81,916	3,787
UnitedGlobalCom, Inc. - Class Aa	450,000	4,347
		8,134
Computer & Data Processing Services - 19.7%
GTECH Holdings Corp.	270,000	7,007
Intuit, Inc.[a]	80,000	3,521
RealNetworks, Inc.[a]	672,500	4,452
SkillSoft PLC - ADR[a]	816,000	4,610
		19,590
Computer & Office Equipment - 3.8%
Sandisk Corp.[a]	150,000	3,746
Electronic & Other Electric Equipment - 5.4%
Gemstar-TV Guide International, Inc.[a]	900,000	5,328
Furniture & Home Furnishings Stores - 3.4%
Tuesday Morning Corp.[a]	111,500	3,415
Holding & Other Investment Offices - 4.0%
Plum Creek Timber Co., Inc.	103,500	3,979
Insurance - 4.1%
WellPoint Health Networks, Inc.[a]	35,000	4,025
Management Services - 5.0%
ServiceMaster Co. (The)	360,000	4,964
Medical Instruments & Supplies - 2.8%
Zimmer Holdings, Inc.[a]	35,000	2,804

	Shares	Value
Personal Services - 7.5%
Jackson Hewitt Tax Service, Inc.	135,000	$3,409
Weight Watchers International, Inc.[a]	97,500	4,004
		7,413
Pharmaceuticals - 7.3%
Allergan, Inc.	56,000	4,540
Genentech, Inc.[a]	50,000	2,722
		7,262
Restaurants - 6.1%
IHOP Corp.	145,000	6,074
Total Common Stocks (cost: $64,907)		81,281
Total Investment Securities (cost: $64,907)*		$81,281
SUMMARY:
Investments, at value	81.9%	$81,281
Other assets in excess of liabilities	18.1%	17,970
Net assets	100.0%	$99,251

NOTES TO SCHEDULE OF INVESTMENTS:

a No dividends were paid during the preceding twelve months.

DEFINITIONS:

ADR – American Depositary Receipt

* Aggregate cost for Federal tax purposes is $64,914. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $16,367 and $0, respectively. Net unrealized appreciation for tax purposes is $16,367.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Co-Portfolio Managers: Christopher J. Bonavico, Kenneth F. Broad

Market Environment

In the twelve months ended December 31, 2004, small and medium-sized U.S. companies outperformed their large-cap brethren, but within the small-mid cap universe, growth stocks lagged value stocks. The Russell 2500 Growth Index ("Russell 2500 Growth") of small- and mid-cap stocks generated a one-year total return of 14.59%, compared to total returns of 11.40% and 21.58% for the large-cap Russell 1000 Index and the Russell 2500 Value Index, respectively.

Highly sensitive to the economy and interest rates, small caps made a solid start in the early months, when moderate economic growth seemed a certainty, and then retreated as the Federal Reserve Board signaled that it would raise key interest rates in response to rapid economic growth. That, combined with elevated energy prices, lackluster employment growth, persistent conflict in Iraq, and a close U.S. presidential race, sent the Russell 2500 Growth into negative territory. With the resolution of the presidential race, a major area of uncertainty was removed, and the market rebounded sharply. For the full year, the energy and materials/processing sectors of the Russell 2500 Growth performed best. The technology sector ended 2004 in the red.

Performance

For the year ended December 31, 2004, Transamerica Premier Growth Opportunities Fund, Investor Class returned 16.13%. By comparison its benchmark, the Russell 2500 Growth returned 14.59%.

Strategy Review

As always, we maintained a concentrated portfolio of high-quality companies with strong balance sheets and cash-generating power, each selected for its astute, value-conscious management team and its ability to gain market share, focus on growing end markets, and enhance assets. To compensate for the additional risk associated with concentrated positions (i.e., 5% or more of assets invested in a single security), the portfolio was broadly diversified by industry, business model and investment thesis.

Among the few energy companies that met our criteria was natural gas provider EOG Resources, Inc. ("EOG"). Rising energy prices were a boon to EOG, but they alone do not account for its 55% appreciation. More importantly, EOG is the rare energy company in which management is focused on delivering high returns on capital and growing organically rather than via mergers and acquisitions. After EOG discovered additional gas reserves, the stock appreciated quickly.

Expeditors International of Washington, Inc. and C. H. Robinson Worldwide, Inc. also are organically growing companies, and each has benefited from the growing demand for freight transport as the economy expands. While not always the largest contributors to performance, these securities have been among the portfolio's most consistent source of return, and we consider them core holdings.

Less consistent in 2004 but still a sizable contributor was Gemstar-TV Guide International, Inc. ("Gemstar"), publisher of TV Guide Magazine. Gemstar also publishes online program guides for cable and satellite TV operators. We initially purchased this security at very attractive prices, at a time when Wall Street was more focused on Gemstar's past problems than on its new CEO's decisive approach to lifting the clouds overhanging the company. Reflecting our strong convictions about Gemstar's potential, we later purchased additional shares when the price declined. Over the course of 2004, the security gained 27% as others recognized Gemstar's progress on several fronts, including the growing value of its online program guides.

Conversely, our investment theses for DeVRY Inc., a technology training company, and Gentex Corporation, a supplier of auto parts to car manufacturers, did not hold up well. These securities were the largest detractors from performance. Lackluster enrollment and sales, respectively, hurt their results.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND WITH THE RUSSELL 2500 GROWTH INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2004	One Year	Five Years	Since Inception*
Investor Class	16.13%	(6.08)%	16.73%
Class A (NAV)	15.89%	(6.17)%	9.46%
Class A (POP)	9.51%	(7.23)%	8.51%
Russell 2500 Index(1)	14.59%	(2.31)%	5.83%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 - 1-800-596-5323 - http://www.funds-sp.com

    The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth value. The Russell 2500 Growth Index measures the performance of the 2500 smallest companies (approximately 17%) in the Russell 3000 Index (an index composed of the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). You cannot invest directly in an Index.

  *  Investor Class - June 30, 1997. Class A - June 30, 1998.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50%.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,076.40	1.42%	$7.41
Hypothetical[b]	1,000.00	1,018.00	1.42	7.20
Class A
Actual	1,000.00	1,074.80	1.69	8.81
Hypothetical[b]	1,000.00	1,016.64	1.69	8.57

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Schedule of Investments - December 31, 2004 - (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 93.9%
Communication - 3.0%
Global Payments, Inc.	68,000	$3,981
Computer & Data Processing Services - 17.4%
GTECH Holdings Corp.	275,000	7,136
McAfee, Inc.[a]	105,000	3,038
RealNetworks, Inc.[a]	1,137,500	7,530
SkillSoft PLC - ADR[a]	949,500	5,365
		23,069
Computer & Office Equipment - 3.7%
Sandisk Corp.[a]	195,000	4,869
Educational Services - 1.5%
DeVry, Inc.[a]	115,000	1,996
Electronic & Other Electric Equipment - 5.0%
Gemstar-TV Guide International, Inc.[a]	1,125,000	6,660
Furniture & Home Furnishings Stores - 4.6%
Tuesday Morning Corp.[a]	200,000	6,126
Industrial Machinery & Equipment - 2.9%
Graco, Inc.	104,000	3,884
Management Services - 4.6%
ServiceMaster Co. (The)	445,000	6,137
Medical Instruments & Supplies - 4.4%
Techne Corp.[a]	150,000	5,835
Oil & Gas Extraction - 2.9%
EOG Resources, Inc.	54,000	3,853
Paper & Allied Products - 2.3%
Pactiv Corp.[a]	120,000	3,035
Paperboard Containers & Boxes - 3.6%
Packaging Corp. of America	200,000	4,710
Personal Credit Institutions - 4.8%
Financial Federal Corp.[a]	160,000	6,272

	Shares	Value
Personal Services - 8.0%
Jackson Hewitt Tax Service, Inc.	185,000	$4,671
Weight Watchers International, Inc.[a]	145,000	5,955
		10,626
Restaurants - 5.3%
IHOP Corp.	167,000	6,996
Security & Commodity Brokers - 4.4%
Blackrock, Inc. - Class A	75,000	5,795
Stone, Clay & Glass Products - 5.5%
Gentex Corp.	195,000	7,219
Transportation & Public Utilities - 10.0%
CH Robinson Worldwide, Inc.	120,000	6,662
Expeditors International of Washington, Inc.	118,000	6,594
		13,256
Total Common Stocks (cost: $91,580)		124,319
Total Investment Securities (cost: $91,580)*		$124,319
SUMMARY:
Investments, at value	93.9%	$124,319
Other assets in excess of liabilities	6.1%	8,078
Net assets	100.0%	$132,397

NOTES TO SCHEDULE OF INVESTMENTS:

a No dividends were paid during the preceding twelve months.

DEFINITIONS:

ADR – American Depositary Receipt

* Aggregate cost for Federal tax purposes is $91,604. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $32,715 and $0, respectively. Net unrealized appreciation for tax purposes is $32,715.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

Lead Equity Portfolio Manager: Gary U. Rollé, Lead Fixed Income Portfolio Manager: Heidi Y. Hu, Portfolio Manager: Jeffrey S. Van Harte

Market Environment

The stock market posted a healthy gain in 2004, most of which occurred in the second half of the period. After a promising start, the market retreated mid-year, in the face of several shocks, including sharply rising energy prices, and growing investor uncertainty about the pace and sustainability of economic growth. Later, the resolution of the U.S. presidential race, a falloff in oil prices, and signs of solid economic expansion boosted investor confidence. The market rallied with the Standard and Poor's 500 Composite Stock Index ("S&P 500") advancing 9.23% in the final quarter. It ended the year with a 10.87% total return.

Despite historically low yields, U.S. bond market returns were positive in 2004 as well. Although the Federal Reserve Board ("Fed") raised key short-term interest rates five times, by a total of 1.25%, longer-term bond yields were relatively steady. The Lehman Brothers U.S. Government/Credit Index ("LB Gov't./Credit") generated a total return of 4.19%.

Performance

For the year ended December 31, 2004, Transamerica Premier Balanced Fund, Investor Class returned 12.92%. By comparison its primary and secondary benchmarks, the S&P 500 and the LB Gov't./Credit, returned 10.87% and 4.19%, respectively.

Strategy Review

We attribute the portfolio's superior total return to an aggressive asset allocation and strong results for individual securities in one of the S&P 500's best-performing sectors for the year - industrial stocks.

Throughout the year, we believed that an expanding economy would favor stocks over bonds. In keeping with that outlook, we maintained an asset allocation of approximately 70% equities/30% bonds.

Within the equity portfolio, we stressed companies benefiting from strong, favorable economic and/or secular trends, such as the rising levels of global infrastructure spending and the conversion to digital technology. We also looked for management teams proficient in utilizing capital to enhance a company's return on investment. As a result of our thematic approach, the portfolio was heavily weighted in industrial, transportation and consumer discretionary companies. For instance, the portfolio's top contributor to performance was truck manufacturer PACCAR Inc., where increased over-the-road freight hauling in the U.S. and Europe, a reputation for quality products and service, and higher demand for more fuel-efficient trucks worked in the company's favor. Rising levels of freight transportation were a boon for another top contributor, Expeditors International of Washington, Inc., as well. Rounding out the list of better-performing securities was QUALCOMM Inc. ("QUALCOMM"), a leading manufacturer of Code Division Multiple Access ("CDMA") chips used in cell phones. The explosive growth of the wireless phone industry helped QUALCOMM repeatedly meet or exceed quarterly earnings estimates.

One industry that did not live up to our expectations was media. The stock of Cox Communications, Inc., a cable systems operator, suffered due to concerns about competition from satellite TV and the potential risks associated with the capital-intensive nature of cable networks. Clear Channel Communications Inc., which operates radio and TV stations nationally and internationally, also lagged, due to lackluster advertising sales.

As for the bond portfolio, we maintained a shorter duration than our benchmark, in anticipation of rising inflationary pressures. In the belief that a strong economy would further enhance corporate profits and creditworthiness, we overweighted corporate bonds and made strategic allocations to high-yield bonds and mortgage-backed securities ("MBS's"). As yields for non-Treasury securities fell over the period, the focus on corporate bonds and MBS contributed to excess returns for the fixed-income portfolio.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER BALANCED FUND
WITH S&P 500 INDEX AND LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2004	One Year	Five Years	Since Inception*
Investor Class	12.92%	5.63%	13.08%
Class A (NAV)	12.54%	5.28%	8.00%
Class A (POP)	6.35%	4.09%	7.06%
S&P 500 Index(1)	10.87%	(2.30)%	9.96%
Lehman Brothers U.S. Government/Credit Index(1)	4.19%	8.00%	6.94%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 - 1-800-596-5323 - http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers U.S. Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index. You cannot invest directly in an Index.

  *  Investor Class - October 2, 1995. Class A - June 30, 1998.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50%.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,100.30	1.42%	$7.50
Hypothetical[b]	1,000.00	1,018.00	1.42	7.20
Class A
Actual	1,000.00	1,097.60	1.85	9.75
Hypothetical[b]	1,000.00	1,015.84	1.85	9.37

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2004

This chart shows the percentage breakdown by Asset Type of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

Schedule of Investments - December 31, 2004 - (all amounts except share amounts in thousands)

	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS - 7.2%
Fannie Mae
6.00% 08/01/2034	$1,769	$1,831
6.00% 09/01/2034	1,492	1,544
U.S. Treasury Bond
5.38% 02/15/2031	5,320	5,754
U.S. Treasury Note
2.88% 11/30/2006	2,000	1,994
3.00% 11/15/2007	2,000	1,988
3.25% 01/15/2009	250	248
4.00% 06/15/2009	1,750	1,784
3.50% 11/15/2009	2,180	2,171
4.25% 08/15/2014	900	902
4.25% 11/15/2014	1,000	1,003
Total U.S. Government Obligations (cost: $19,050)		19,219
CORPORATE DEBT SECURITIES - 19.6%
Aerospace - 0.5%
Textron Financial Corp. 2.69% 10/03/2006	1,500	1,479
Amusement & Recreation Services - 0.5%
Harrah's Operating Co., Inc. 5.50% 07/01/2010	1,250	1,295
Beverages - 1.3%
Bottling Group LLC 2.45% 10/16/2006	1,100	1,084
Cia Brasileira de Bebidas 8.75% 09/15/2013	450	526
Coca-Cola Enterprises, Inc. 2.50% 09/15/2006	1,000	986
PepsiAmericas, Inc. 3.88% 09/12/2007	1,000	1,000
		3,596
Business Credit Institutions - 0.6%
eircom Funding 8.25% 08/15/2013	300	333
Pemex Finance, Ltd. 9.03% 02/15/2011	1,080	1,246
		1,579
Chemicals & Allied Products - 0.3%
Lubrizol Corp. 5.50% 10/01/2014	600	605
Nalco Co. 7.75% 11/15/2011	300	325
		930
Commercial Banks - 1.5%
Abbey National PLC[b] 7.35% 10/29/2049	1,000	1,059
Dresdner Funding Trust I - 144A 8.15% 06/30/2031	625	775

	Principal Amount	Value
Commercial Banks (continued)
HSBC Capital Funding - 144Aa 10.18% 12/29/2049	$500	$776
Mellon Bank NA 7.00% 03/15/2006	300	313
US Bank NA 3.75% 02/06/2009	1,000	991
		3,914
Communication - 0.8%
COX Communications, Inc. - 144A 5.45% 12/15/2014	1,000	1,002
Echostar DBS Corp. 5.75% 10/01/2008	180	183
SBC Communications, Inc. 5.75% 05/02/2006	1,000	1,032
		2,217
Communications Equipment - 0.5%
Motorola, Inc. 4.61% 11/16/2007	1,250	1,275
Drug Stores & Proprietary Stores - 0.6%
CVS Corp. 4.88% 09/15/2014	1,500	1,503
Electric Services - 0.7%
DPL, Inc. 8.25% 03/01/2007	600	653
Duke Energy Corp. 4.20% 10/01/2008	1,150	1,160
		1,813
Food & Kindred Products - 0.9%
Campbell Soup Co. 6.90% 10/15/2006	1,000	1,057
Diageo Capital PLC 3.38% 03/20/2008	1,300	1,289
		2,346
Food Stores - 0.0%
Stater Brothers Holdings, Inc. 8.13% 06/15/2012	150	159
Furniture & Fixtures - 0.4%
Lear Corp. 7.96% 05/15/2005	1,000	1,016
Gas Production & Distribution - 0.4%
Atmos Energy Corp. 4.00% 10/15/2009	1,000	990
Holding & Other Investment Offices - 0.7%
Berkshire Hathaway Finance Corp. - 144A 3.40% 07/02/2007	1,250	1,248
iStar Financial, Inc., Series B 4.88% 01/15/2009	750	762
		2,010

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

Schedule of Investments (continued) - December 31, 2004 - (all amounts except share amounts in thousands)

	Principal Amount	Value
Hotels & Other Lodging Places - 1.2%
MGM Mirage 6.00% 10/01/2009	$700	$721
Park Place Entertainment Corp. 7.00% 04/15/2013	300	332
Starwood Hotels & Resorts, Inc. 6.75% 11/15/2005	2,000	2,065
		3,118
Insurance - 0.4%
WellPoint Health Networks, Inc. 6.38% 06/15/2006	1,000	1,042
Insurance Agents, Brokers & Service - 0.4%
Metlife, Inc. 3.91% 05/15/2005	1,000	1,005
Metal Mining - 0.5%
Barrick Gold Finance, Inc. 7.50% 05/01/2007	1,275	1,382
Mortgage Bankers & Brokers - 0.4%
Rio Tinto Finance USA, Ltd.
5.75% 07/03/2006	1,000	1,037
Motion Pictures - 0.7%
News America Holdings, Inc. 7.75% 12/01/2045	1,000	1,220
Time Warner, Inc. 9.13% 01/15/2013	500	644
		1,864
Oil & Gas Extraction - 0.4%
Chesapeake Energy Corp. 7.50% 06/15/2014	225	247
Husky Oil, Co.[a] 8.90% 08/15/2028	635	726
		973
Paper & Allied Products - 0.5%
Domtar Inc. 7.88% 10/15/2011	234	270
Norske Skogindustrier ASA - 144A 6.13% 10/15/2015	950	987
		1,257
Personal Credit Institutions - 0.3%
General Motors Acceptance Corp. 6.75% 01/15/2006	750	770
Petroleum Refining - 0.5%
Amerada Hess Corp. 7.13% 03/15/2033	1,200	1,324
Pharmaceuticals - 0.4%
Vertex Pharmaceuticals, Inc. 5.00% 09/19/2007	1,000	965

	Principal Amount	Value
Printing & Publishing - 0.6%
Reed Elsevier Capital, Inc. 7.00% 05/15/2005	$1,000	$1,015
Viacom, Inc. 7.75% 06/01/2005	500	509
		1,524
Restaurants - 0.2%
Landry's Restaurants, Inc. - 144A 7.50% 12/15/2014	500	499
Savings Institutions - 0.4%
Washington Mutual Bank FA 5.13% 01/15/2015	1,000	995
Security & Commodity Brokers - 1.5%
BNP U.S. Funding LLC - 144Aa 7.74% 12/31/2049	1,000	1,106
Countrywide Home Loans, Inc. 4.13% 09/15/2009	1,500	1,495
E*Trade Financial Corp. - 144A 8.00% 06/15/2011	300	324
Lehman Brothers Holdings, Inc. 7.88% 08/15/2010	1,000	1,175
		4,100
Telecommunications - 1.1%
America Movil SA de CV 5.50% 03/01/2014	550	545
Cincinnati Bell, Inc. 8.38% 01/15/2014	150	153
Sprint Capital Corp.[b] 4.78% 08/17/2006	1,250	1,274
Telefonica Europe BV 7.35% 09/15/2005	1,000	1,030
		3,002
Transportation & Public Utilities - 0.2%
Magellan Midstream Partners, L.P. 6.45% 06/01/2014	500	543
Water Transportation - 0.2%
Royal Caribbean Cruises, Ltd. 8.75% 02/02/2011	570	676
Total Corporate Debt Securities (cost: $51,120)		52,198
	Shares	Value
PREFERRED STOCKS - 0.4%
Telecommunications - 0.4%
Centaur Funding Corp. - 144A	800	1,054
Total Preferred Stocks (cost: $891)		1,054

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

Schedule of Investments (continued) - December 31, 2004 - (all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 72.2%
Automotive - 7.5%
Harley-Davidson, Inc.	130,000	$7,897
PACCAR, Inc.	150,000	12,072
		19,969
Chemicals & Allied Products - 1.3%
Ecolab, Inc.	100,000	3,513
Commercial Banks - 1.5%
JPMorgan Chase & Co.	100,000	3,901
Communication - 1.4%
XM Satellite Radio Holdings, Inc. - Class Ac	100,000	3,762
Communications Equipment - 2.7%
QUALCOMM, Inc.	170,000	7,208
Computer & Data Processing Services - 2.1%
Microsoft Corp.	100,000	2,671
NAVTEQ Corp.[c]	60,000	2,782
		5,453
Computer & Office Equipment - 4.4%
Diebold, Inc.	100,000	5,573
Sandisk Corp.[c]	250,000	6,242
		11,815
Electronic & Other Electric Equipment - 1.5%
General Electric Co.	110,000	4,015
Engineering & Management Services - 3.6%
Jacobs Engineering Group, Inc.[c]	200,000	9,558
Fabricated Metal Products - 1.8%
Gillette Co. (The)	105,000	4,702
Holding & Other Investment Offices - 1.4%
Plum Creek Timber Co., Inc.	100,000	3,844
Hotels & Other Lodging Places - 2.4%
Marriott International, Inc. - Class A	100,000	6,298
Industrial Machinery & Equipment - 10.2%
American Standard Cos., Inc.[c]	60,000	2,479
Caterpillar, Inc.	100,000	9,751
Donaldson Co., Inc.	100,000	3,258
Graco, Inc.	70,000	2,615
Illinois Tool Works, Inc.	30,000	2,780
Kennametal, Inc.	125,000	6,221
		27,104
Insurance - 2.1%
Berkshire Hathaway, Inc. - Class Bc	300	881
WellPoint, Inc.[c]	40,000	4,600
		5,481
Medical Instruments & Supplies - 1.8%
Zimmer Holdings, Inc.[c]	60,000	4,807
Motor Vehicles, Parts & Supplies - 3.1%
BorgWarner, Inc.	150,000	8,126

	Shares	Value
Oil & Gas Extraction - 2.7%
Anadarko Petroleum Corp.	40,000	$2,592
Apache Corp.	90,000	4,551
		7,143
Paper & Allied Products - 1.2%
3M Co.	40,000	3,283
Pharmaceuticals - 1.8%
Amgen, Inc.[c]	75,000	4,811
Primary Metal Industries - 3.0%
Hubbell, Inc. - Class B	150,000	7,845
Printing & Publishing - 3.4%
McGraw-Hill Cos., Inc. (The)	100,000	9,154
Security & Commodity Brokers - 1.3%
Chicago Mercantile Exchange	15,000	3,431
Stone, Clay & Glass Products - 1.0%
Gentex Corp.	75,000	2,777
Telecommunications - 2.3%
Verizon Communications, Inc.	150,000	6,077
Transportation & Public Utilities - 2.1%
Expeditors International of Washington, Inc.	100,000	5,588
Trucking & Warehousing - 2.1%
United Parcel Service, Inc. - Class B	65,000	5,555
Wholesale Trade Durable Goods - 2.5%
Grainger (W.W.), Inc.	100,000	6,662
Total Common Stocks (cost: $140,831)		191,882
Total Investment Securities (cost: $211,892)*		$264,353
SUMMARY:
Investments, at value	99.4%	$264,353
Other assets in excess of liabilities	0.6%	1,626
Net assets	100.0%	$265,979

NOTES TO SCHEDULE OF INVESTMENTS:

a Floating or variable rate note. Rate as of December 31, 2004.

b Securities are step bonds. Abbey National PLC has a coupon rate of 7.35% until 10/01/2006, thereafter coupon will reset every five years to the current month treasury rate plus 178 BP. Sprint Capital Corp. has a coupon rate of 4.78% until 8/17/2006, thereafter the coupon rate will be 0.00%

c No dividends were paid during the preceding twelve months.

DEFINITIONS:

144A - 144A Securities are registered pursuant to the Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At December 31, 2004 these securities aggregated $7,771 or 2.9% of the net assets of the Fund.

* Aggregate cost for Federal tax purposes is $212,648. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $51,705 and $0, respectively. Net unrealized appreciation for tax purposes is $51,705.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER BOND FUND

Lead Portfolio Manager: Heidi Y. Hu, Portfolio Manager: Peter O. Lopez

Market Environment

Despite historically low yields, U.S. bond market returns were positive in 2004. Although the Federal Reserve Board ("Fed") raised key short-term interest rates five times, by a total of 1.25%, longer-term bond yields were relatively steady.

After three years of reducing short-term rates to historically low levels to stimulate economic growth, the central bank determined that such accommodation was no longer necessary. Volatility increased as the Fed embarked upon a new course. However, once the initial shock wore off, bond markets took the Fed's series of "measured" rate hikes in stride, and the Lehman Brothers U.S. Government/Credit Index ("LB Gov't./Credit") generated a total return of 4.19%.

Much of the market's complacence can be attributed to the economic environment. It was obvious that the U.S. economy was expanding, but not how rapid or sustainable the growth would be. On the one hand, improving corporate profitability, resilient consumer spending, a strong housing market and rising commodity prices argued for solid growth and higher inflation. Conversely, inconsistent employment growth suggested tepid economic expansion.

Performance

For the year ended December 31, 2004, Transamerica Premier Bond Fund, Investor Class returned 3.62%. By comparison its benchmark, the LB Gov't./Credit returned 4.19%.

Strategy Review

Throughout the year, our strategy was consistent: a shorter duration than our benchmark in anticipation of rising inflationary pressures, an overweighting in corporate bonds, and a small but strategic allocation to high-yield bonds, an area that outperformed investment-grade bonds by a wide margin. In the latter half of the year, we added another outperforming sector: mortgage-backed securities. With the exception of our duration positioning, all of these tactics worked as we anticipated, contributing excess return.

Within the corporate sector, we emphasized industries and individual companies that we believed would benefit from improving corporate creditworthiness, economic growth and/or the rapid infrastructure building occurring worldwide. Thus, we focused on media and cable companies, basic materials businesses (e.g., paper, forest products and energy companies), and leisure and gaming businesses.

The contributions by our corporate, high-yield and mortgage-backed securities were partially offset by the portfolio's short duration – that is, by an emphasis on shorter-term securities. We believed there would be solid economic growth, rising interest rates and, as a result, falling prices and rising yields across the yield curve. As it turned out, long-term bonds were virtually unchanged, and the portfolio might have performed better had we maintained a longer duration.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER BOND FUND
WITH THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2004	One Year	Five Years	Since Inception*
Investor Class	3.62%	4.51%	5.14%
Class A (NAV)	3.29%	4.31%	4.01%
Class A (POP)	(1.62)%	3.30%	3.24%
Lehman Brothers U.S. Government/Credit Index(1)	4.19%	8.00%	6.94%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 - 1-800-596-5323 - http://www.funds-sp.com

    The Lehman Brothers U.S. Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Investor Class - October 2, 1995. Class A - June 30, 1998.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75%.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,042.40	0.99%	$5.08
Hypothetical[b]	1,000.00	1,020.16	0.99%	5.03
Class A
Actual	1,000.00	1,039.60	1.40%	7.38
Hypothetical[b]	1,000.00	1,017.90	1.40%	7.30

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Type
At December 31, 2004

This chart shows the percentage breakdown by Bond Type of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER BOND FUND

Schedule of Investments - December 31, 2004 - (all amounts in thousands)

	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS - 22.7%
FNMA 6.00% 08/01/2034	$725	$750
6.00% 09/01/2034	615	637
U.S. Treasury Bond
5.38% 02/15/2031	2,205	2,385
U.S. Treasury Note
2.88% 11/30/2006	500	499
3.00% 11/15/2007	1,000	994
3.50% 11/15/2009	270	269
4.00% 02/15/2014	125	123
4.25% 08/15/2014	575	576
Total U.S. Government Obligations (cost: $6,324)		6,233
CORPORATE DEBT SECURITIES - 72.2%
Amusement & Recreation Services - 2.2%
Harrah's Operating Co., Inc. 5.50% 07/01/2010	500	518
MGM Mirage 5.88% 02/27/2014	75	74
		592
Beverages - 6.3%
Bottling Group LLC 2.45% 10/16/2006	600	591
Cia Brasileira de Bebidas - 144A 8.75% 09/15/2013	120	140
Coca-Cola Enterprises, Inc. 2.50% 09/15/2006	500	493
PepsiAmericas, Inc. 3.88% 09/12/2007	500	500
		1,724
Business Credit Institutions - 2.4%
eircom Funding 8.25% 08/15/2013	150	166
Pemex Finance, Ltd. 9.03% 02/15/2011	425	490
		656
Chemicals & Allied Products - 1.9%
Lubrizol Corp. 5.50% 10/01/2014	350	353
Nalco Co. 7.75% 11/15/2011	150	163
		516
Commercial Banks - 2.0%
US Bank NA 3.75% 02/06/2009	550	545
Communication - 0.9%
COX Communications, Inc. - 144A 5.45% 12/15/2014	250	250

	Principal Amount	Value
Communications Equipment - 1.9%
Motorola, Inc. 4.61% 11/16/2007	$500	$510
Drug Stores & Proprietary Stores - 1.8%
CVS Corp. 4.88% 09/15/2014	500	501
Electric Services - 1.2%
DPL, Inc. 8.25% 03/01/2007	300	327
Food & Kindred Products - 0.4%
Smithfield Foods, Inc. 7.00% 08/01/2011	100	107
Furniture & Fixtures - 1.8%
Lear Corp. 7.96% 05/15/2005	500	508
Gas Production & Distribution - 1.8%
Atmos Energy Corp. 4.00% 10/15/2009	500	495
Holding & Other Investment Offices - 4.9%
Berkshire Hathaway Finance Corp. - 144A 3.40% 07/02/2007	500	499
EOP Operating, LP 8.38% 03/15/2006	500	528
iStar Financial, Inc., Series B 4.88% 01/15/2009	300	305
		1,332
Hotels & Other Lodging Places - 2.5%
Mirage Resorts, Inc. 7.25% 08/01/2017	75	78
Park Place Entertainment Corp. 7.00% 04/15/2013	75	83
Starwood Hotels & Resorts Worldwide, Inc. 7.38% 05/01/2007	500	536
		697
Industrial Machinery & Equipment - 2.2%
John Deere Capital Corp. 3.90% 01/15/2008	600	605
Insurance - 5.8%
Allstate Financial Global Funding II - 144A 2.63% 10/22/2006	550	542
International Lease Finance Corp. 5.63% 06/01/2007	500	523
Wellpoint Health Networks, Inc. 6.38% 06/15/2006	500	521
		1,586
Insurance Agents, Brokers & Service - 1.8%
Metlife, Inc. 3.91% 05/15/2005	500	502

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER BOND FUND

Schedule of Investments (continued) - December 31, 2004 - (all amounts in thousands)

	Principal Amount	Value
Lumber & Wood Products - 1.1%
Weyerhaeuser Co. 7.38% 03/15/2032	$250	$297
Mortgage Bankers & Brokers - 1.9%
Rio Tinto Finance USA, Ltd. 5.75% 07/03/2006	500	518
Motion Pictures - 3.4%
News America Holdings, Inc. 7.75% 12/01/2045	500	610
Time Warner, Inc. 9.13% 01/15/2013	250	322
		932
Oil & Gas Extraction - 2.7%
Chesapeake Energy Corp. 7.00% 08/15/2014	150	160
Husky Oil, Ltd.[a] 8.90% 08/15/2028	270	309
Kerr-McGee Corp. 6.95% 07/01/2024	250	277
		746
Paper & Allied Products - 0.4%
Domtar Inc. 7.88% 10/15/2011	94	109
Personal Credit Institutions - 3.4%
Capital One Bank 5.00% 06/15/2009	300	309
General Motors Acceptance Corp. 6.75% 01/15/2006	600	616
		925
Petroleum Refining - 2.0%
Amerada Hess Corp. 7.13% 03/15/2033	500	552
Radio & Television Broadcasting - 1.8%
Chancellor Media Corp. 8.00% 11/01/2008	450	506
Restaurants - 0.5%
Landry's Restaurants, Inc. - 144A 7.50% 12/15/2014	150	150
Security & Commodity Brokers - 4.5%
BNP U.S. Funding LLC - 144Aa 7.74% 12/31/2049	500	553
E*Trade Financial Corp. - 144A 8.00% 06/15/2011	150	162
Merrill Lynch & Co., Inc., Series B 6.13% 05/16/2006	500	520
		1,235

	Principal Amount	Value
Telecommunications - 5.9%
America Movil SA de CV 5.50% 03/01/2014	$275	$272
Cincinnati Bell, Inc. 8.38% 01/15/2014	75	76
Liberty Media Corp. 5.70% 05/15/2013	250	248
Sprint Capital Corp.[b] 4.78% 08/17/2006	500	510
Telefonica Europe BV 7.35% 09/15/2005	500	515
		1,621
Transportation & Public Utilities - 1.0%
Magellan Midstream Partners, L.P. 6.45% 06/01/2014	250	272
Water Transportation - 1.8%
Royal Caribbean Cruises, Ltd. 8.75% 02/02/2011	415	492
Total Corporate Debt Securities (cost: $19,448)		19,808
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.8%
U.S. Treasury Bill 1.20% 01/13/2005	500	500
Total Short-Term U.S. Government Obligations (cost: $500)		500
Total Investment Securities (cost: $26,272)*		$26,541
SUMMARY:
Investments, at value	96.7%	$26,541
Other assets less liabilities	3.3%	892
Net assets	100.0%	$27,433

NOTES TO SCHEDULE OF INVESTMENTS:

a Floating or variable rate note. Rate is listed as of December 31, 2004.

b Securities are stepbonds. Sprint Capital Corp. has a coupon rate of 4.78% until 08/17/2006, thereafter the coupon rate will be 0.00%.

DEFINITIONS:

144A - 144A Securities are registered pursuant to the Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At December 31, 2004 these securities aggregated $2,296 or 8.37% of the net assets of the Fund.

* Aggregate cost for Federal income tax purposes is $26,731. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $0 and $190, respectively. Net unrealized depreciation for tax purposes is $190.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS  2004 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Lead Portfolio Manager: Peter O. Lopez, Portfolio Manager: Edward S. Han

Market Environment

High yield bonds performed quite well in 2004 as the credit quality of corporate America improved along with the U.S. economy. Credit spreads (the difference between Treasury yields and yields on non-investment grade bonds) narrowed significantly during the year. This price appreciation resulted in a 9.91% one-year total return for the portfolio's benchmark, the Merrill Lynch High Yield Cash Pay BB-B Index ("ML High Yield BB-B"). (BB and B are the highest credit ratings for non-investment grade securities.)

Strong demand from investors also played a role in the impressive returns. Despite an enormous surge of new issues in the fourth quarter (for refinancings, leveraged buyouts and merger activities) that made 2004 an impressive year for high-yield issuance, the marketplace absorbed the larger supply with ease, keeping the upward pressure on prices.

Performance

For the year ended December 31, 2004, Transamerica Premier High Yield Bond Fund, Institutional Class returned 10.88%. By comparison its primary and secondary benchmarks, the ML High Yield BB-B and the Merrill Lynch U.S. High Yield, Cash Pay Index returned 9.91% and 10.76%, respectively.

Strategy Review

We attribute the portfolio's results to numerous factors including an emphasis on bonds from energy and industrials companies (e.g., Chesapeake Energy Corp., the fifth largest independent producer of natural gas in the United States; and Crystal Holding L.L.C., parent company of German chemicals manufacturer Celanese AG). The portfolio also benefited from emphasizing bonds in the leisure-and-gaming industry, an area that grew even faster than the general economy.

In addition, we invested in convertible bonds which contributed to the positive returns in the portfolio. Posting the largest gains were Kerzner International Limited, an international resorts company with properties in The Bahamas, Dubai and the United Kingdom; Royal Caribbean Cruises Ltd.; and Shuffle Master, Inc., a provider of shuffling systems for gaming tables.

Among the handful of our holdings that detracted from performance was a bond from video-rental company Blockbuster Inc. ("Blockbuster"). Due to heightened competition, Blockbuster is under pressure to update its business model and is currently attempting to purchase a competitor. We are monitoring the situation at Blockbuster carefully.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER HIGH YIELD BOND FUND WITH THE
MERRILL LYNCH HIGH YIELD, CASH PAY BB-B RATED INDEX AND THE MERRILL LYNCH U.S. HIGH YIELD, CASH PAY INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2004	One Year	Five Years	Since Inception*
Institutional Class	10.88%	5.78%	5.36%
Investor Class	10.38%	5.51%	5.15%
Merrill Lynch High Yield, Cash Pay, BB-B Rated Index	9.91%	6.81%	5.50%
Merrill Lynch U.S. High Yield, Cash Pay Index	10.76%	7.31%	5.70%

The Merrill Lynch High Yield, Cash Pay, BB-B Rated Index is an unmanaged index comprised of the market value weighted measure of approximately 1,500 BB and B rated bonds. The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.

  *  Institutional Class - July 1, 1998. Investor Class - July 1, 1998.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the Fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,099.90	0.90%	$4.75
Hypothetical[b]	1,000.00	1,020.61	0.90%	4.57
Institutional Class
Actual	1,000.00	1,103.40	0.63%	3.33
Hypothetical[b]	1,000.00	1,021.97	0.63%	3.20

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Credit Quality (Moody Ratings)
At December 31, 2004

Baa2 – Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa3 – Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Ba1 – Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba2 – Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba3 – More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

B1 – Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B2 – More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B3 – Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa1 – Highly vulnerable; may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa2 – Extremely vulnerable; may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa3 – Speculative; may be in default on their policyholder obligations or have other marked shortcomings.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD FUND

Schedule of Investments - December 31, 2004 - (all amounts in thousands)

	Principal Amount	Value
CORPORATE DEBT SECURITIES - 84.7%
Aerospace - 1.3%
Bombardier, Inc. - 144A 6.75% 05/01/2012	$1,000	$922
Vought Aircraft Industries, Inc. 8.00% 07/15/2011	1,000	977
		1,899
Agriculture - 0.7%
Michael Foods, Inc. 8.00% 11/15/2013	1,000	1,060
Amusement & Recreation Services - 4.0%
Boyd Gaming Corp. 6.75% 04/15/2014	1,000	1,052
Six Flags, Inc. 9.75% 04/15/2013	1,000	1,020
Speedway Motorsports, Inc. 6.75% 06/01/2013	1,500	1,586
Station Casinos, Inc. 6.88% 03/01/2016	1,000	1,046
Warner Music Group - 144A 7.38% 04/15/2014	1,000	1,030
		5,734
Apparel Products - 0.8%
Norcross Safety Products LLC/Norcross Capital Corp, Series B 9.88% 08/15/2011	1,000	1,110
Automotive Dealers & Service Stations - 2.2%
Asbury Automotive Group, Inc. 8.00% 03/15/2014	1,000	995
Group 1 Automotive, Inc. 8.25% 08/15/2013	1,000	1,067
Petro Stopping Centers, LP/Petro Financial Corp. 9.00% 02/15/2012	1,000	1,062
		3,124
Beverages - 0.8%
Cia Brasileira de Bebidas 8.75% 09/15/2013	1,000	1,170
Business Credit Institutions - 1.2%
eircom Funding 8.25% 08/15/2013	1,500	1,665
Business Services - 0.7%
Aearo Co. I 8.25% 04/15/2012	1,000	1,035
Chemicals & Allied Products - 1.7%
IMC Global, Inc. 10.88% 06/01/2008	58	70
Innophos, Inc. - 144A 8.88% 08/15/2014	1,000	1,085

	Principal Amount	Value
Resolution Performance Products LLC/RPP Capital Corp. 8.00% 12/15/2009	$1,000	$1,080
Rockwood Specialties Group, Inc. - 144A 7.50% 11/15/2014	250	261
		2,496
Commercial Banks - 0.7%
Euronet Worldwide, Inc. Convertible, - 144A 1.63% 12/15/2024	1,000	1,069
Communication - 4.8%
American Tower Corp. - 144A 7.13% 10/15/2012	1,000	1,027
CCO Holdings LLC/CCO Holdings Capital Corp. - 144Aa 6.62% 12/15/2010	1,000	1,005
Echostar DBS Corp. - 144A 6.63% 10/01/2014	1,000	1,017
Kabel Deutschland GmbH - 144A 10.63% 07/01/2014	2,000	2,310
MediaCom LLC/Cap Corp. 9.50% 01/15/2013	1,000	1,009
Rogers Cable, Inc. - 144A 6.75% 03/15/2015	500	514
		6,882
Communications Equipment - 2.6%
American Towers, Inc. 7.25% 12/01/2011	1,000	1,065
Inmarsat Finance PLC 7.63% 06/30/2012	1,500	1,567
New Skies Satellites NV - 144A 9.13% 11/01/2012	1,000	1,025
		3,657
Computer & Data Processing Services - 0.9%
Overstock.com, Inc. Convertible, - 144A 3.75% 12/01/2011	1,000	1,244
Computer & Office Equipment - 0.7%
Scientific Games Corp. Convertible, - 144A 0.75% 12/01/2024	1,000	1,046
Department Stores - 0.7%
Saks, Inc. Convertible 2.00% 03/15/2024	1,000	992
Drug Stores & Proprietary Stores - 0.7%
Jean Coutu Group, Inc. - 144A 8.50% 08/01/2014	1,000	1,030
Electric Services - 1.9%
Dynegy Holdings, Inc. - 144A 10.13% 07/15/2013	1,000	1,150
Texas Genco LLC/Texas Genco Financing Corp. - 144A 6.88% 12/15/2014	1,500	1,558
		2,708

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD FUND

Schedule of Investments (continued) - December 31, 2004  - (all amounts in thousands)

	Principal Amount	Value
Electronic Components & Accessories - 1.6%
Pixelworks, Inc. Convertible 1.75% 05/15/2024	$1,500	$1,296
STATS ChipPAC, Ltd. - 144A 6.75% 11/15/2011	1,000	995
		2,291
Finance - 6.9%
American Real Estate Partners, LP 8.13% 06/01/2012	1,500	1,607
Dow Jones CDX HY - 144A 10.50% 12/29/2009	3,000	3,069
TRAINS, Series HY-2004, Class 1, - 144Aa 8.21% 08/01/2015	4,767	5,224
		9,900
Food & Kindred Products - 3.4%
B&G Foods, Inc. 8.00% 10/01/2011	1,000	1,070
Burns Philp Capital Property, Ltd./Burns Philp Capital US, Inc. 9.75% 07/15/2012	2,000	2,210
Reddy Ice Group, Inc. 8.88% 08/01/2011	1,500	1,628
		4,908
Food Stores - 1.5%
Stater Brothers Holdings, Inc. 8.13% 06/15/2012	2,000	2,125
Gas Production & Distribution - 1.4%
EL Paso Energy Corp. 7.75% 01/15/2032	1,000	963
EL Paso Production Holding Co. 7.75% 06/01/2013	1,000	1,053
		2,016
Health Services - 0.4%
Genesis HealthCare Corp. 8.00% 10/15/2013	500	545
Hotels & Other Lodging Places - 5.9%
Intrawest Corp. 7.50% 10/15/2013	1,000	1,069
Intrawest Corp. - 144A 7.50% 10/15/2013	500	534
John Q. Hammons Hotels, Inc., Series B 8.88% 05/15/2012	1,500	1,703
Mandalay Resort Group 6.38% 12/15/2011	1,000	1,050
Vail Resorts, Inc. 6.75% 02/15/2014	2,000	2,045
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. - 144A 6.63% 12/01/2014	2,000	1,990
		8,391

	Principal Amount	Value
Industrial Machinery & Equipment - 2.9%
Case New Holland, Inc. - 144A 6.00% 06/01/2009	$1,000	$980
Douglas Dynamics LLC - 144A 7.75% 01/15/2012	1,000	1,019
Goodman Global Holding Co., Inc. - 144A 7.88% 12/15/2012	1,000	995
Mueller Group, Inc. 10.00% 05/01/2012	1,000	1,095
		4,089
Lumber & Other Building Materials - 1.5%
Riverside Forest Products 7.88% 03/01/2014	1,000	1,105
THL Buildco, Inc. - 144A 8.50% 09/01/2014	1,000	1,050
		2,155
Lumber & Wood Products - 0.7%
Ainsworth Lumber Co. LTD - 144Aa 6.30% 10/01/2010	1,000	1,025
Manufacturing Industries - 1.1%
K2, Inc. - 144A 7.38% 07/01/2014	1,400	1,540
Mortgage Bankers & Brokers - 2.6%
Da-Lite Screen Co., Inc. 9.50% 05/15/2011	500	553
Jostens IH Corp. - 144A 7.63% 10/01/2012	2,000	2,090
Virgin River Casino Corp./RBG LLC/B&BB, Inc. - 144A 9.00% 01/15/2012	1,000	1,045
		3,688
Motion Pictures - 1.7%
AMC Entertainment, Inc. 8.00% 03/01/2014	1,000	1,000
Blockbuster, Inc. - 144A 9.00% 09/01/2012	1,500	1,489
		2,489
Oil & Gas Extraction - 4.6%
Chesapeake Energy Corp. 6.88% 01/15/2016	1,500	1,579
Comstock Resources, Inc. 6.88% 03/01/2012	1,250	1,297
Energy Partners, Ltd. 8.75% 08/01/2010	1,000	1,095
Mission Resources Corp. 9.88% 04/01/2011	1,000	1,073
Petrobras International Finance Co. 7.75% 09/15/2014	1,500	1,584
		6,628

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD FUND

Schedule of Investments (continued) - December 31, 2004  - (all amounts in thousands)

	Principal Amount	Value
Paper & Allied Products - 1.6%
Appleton Papers, Inc. 8.13% 06/15/2011	$500	$541
Graphic Packaging International Corp. 9.50% 08/15/2013	1,500	1,714
		2,255
Paperboard Containers & Boxes - 0.8%
Graham Packaging Co., Inc. - 144A 9.88% 10/15/2014	1,000	1,073
Petroleum Refining - 0.8%
Premcor Refining Group (The), Inc. 9.25% 02/01/2010	1,000	1,135
Primary Metal Industries - 0.8%
IMCO Recycling Escrow, Inc. - 144A 9.00% 11/15/2014	250	261
Valmont Industries, Inc. 6.88% 05/01/2014	850	888
		1,149
Restaurants - 2.7%
Carrols Corp. - 144A 9.00% 01/15/2013	1,000	1,040
Denny's Corp./Denny's Holdings, Inc. - 144A 10.00% 10/01/2012	1,250	1,352
Landry's Restaurants, Inc. - 144A 7.50% 12/15/2014	1,500	1,496
		3,888
Rubber & Misc. Plastic Products - 0.7%
Intertape Polymer US, Inc. - 144A 8.50% 08/01/2014	1,000	1,021
Security & Commodity Brokers - 1.1%
E*Trade Financial Corp. - 144A 8.00% 06/15/2011	1,500	1,620
Stone, Clay & Glass Products - 0.8%
Owens-Brockway 8.25% 05/15/2013	1,000	1,105
Telecommunications - 7.7%
Cincinnati Bell, Inc. 8.38% 01/15/2014	1,500	1,526
Dobson Cellular Systems - 144A 8.38% 11/01/2011	500	519
Horizon PCS, Inc. - 144A 11.38% 07/15/2012	1,000	1,125
Iwo Escrow Co. - 144Aa,i 0.00% 01/15/2012	500	506
MCI, Inc. 6.91% 05/01/2007	1,500	1,539
Millicom International Cellular - 144A 10.00% 12/01/2013	1,000	1,051

	Principal Amount	Value
Telecommunications (continued)
Nextel Partners, Inc. 8.13% 07/01/2011	$1,500	$1,673
Qwest Capital Funding, Inc. 7.75% 02/15/2031	1,000	878
Qwest Corp. - 144A 7.88% 09/01/2011	1,000	1,090
UbiquiTel Operating Co. - 144A 9.88% 03/01/2011	1,000	1,128
		11,035
Water Transportation - 1.8%
Gulfmark Offshore, Inc. - 144A 7.75% 07/15/2014	1,000	1,065
Horizon Lines LLC - 144A 9.00% 11/01/2012	500	540
Hornbeck Offshore Services, Inc. - 144A 6.13% 12/01/2014	1,000	1,010
		2,615
Wholesale Trade Nondurable Goods - 3.3%
DIMON, Inc. 9.63% 10/15/2011	1,000	1,100
Domino's, Inc. 8.25% 07/01/2011	1,459	1,601
Nebraska Book Co., Inc. 8.63% 03/15/2012	1,000	1,030
Standard Commercial Corp. 8.00% 04/15/2012	1,000	1,033
		4,764
Total Corporate Debt Securities (cost: $115,470)		121,371
CONVERTIBLE BONDS - 11.3%
Aerospace - 0.8%
Armor Holdings, Inc.[b] 2.00% 11/01/2024	1,000	1,141
Business Services - 0.6%
Reddy Ice Holdings, Inc. - 144Ac 0.00% 11/01/2012	1,250	869
Computer & Data Processing Services - 1.8%
Openwave Systems, Inc. - 144A 2.75% 09/09/2008	1,500	1,674
Terremark Worldwide, Inc. - 144A 9.50% 06/15/2009	1,000	932
		2,606
Hotels & Other Lodging Places - 0.8%
Kerzner International, Ltd. 2.38% 04/15/2024	1,000	1,221

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD FUND

Schedule of Investments (continued) - December 31, 2004  - (all amounts in thousands)

	Principal Amount	Value
Manufacturing Industries - 1.9%
International Game Technology Zero Coupon 0.00% 01/29/2033	$2,000	$1,537
Shuffle Master, Inc. - 144A 1.25% 04/15/2024	1,000	1,253
		2,790
Mortgage Bankers & Brokers - 2.8%
Crystal US Holdings 3 LLC/Crystal US Sub 3, - 144Ad 0.00% 10/01/2014	2,500	1,725
Nalco Finance Holdings, Inc.[e] 0.00% 02/01/2014	1,796	1,338
Virgin River Casino Corp./RBG LLC/B&BB, Inc., - 144Af 0.00% 01/15/2013	1,500	945
		4,008
Radio & Television Broadcasting - 0.8%
LBI Media, Inc.[g] 0.00% 10/15/2013	1,500	1,110
Retail Trade - 1.1%
Dick's Sporting Goods, Inc. Convertible,[h] 1.61% 02/18/2024	2,000	1,543
Water Transportation - 0.7%
Royal Caribbean Cruises, Ltd. Zero Coupon 0.00% 02/02/2021	1,500	966
Total Convertible Bonds (cost: $14,915)		16,254
Total Investment Securities (cost: $130,385)*		$137,625
SUMMARY:
Investments, at value	96.0%	$137,625
Other assets less liabilities	4.0%	5,763
Net assets	100.0%	$143,388

NOTES TO SCHEDULE OF INVESTMENTS:

a Floating or variable rate note. Rate is listed as of December 31, 2004.

b Securities are stepbonds. Armor Holding, Inc. had a coupon rate of 2.00% until 11/01/2011, thereafter the coupon rate will be 0.00%.

c Securities are stepbonds. Reddy Ice Holdings has a coupon rate of 0.00% until 11/01/2008, thereafter the coupon rate will be 10.50%.

d Securities are stepbonds. Crystal US Holdings 3 LLC has a coupon rate of 0.00% until 10/01/2009, thereafter a coupon rate 10.50%.

e Securities are stepbonds. Nalco Finance Holdings, Inc. has a coupon rate of 0.00% until 02/01/2009, thereafter the coupon rate will be 9.00%.

f Securities are stepbonds. Virgin River Casino Corp. has a coupon rate of 0.00% until 01/15/2009, thereafter the coupon rate will be 12.75%.

g Securities are stepbonds. LBI Media, Inc. has a coupon rate of 0.00% until 10/15/2008, thereafter the coupon rate will be 11.00%.

h Securities are stepbonds. Dick's Sporting Goods, Inc. has a coupon rate of 1.61% until 02/18/2009, thereafter the coupon rate will be 0.00%.

i Effective 1/6/05, coupon is 6.32%. Prior to 1/6/05, coupon is 0.00%.

DEFINITIONS:

144A - 144A Securities are registered pursuant to the Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At December 31, 2004 these securities aggregated $63,633 or 44.38% of the net assets of the Fund.

* Aggregate cost for Federal income tax purposes is $130,794. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,831 and $0, respectively. Net unrealized appreciation for tax purposes is $6,831.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Investor Class
Actual	$1,000.00	$1,007.40	0.25%	$1.26
Hypothetical[b]	1,000.00	1,023.88	0.25%	1.27

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Maturity Distribution
At December 31, 2004

This chart shows the percentage breakdown by Maturity Distribution of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND

Schedule of Investments - December 31, 2004 - (all amounts except share amounts in thousands)

	Principal Amount	Value
COMMERCIAL PAPER - 79.7%
American Honda Finance Corp. 2.10% 01/10/2005	$400	$400
2.39% 02/11/2005	1,000	1,000
Anheuser-Busch Cos., Inc. - 144A 1.96% 01/13/2005	500	500
2.21% 02/02/2005	600	599
CAFCO LLC, - 144A 2.05% 01/05/2005	1,250	1,250
2.24% 01/19/2005	550	549
Coca-Cola Co. (The) 4.00% 06/01/2005	725	729
Delaware Funding Corp., - 144A 2.18% 01/12/2005	450	450
2.29% 02/01/2005	800	798
2.34% 02/04/2005	400	399
General Electric Capital Corp. 2.05% 01/03/2005	600	600
2.18% 01/19/2005	600	599
2.12% 02/02/2005	630	629
Goldman Sachs Group, Inc. 1.92% 01/10/2005	600	600
1.92% 01/11/2005	450	450
Goldman Sachs Group, Inc., Series B 2.73% 02/25/2005	450	450
Harley-Davidson, Inc., - 144A 2.26% 01/27/2005	370	369
2.30% 02/09/2005	800	798
Merrill Lynch & Co., Inc. 2.37% 01/13/2005	1,240	1,240
2.38% 01/21/2005	570	570
Metlife Funding, Inc. 2.21% 02/08/2005	950	948
2.39% 03/10/2005	750	747
Nestle Capital Corp., - 144A 2.12% 01/18/2005	400	399
2.13% 01/31/2005	800	798
2.14% 02/07/2005	250	249
Old Line Funding Corp., - 144A 2.20% 01/11/2005	300	300
2.25% 01/14/2005	500	499
2.27% 01/20/2005	1,000	999
Pfizer, Inc., - 144A 2.10% 04/01/2005	1,000	995
Pitney Bowes, Inc. 5.95% 02/01/2005	810	812
Procter & Gamble Co., - 144A 2.40% 03/10/2005	700	697
1.96% 01/12/2005	700	699
2.00% 01/18/2005	350	350
Quebec Province 2.23% 01/06/2005	600	600
2.25% 01/07/2005	800	800
2.33% 02/25/2005	500	498

	Principal Amount	Value
COMMERCIAL PAPER (continued)
Ranger Funding Co. LLC, - 144A 2.20% 01/13/2005	$350	$350
2.34% 03/14/2005	900	896
2.39% 03/15/2005	250	249
Toyota Motor Credit Corp. 2.08% 01/06/2005	1,000	1,000
2.44% 03/23/2005	400	398
2.43% 03/29/2005	400	398
UBS Finance Delaware LLC 2.05% 01/24/2005	250	250
2.07% 01/25/2005	400	399
2.30% 02/28/2005	750	747
2.33% 02/28/2005	250	249
2.43% 03/17/2005	150	149
Unilever Capital Corp., - 144A 2.11% 01/04/2005	750	750
Wells Fargo & Co. 1.98% 03/24/2005	300	300
		29,504
Total Commercial Paper (cost: $29,504)		29,504
SHORT-TERM OBLIGATIONS - 5.4%
Caterpillar Financial Services Corp. 2.40% 01/31/2005	500	500
4.69% 04/25/2005	400	403
Wal-Mart Stores, Inc., Series F 1.70% 02/22/2005	1,100	1,100
Total Short-Term Obligations (cost: $2,003)		2,003
CERTIFICATES OF DEPOSIT - 14.5%
Bank of America Corp. 2.03% 02/04/2005	250	250
Canadian Imperial Bank of Commerce 2.12% 01/14/2005	400	400
2.35% 03/02/2005	850	850
2.45% 03/28/2005	587	587
Toronto Dominion Bank, Ltd. 1.97% 01/04/2005	300	300
2.18% 02/09/2005	900	900
2.39% 02/28/2005	550	550
Wells Fargo Bank NA 2.35% 01/28/2005	530	530
2.04% 02/14/2005	1,000	1,000
Total Certificates of Deposit (cost: $5,367)		$5,367
Total Investment Securities (cost: $36,874)		$36,874
SUMMARY:
Investments, at value	99.6%	$36,874
Other assets less liabilities	0.4%	164
Net assets	100.0%	$37,038

DEFINITIONS:

144A - 144A Securities are registered pursuant to the Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At December 31, 2004 these securities aggregated $13,942 or 37.64% of the net assets of the Fund.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

Lead Portfolio Manager: Jeffrey S. Van Harte, Portfolio Managers: Gary U. Rollé, Daniel J. Prislin

Market Environment

The Standard and Poor's 500 Composite Stock Index ("S&P 500") finished the twelve months ended December 31, 2004, with a total return of 10.87%, compared to a gain of 28.67% in 2003.

Nearly all of the S&P 500's gain came in the final two months of the year. Prior to that, worries about Iraq, terrorism, sharply rising oil prices, inconclusive employment data, and the U.S. elections gave investors pause, even in the face of rising corporate profits and moderately strong economic growth. With the quick and decisive conclusion of a closely contested U.S. presidential election, one key element of uncertainty was removed, and investors responded enthusiastically. Sectors highly correlated with a strong economy, such as materials, industrials and consumer discretionary stocks, performed best. The healthcare and technology sectors lagged. The former suffered from product-safety issues and a relative dearth of new medicine introductions; the latter, from lower-than-anticipated personal computer sales and a related inventory glut in semiconductors. Even within sectors, however, results for individual stocks varied widely, on the basis of company-specific factors; in short, 2004 truly was a year when "stock picking" was as, if not more, important than sector weightings.

Performance

From its inception June 1, 2004, through December 31, 2004, Transamerica Premier Institutional Equity Fund, Institutional Class returned 11.51%. By comparison its benchmark, the S&P 500 returned 9.27%.

Strategy Review

We focus on identifying powerful, long-term secular trends and companies positioned to benefit from them. In 2004, we emphasized stocks of companies developing new technologies, carving out new markets and/or applying technology to enhance productivity. In addition, the companies we choose must have free cash flow and skilled management committed to improving returns on investment. We also look for a reasonably attractive entry price relative to a stock's appreciation potential. Once we pinpoint a stock with these characteristics, we will commit as much as 5% or more of assets. To compensate for the additional risk inherent in such concentration, we strive to ensure that the portfolio is broadly diversified in terms of business risks.

Many of the portfolio's top contributors to performance (e.g., QUALCOMM Incorporated ("QUALCOMM"), XM Satellite Radio Inc. and WellPoint Health Networks Inc. ("WellPoint")) fall into our new-technologies-and-productivity investment theme. For example, QUALCOMM, a leading manufacturer of Code Division Multiple Access ("CDMA") chips used in cell phones, met or exceeded earnings estimates throughout the year, thanks to growing demand worldwide. The stock also benefited from Sprint Corporation (FON) Group's ("Sprint") attempts to purchase Nextel Communications, Inc. ("Nextel"). The conversion of Nextel customers to Sprint's platform would generate even more demand for CDMA phones. At WellPoint, a health management organization, management is effectively applying technology to manage vast amounts of data and thereby reduce costs of administering health plans. A 2004 merger with another HMO, Anthem, Inc., leaves WellPoint well positioned to effect productivity-driven gains from an entirely new set of customers.

The price gains in these and other stocks were partially offset by losses for Intel Corporation (semiconductors), Pfizer Inc. ("Pfizer") (pharmaceuticals), State Street Corporation ("State Street") (financial services) and a few other stocks. As mentioned earlier, semiconductor stock prices were depressed by excess inventory, the result of slow computer purchasing by business and individuals. At both Pfizer and State Street, we saw weakening fundamentals and eliminated these positions. Fortunately, we exited Pfizer early in the fourth quarter, before adverse announcements about its best-selling product, Celebrex, sent the stock price down dramatically in a matter of days.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns	Total Return
As of December 31, 2004	Since Inception*
Institutional Class	11.51%
S&P 500 Index(1)	9.27%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 - 1-800-596-5323 - http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Institutional Class - June 1, 2004. Periods of less than one year are not annualized.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[a]
Institutional Class
Actual	$1,000.00	$1,100.80	0.75%	$3.96
Hypothetical[b]	1,000.00	1,021.37	0.75%	3.81

a Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

b 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

Schedule of Investments - December 31, 2004 - (all amounts in thousands)

	Shares	Value
COMMON STOCKS - 93.4%
Business Services - 8.1%
First Data Corp.	67,000	$2,850
Moody's Corp.	25,000	2,171
		5,021
Chemicals & Allied Products - 3.4%
Praxair, Inc.	48,000	2,119
Commercial Banks - 2.8%
Northern Trust Corp.	36,000	1,749
Communication - 8.8%
EchoStar Communications Corp. - Class A	48,000	1,596
Liberty Media International, Inc. - Class Aa	45,000	2,080
XM Satellite Radio Holdings, Inc. - Class Aa	48,000	1,806
		5,482
Communications Equipment - 5.1%
QUALCOMM, Inc.	75,000	3,180
Computer & Data Processing Services - 7.1%
Intuit, Inc.[a]	40,000	1,760
Microsoft Corp.	100,000	2,671
		4,431
Computer & Office Equipment - 5.1%
Lexmark International, Inc.[a]	18,000	1,530
Sandisk Corp.[a]	65,000	1,623
		3,153
Drug Stores & Proprietary Stores - 3.2%
Walgreen Co.	52,000	1,995
Fabricated Metal Products - 3.2%
Gillette Co. (The)	44,000	1,970
Hotels & Other Lodging Places - 5.3%
Marriott International, Inc. - Class A	28,000	1,763
MGM Mirage, Inc.[a]	21,000	1,528
		3,291
Insurance - 4.6%
WellPoint, Inc.[a]	25,000	2,875
Management Services - 3.1%
Paychex, Inc.	57,000	1,943

	Shares	Value
Manufacturing Industries - 3.0%
International Game Technology	54,000	$1,857
Medical Instruments & Supplies - 3.6%
Zimmer Holdings, Inc.[a]	28,000	2,243
Personal Services - 2.3%
Weight Watchers International, Inc.[a]	35,000	1,437
Pharmaceuticals - 7.4%
Allergan, Inc.	30,000	2,432
Genentech, Inc.[a]	40,000	2,178
		4,610
Retail Trade - 3.8%
Staples, Inc.	70,000	2,360
Security & Commodity Brokers - 2.4%
Chicago Mercantile Exchange	6,500	1,487
Transportation & Public Utilities - 3.1%
Expeditors International of Washington, Inc.	34,000	1,900
Trucking & Warehousing - 4.6%
United Parcel Service, Inc. - Class B	33,000	2,820
Variety Stores - 3.4%
Wal-Mart Stores, Inc.	40,000	2,113
Total Common Stocks (cost: $53,230)		58,036
Total Investment Securities (cost: $53,230)*		$58,036
SUMMARY:
Investments, at value	93.4%	$58,036
Other assets less liabilities	6.6%	4,074
Net assets	100.0%	$62,110

NOTES TO SCHEDULE OF INVESTMENTS:

a No dividends were paid during the preceding twelve months.

* Aggregate cost for Federal income tax purposes is $53,227. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,914 and $105, respectively. Net unrealized appreciation for tax purposes is $4,809.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

STATEMENTS OF ASSETS & LIABILITIES

December 31, 2004

(all amounts except per share amounts in thousands)

	Transamerica Premier Core Equity Fund	Transamerica Premier Equity Fund	Transamerica Premier Focus Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund
Assets
Investment, at cost	$67,746	$149,112	$64,907	$91,580	$211,892
Investment, at value	$78,897	$203,747	$81,281	$124,319	$264,353
Cash	2,790	1,750	18,105	8,066	426
Receivables:
Fund shares sold	555	451	73	287	338
Interest	7	5	16	9	889
Dividends	90	125	9	61	426
Reimbursement from adviser	90	-	10	4	7
	$82,429	$206,078	$99,494	$132,746	$266,439
Liabilities
Payables:
Securities purchased	640	-	-	-	-
Fund shares redeemed	5	174	104	171	150
Advisory fees	50	147	71	95	165
Transfer agent fees	23	13	12	12	12
Distribution fees	17	45	21	29	57
Other accrued expenses	14	62	35	42	76
	749	441	243	349	460
Total Net Assets	$81,680	$205,637	$99,251	$132,397	$265,979
Net Assets Consist of:
Paid-in capital	$70,886	$154,616	$113,719	$153,047	$221,322
Undistributed/(Accumulated) net investment income	16	49	-	-	(369)
Accumulated net realized gain (loss) on investments	(373)	(3,663)	(30,842)	(53,389)	(7,435)
Net unrealized appreciation (decreciation) of investments	11,151	54,635	16,374	32,739	52,461
Total Net Assets	$81,680	$205,637	$99,251	$132,397	$265,979
Investor Class
Net Assets	$71,487	$179,454	$92,565	$118,442	$245,138
Shares Outstanding	5,630	9,221	5,780	6,003	10,848
Net Asset Value, Offering Price and Redemption Price Per Share	$12.70	$19.46	$16.01	$19.73	$22.60
Institutional Class
Net Assets	N/A	N/A	N/A	N/A	N/A
Shares Outstanding	N/A	N/A	N/A	N/A	N/A
Net Asset Value, Offering Price and Redemption Price Per Share	N/A	N/A	N/A	N/A	N/A
Class A
Net Assets	$10,193	$26,183	$6,686	$13,955	$20,841
Shares Outstanding	807	1,370	421	714	927
Net Asset Value, Offering Price and Redemption Price Per Share	$12.64	$19.12	$15.88	$19.55	$22.49
Maximum Sales Charge	5.50%	5.50%	5.50%	5.50%	5.50%
Maximum Offering Price Per Share	$13.38	$20.23	$16.80	$20.69	$23.80

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

STATEMENTS OF ASSETS & LIABILITIES (CONTINUED)

December 31, 2004

(all amounts except per share amounts in thousands)

	Transamerica Premier Bond Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Cash Reserve Fund	Transamerica Premier Institutional Equity Fund
Assets
Investment, at cost	$26,272	$130,385	$36,874	$53,230
Investment, at value	$26,541	$137,625	$36,874	$58,036
Cash	556	4,069	242	1,357
Receivables:
Securities sold	-	59	-	-
Fund shares sold	6	2	11	2,724
Interest	352	2,351	54	4
Dividends	-	-	3	31
Reimbursement from adviser	9	-	12	7
	$27,464	$144,106	$37,196	$62,159
Liabilities
Payables:
Securities purchased	-	500	-	-
Fund shares redeemed	-	96	124	6
Advisory fees	14	68	11	35
Transfer agent fees	-	1	5	-
Distribution fees	6	2	-	-
Other accrued expenses	11	51	18	8
	31	718	158	49
Total Net Assets	$27,433	$143,388	$37,038	$62,110
Net Assets Consist of:
Paid-in capital	$29,777	$159,606	$37,038	$57,008
Undistributed/(Accumulated) net investment income	(169)	(56)	-	3
Accumulated net realized gain (loss) on investments	(2,444)	(23,402)	-	293
Net unrealized appreciation (depreciation) of investments	269	7,240	-	4,806
Total Net Assets	$27,433	$143,388	$37,038	$62,110
Investor Class
Net Assets	$22,767	$8,227	$37,038	N/A
Shares Outstanding	2,482	1,028	37,038	N/A
Net Asset Value, Offering Price and Redemption Price Per Share	$9.17	$8.00	$1.00	N/A
Institutional Class
Net Assets	N/A	$135,161	N/A	$62,110
Shares Outstanding	N/A	17,010	N/A	5,591
Net Asset Value, Offering Price and Redemption Price Per Share	N/A	$7.95	N/A	$11.11
Class A
Net Assets	$4,666	N/A	N/A	N/A
Shares Outstanding	510	N/A	N/A	N/A
Net Asset Value, Offering Price and Redemption Price Per Share	$9.15	N/A	N/A	N/A
Maximum Sales Charge	4.75%	N/A	N/A	N/A
Maximum Offering Price Per Share	$9.61	N/A	N/A	N/A

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

STATEMENTS OF OPERATIONS

For the year ended December 31, 2004

(all amounts in thousands)

	Transamerica Premier Core Equity Fund	Transamerica Premier Equity Fund	Transamerica Premier Focus Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund
Investment Income
Interest income	$39	$15	$59	$28	$2,694
Dividend income	712	1,957	772	1,095	2,405
Total Income	751	1,972	831	1,123	5,099
Expenses
Investment advisory fees	387	1,451	805	1,038	1,643
Transfer agent and shareholder servicing fees:
Investor Class	147	136	144	175	406
Class A	59	71	32	45	68
Distribution and service fees:
Investor Class	107	369	221	275	501
Class A	31	81	22	42	66
Custodian fees	16	28	18	23	37
Registration fees:
Investor Class	14	25	12	20	17
Class A	3	4	3	4	10
Legal fees	4	11	6	8	15
Audit fees	9	31	17	22	39
Directors' fees and expenses	6	23	13	17	30
Printing fees	11	32	19	25	43
Other expenses	1	8	3	4	7
Total expenses before waiver and reimbursement	795	2,270	1,315	1,698	2,882
Reimbursed expenses and waived fees	(169)	-	(20)	(22)	(7)
Net Expenses	626	2,270	1,295	1,676	2,875
Net Investment Income (Loss)	125	(298)	(464)	(553)	2,224
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,058	10,625	11,522	13,378	8,540
Change in unrealized appreciation (depreciation) on investments	7,534	14,996	1,566	3,691	17,235
Net Realized and Unrealized Gain (Loss) on Investments	8,592	25,621	13,088	17,069	25,775
Net Increase (Decrease) in Net Assets From Operations	$8,717	$25,323	$12,624	$16,516	$27,999

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

STATEMENTS OF OPERATIONS (CONTINUED)

For the year ended December 31, 2004

(all amounts in thousands)

	Transamerica Premier Bond Fund	Transamerica Premier High Yield Fund	Transamerica Premier Cash Reserve Fund	Transamerica Premier Institutional Equity Fund[a]
Investment Income
Interest income	$1,078	$9,949	$541	$8
Dividend income	-	-	-	291
Total Income	1,078	9,949	541	299
Expenses
Investment advisory fees	161	711	137	109
Transfer agent and shareholder servicing fees:
Investor Class	14	13	56	-
Class A	42	-	-	-
Distribution and service fees:
Investor Class	55	17	-	-
Class A	17	-	-	-
Custodian fees	16	34	13	7
Registration fees:
Investor Class	13	25	15	-
Institutional Class	-	-	-	1
Class A	4	-	7	-
Legal fees	2	9	2	1
Audit fees	5	23	7	5
Directors' fees and expenses	4	17	5	1
Printing fees	4	22	6	5
Other expenses	1	3	3	1
Total expenses before waiver and reimbursement	338	874	251	130
Reimbursed expenses and waived fees	(31)	(36)	(153)	(21)
Net Expenses	307	838	98	109
Net Investment Income (Loss)	771	9,111	443	190
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	271	4,151	-	326
Change in unrealized appreciation (depreciation) on investments	(104)	368	-	4,806
Net Realized and Unrealized Gain (Loss) on Investments	167	4,519	-	5,132
Net Increase (Decrease) in Net Assets From Operations	$938	$13,630	$443	$5,322

a Commenced operations June 1, 2004.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

(all amounts in thousands)

	Transamerica Premier Core Equity Fund		Transamerica Premier Equity Fund		Transamerica Premier Focus Fund
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$125	$(15)	$(298)	$(717)	$(464)	$(553)
Net realized gain (loss) on investments	1,058	(313)	10,625	(625)	11,522	4,332
Change in unrealized appreciation (depreciation) on investments	7,534	4,449	14,996	42,624	1,566	24,595
Net increase (decrease) in net assets resulting from operations	8,717	4,121	25,323	41,282	12,624	28,374
Dividends / Distributions to Shareholders
From net investment income:
Investor class	(69)	-	-	-	-	-
Institutional class	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Net decrease in net assets resulting from distributions	(69)	-	-	-	-	-
Net Fund Shares Transactions	47,434	10,379	10,210	17,583	(6,427)	(11,795)
Net increase (decrease) in net assets	56,082	14,500	35,533	58,865	6,197	16,579
Beginning of period	25,598	11,098	170,104	111,239	93,054	76,475
End of period[1]	$81,680	$25,598	$205,637	$170,104	$99,251	$93,054
[1] Includes undistributed (accumulated) net investment income of:	$16	$-	$49	$-	$-	$-

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(all amounts in thousands)

	Transamerica Premier Growth Opportunities Fund		Transamerica Premier Balanced Fund		Transamerica Premier Bond Fund
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(553)	$(646)	$2,224	$2,031	$771	$755
Net realized gain (loss) on investments	13,378	(1,924)	8,540	340	271	928
Change in unrealized appreciation (depreciation) on investments	3,691	30,315	17,235	32,882	(104)	(117)
Net increase (decrease) in net assets resulting from operations	16,516	27,745	27,999	35,253	938	1,566
Dividends / Distributions to Shareholders
From net investment income:
Investor class	-	-	(2,487)	(2,077)	(906)	(913)
Institutional class	-	-	-	-	-	-
Class A	-	-	(151)	(167)	(180)	(176)
Net decrease in net assets resulting from distributions	-	-	(2,638)	(2,244)	(1,086)	(1,089)
Net Fund Shares Transactions	12,806	(9,123)	41,402	31,815	258	(1,119)
Net increase (decrease) in net assets	29,322	18,622	66,763	64,824	110	(642)
Beginning of period	103,075	84,453	199,216	134,392	27,323	27,965
End of period[1]	$132,397	$103,075	$265,979	$199,216	$27,433	$27,323
[1] Includes undistributed (accumulated) net investment income of:	$-	$-	$(369)	$34	$(169)	$4

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(all amounts in thousands)

	Transamerica Premier High Yield Bond Fund		Transamerica Premier Cash Reserve Fund		Transamerica Premier Institutional Equity Fund
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003	Period Ended December 31, 2004[a]
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,111	$9,179	$443	$430	$190
Net realized gain (loss) on investments	4,151	7,837	-	-	326
Change in unrealized appreciation (depreciation) on investments	368	4,316	-	-	4,806
Net increase (decrease) in net assets resulting from operations	13,630	21,332	443	430	5,322
Dividends / Distributions to Shareholders
From net investment income:
Investor class	(466)	(660)	(443)	(426)	-
Institutional class	(8,749)	(8,915)	-	-	(190)
Class A	-	-	-	(4)	-
From net realized gain on investments:
Institutional class	-	-	-	-	(30)
Net decrease in net assets resulting from distributions	(9,215)	(9,575)	(443)	(430)	(220)
Net Fund Shares Transactions	12,018	1,950	(6,871)	(5,588)	57,008
Net increase (decrease) in net assets	16,433	13,707	(6,871)	(5,588)	62,110
Beginning of period	126,955	113,248	43,909	49,497	-
End of period[1]	$143,388	$126,955	$37,038	$43,909	$62,110
[1] Includes undistributed (accumulated) net investment income of:	$(56)	$5	$-	$-	$3

a Commenced operations on June 1, 2004.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.c

	Transamerica Premier Core Equity Fund
	Investor Class
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$11.17	$8.87	$11.10	$12.12	$11.37
Operations
Net investment income (loss)[a]	0.03 [c]	(0.01)[c]	(0.01)[c]	(0.11)	(0.10)[c]
Net realized and unrealized gain (loss) on investments	1.51	2.31	(2.22)	(0.87)	1.32
Total from investment operations	1.54	2.30	(2.23)	(0.98)	1.22
Dividends / Distributions and Other to Shareholders
Net investment income	(0.01)	-	-	-	-
Net realized gains on investments	-	-	-	(0.04)	(0.47)
Redemption fees	-	-	-	-	-
Total dividends/distributions	(0.01)	-	-	(0.04)	(0.47)
Net Asset Value End of period	$12.70	$11.17	$8.87	$11.10	$12.12
Total Return[b]	13.81%	25.93%	(20.09%)	(8.10%)	10.72%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.20%	1.20%	1.20%	1.20%	1.20%
Before reimbursement/fee waiver	1.47%	1.80%	2.02%	1.77%	1.82%
Net investment income (loss), after reimbursement/fee waiver	0.28%	(0.07%)	(0.15%)	(0.91%)	(0.82%)
Portfolio turnover rate	30%	24%	72%	61%	52%
Net assets, end of the year (in thousands)	$71,487	$18,660	$8,822	$10,980	$12,311

	Transamerica Premier Equity Fund
	Investor Class
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$16.90	$12.93	$17.11	$20.77	$31.96
Operations
Net investment loss	(0.02)[c]	(0.07)[c]	(0.13)[c]	(0.20)	(0.34)[c]
Net realized and unrealized gain (loss) on investments	2.58	4.04	(4.05)	(3.46)	(3.42)
Total from investment operations	2.56	3.97	(4.18)	(3.66)	(3.76)
Dividends / Distributions and Other to Shareholders
Net investment income	-	-	-	-	-
Net realized gains on investments	-	-	-	-	(7.43)
Redemption fees	-	-	-	-	-
Total dividends/distributions	-	-	-	-	(7.43)
Net Asset Value End of year	$19.46	$16.90	$12.93	$17.11	$20.77
Total Return[b]	15.15%	30.70%	(24.43%)	(17.62%)	(13.81%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.29%	1.43%	1.42%	1.34%	1.26%
Before reimbursement/fee waiver	1.29%	1.43%	1.42%	1.34%	1.26%
Net investment loss, after reimbursement/fee waiver	(0.13%)	(0.46%)	(0.91%)	(0.98%)	(1.07%)
Portfolio turnover rate	34%	38%	34%	42%	40%
Net assets, end of the year (in thousands)	$179,454	$146,833	$96,788	$153,607	$241,814

a Net investment income (loss) is after waiver of fees by the Adviser and reimbrsement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $(0.00), $(0.07), $(0.10), $(0.18), and $(0.18) for the Core Equity Fund for the years ended December 2004, 2003, 2002, 2001, and 2000, respectively.

b Total return represents aggregate total return for each period.

c Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Focus FundÆ
	Investor Class
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$13.87	$9.94	$13.84	$19.24	$33.55
Operations
Net investment loss[a]	(0.07)	(0.07)	(0.12)	(0.14)	(0.39)
Net realized and unrealized gain (loss) on investments	2.21	4.00	(3.78)	(4.46)	(4.35)
Total from investment operations	2.14	3.93	(3.90)	(4.60)	(4.74)
Dividends / Distributions and Other to Shareholders
Net investment income	-	-	-	-	-
Net realized gains on investments	-	-	-	(0.80)	(9.57)
Redemption fees	-	-	-	-	-
Total dividends/distributions	-	-	-	(0.80)	(9.57)
Net Asset Value End of year	$16.01	$13.87	$9.94	$13.84	$19.24
Total Return[b]	15.43%	39.54%	(28.18%)	(23.92%)	(18.60%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.36%	1.40%	1.40%	1.40%	1.32%
Before reimbursement/fee waiver	1.36%	1.54%	1.56%	1.45%	1.32%
Net investment loss, after reimbursement/fee waiver	(0.48%)	(0.65%)	(1.08%)	(0.88%)	(1.14%)
Portfolio turnover rate	64%	59%	43%	70%	65%
Net assets, end of the year (in thousands)	$92,565	$87,075	$73,525	$107,384	$171,901

	Transamerica Premier Growth Opportunities Fund
	Investor Class
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$16.99	$12.69	$15.57	$20.82	$38.95
Operations
Net investment loss[a]	(0.08)	(0.10)	(0.16)	(0.17)	(0.44)
Net realized and unrealized gain (loss) on investments	2.82	4.40	(2.72)	(4.42)	(7.70)
Total from investment operations	2.74	4.30	(2.88)	(4.59)	(8.14)
Dividends / Distributions and Other to Shareholders
Net investment income	-	-	-	-	-
Net realized gains on investments	-	-	-	(0.66)	(9.99)
Redemption fees	-	-	-	-	-
Total dividends/distributions	-	-	-	(0.66)	(9.99)
Net Asset Value End of year	$19.73	$16.99	$12.69	$15.57	$20.82
Total Return[b]	16.13%	33.88%	(18.50%)	(22.07%)	(26.00%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.36%	1.40%	1.40%	1.40%	1.26%
Before reimbursement/fee waiver	1.36%	1.47%	1.42%	1.41%	1.26%
Net investment loss, after reimbursement/fee waiver	(0.44%)	(0.70%)	(1.12%)	(1.07%)	(1.11%)
Portfolio turnover rate	37%	29%	37%	55%	78%
Net assets, end of the year (in thousands)	$118,442	$93,747	$81,481	$130,559	$224,934

Æ On May 1, 2003, the name of the Fund changed from the Transamerica Premier Aggressive Growth Fund to the Transamerica Premier Focus Fund.

a Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.09), $(0.14), $(0.15) and $(0.39) for the Focus Fund and $(0.11), $(0.16), $(0.17) and $(0.44) for the Growth Opportunities Fund for the years ended December 31, 2003, 2002, 2001 and 2000, respectively. Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

b Total return represents aggregate total return for each period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.c

	Transamerica Premier Balanced Fund
	Investor Class
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$20.22	$16.60	$18.70	$20.09	$20.50
Operations
Net investment income (loss)	(0.22)[c]	0.23 [c]	0.32 [c]	0.34	0.42 [c]
Net realized and unrealized gain (loss) on investments	2.83	3.62	(2.05)	(1.38)	1.59
Total from investment operations	2.61	3.85	(1.73)	(1.04)	2.01
Dividends / Distributions and Other to Shareholders
Net investment income	(0.23)	(0.23)	(0.37)	(0.31)	(0.28)
Net realized gains on investments	-	-	-	(0.04)	(2.14)
Redemption fees	-	-	-	-	-
Total dividends/distributions	(0.23)	(0.23)	(0.37)	(0.35)	(2.42)
Net Asset Value End of year	$22.60	$20.22	$16.60	$18.70	$20.09
Total Return[b]	12.92%	23.20%	(9.24%)	(5.22%)	9.89%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.29%	1.29%	1.25%	1.21%	1.24%
Before reimbursement/fee waiver	1.29%	1.29%	1.25%	1.21%	1.24%
Net investment income (loss), after reimbursement/fee waiver	(1.04%)	1.28%	1.79%	1.76%	1.89%
Portfolio turnover rate	47%	39%	57%	77%	96%
Net assets, end of the year (in thousands)	$245,138	$183,331	$126,564	$138,588	$107,140

	Transamerica Premier Bond Fund
	Investor Class
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$9.22	$9.06	$9.99	$9.87	$9.73
Operations
Net investment income[a]	0.27 [c]	0.25 [c]	0.49 [c]	0.57	0.62
Net realized and unrealized gain (loss) on investments	0.06	0.28	(0.89)	0.33	0.14
Total from investment operations	0.33	0.53	(0.40)	0.90	0.76
Dividends / Distributions and Other to Shareholders
Net investment income	(0.38)	(0.37)	(0.49)	(0.57)	(0.62)
Net realized gains on investments	-	-	(0.04)	(0.21)	-
Redemption fees	-	-	-	-	-
Total dividends/distributions	(0.38)	(0.37)	(0.53)	(0.78)	(0.62)
Net Asset Value End of year	$9.17	$9.22	$9.06	$9.99	$9.87
Total Return[b]	3.62%	5.87%	(3.88%)	9.36%	8.10%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.09%	1.30%	1.30%	1.30%	1.30%
Before reimbursement/fee waiver	1.09%	1.39%	1.36%	1.36%	1.40%
Net investment income, after reimbursement/fee waiver	2.92%	2.74%	5.28%	5.32%	6.41%
Portfolio turnover rate	104%	179%	258%	442%	461%
Net assets, end of the year (in thousands)	$22,767	$22,811	$23,609	$22,914	$20,200

a Net investment loss is after waiver of fees by the Adviser and reimbrsement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.24, $0.48, $0.56, and $0.62 for the Bond Fund for the years ended December 2003, 2002, 2001, and 2000, respectively.

b Total return represents aggregate total return for each period.

c Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Transamerica Premier High Yield Bond Fund
Investor Class
Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$7.76	$7.05	$7.96	$8.35	$9.29
Operations
Net investment income[a]	0.5	2	0.54	0.68	0.71	0.77
Net realized and unrealized gain (loss) on investments	0.25	0.74	(0.89)	(0.35)	(0.93)
Total from investment operations	0.77	1.28	(0.21)	0.36	(0.16)
Dividends / Distributions and Other to Shareholders
Net investment income	(0.53)	(0.57)	(0.70)	(0.75)	(0.78)
Net realized gains on investments	-	-	-	-	-
Redemption fees	-	-	-	-	-
Total dividends/distributions	(0.53)	(0.57)	(0.70)	(0.75)	(0.78)
Net Asset Value End of year	$8.00	$7.76	$7.05	$7.96	$8.35
Total Return[b]	10.38%	18.76%	(2.60%)	4.49%	(2.01%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.90%	0.90%	0.90%	0.90%	0.90%
Before reimbursement/fee waiver	1.43%	1.64%	2.65%	3.54%	3.54%
Net investment income, after reimbursement/fee waiver	6.75%	7.26%	9.42%	8.45%	8.67%
Portfolio turnover rate	152%	171%	126%	119%	57%
Net assets, end of the year (in thousands)	$8,227	$7,973	$7,604	$2,161	$1,607

	Transamerica Premier Cash Reserve Fund
	Investor Class
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Operations
Net investment income[a]	0.01	0.01	0.02	0.04	0.06
Total from investment operations	0.01	0.01	0.02	0.04	0.06
Dividends / Distributions and Other to Shareholders
Net investment income	(0.01)	(0.01)	(0.02)	(0.04)	(0.06)
Net realized gains on investments	-	-	-	-	-
Redemption fees	-	-	-	-	-
Total dividends/distributions	(0.01)	(0.01)	(0.02)	(0.04)	(0.06)
Net Asset Value End of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[b]	1.16%	0.92%	1.62%	4.12%	6.34%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.63%	0.88%	0.60%	0.74%	0.57%
Net investment income, after reimbursement/fee waiver	1.13%	0.92%	1.59%	4.04%	6.16%
Net assets, end of the year (in thousands)	$37,038	$43,847	$48,290	$68,898	$136,278

a Net investment income is after waiver of fees by the Adviser and reimbrsement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.48, $0.49, $0.56, $0.48, and $0.55 for the High Yield Bond Fund and $0.01, $0.00, $0.01, $0.04, and $0.06 for the Cash Reserve Fund for the years ended December 2004, 2003, 2002, 2001, and 2000, respectively. Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

b Total return represents aggregate total return for each period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.d

	Transamerica Premier High Yield Bond Fund
	Institutional Class
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$7.70	$7.01	$7.91	$8.30	$9.25
Operations
Net investment income[a]	0.54 [d]	0.56 [d]	0.71 [d]	0.80	0.81
Net realized and unrealized gain (loss) on investments	0.26	0.71	(0.90)	(0.42)	(0.96)
Total from investment operations	0.80	1.27	(0.19)	0.38	(0.15)
Dividends / Distributions and Other to Shareholders
Net investment income	(0.55)	(0.58)	(0.71)	(0.77)	(0.80)
Net realized gains on investments	-	-	-	-	-
Total dividends/distributions	(0.55)	(0.58)	(0.71)	(0.77)	(0.80)
Net Asset Value End of year	$7.95	$7.70	$7.01	$7.91	$8.30
Total Return[b]	10.88%	18.87%	(2.24%)	4.77%	(1.88%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.63%	0.65%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.63%	0.72%	0.74%	0.69%	0.68%
Net investment income, after reimbursement/fee waiver	7.06%	7.56%	9.72%	8.71%	8.94%
Portfolio turnover rate	152%	171%	126%	119%	57%
Net assets, end of the year (in thousands)	$135,161	$118,982	$105,644	$100,745	$85,385

Transamerica Premier Institutional Equity Fund
Institutional Class
Period Ended December 31, 2004[f]
Net Asset Value Beginning of period	$10.00
Operations
Net investment income[a]	0.08
Net realized and unrealized gain on investments	1.40
Total from investment operations	1.48
Dividends / Distributions and Other to Shareholders
Net investment income	(0.36)
Net realized gains on investments	(0.01)
Total dividends/distributions	(0.37)
Net Asset Value End of period	$11.11
Total Return[b,e]	11.51%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver[c]	0.75%
Before reimbursement/fee waiver[c]	0.90%
Net investment income, after reimbursement/fee waiver[c]	1.31%
Portfolio turnover rate[e]	18%
Net assets, end of the period (in thousands)	$62,110

a Net investment income is after waiver of fees by the Adviser and reimbrsement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.55, $0.70, $0.76, and $0.80 for the High Yield Fund for the years ended December 2003, 2002, 2001, and 2000, respectively, and $0.07 for the Institutional Equity Fund for the period ended December 2004.

b Total return represents aggregate total return for each period.

c Annualized.

d Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

e Not annualized for periods less than one year.

f Commenced operations on June 1, 2004.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.c

	Transamerica Premier Core Equity Fund
	Class A
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$11.12	$8.84	$11.06	$12.09	$11.35
Operations
Net investment income (loss)[a]	0.01 [c]	(0.02)[c]	(0.02)[c]	(0.12)[c]	(0.12)[c]
Net realized and unrealized gain (loss) on investments	1.51	2.30	(2.20)	(0.87)	1.33
Total from investment operations	1.52	2.28	(2.22)	(0.99)	1.21
Dividends / Distributions and Other to Shareholders
Net investment income	-	-	-	-	-
Net realized gains on investments	-	-	-	(0.04)	(0.47)
Total dividends/distributions	-	-	-	(0.04)	(0.47)
Net Asset Value End of period	$12.64	$11.12	$8.84	$11.06	$12.09
Total Return[b]	13.67%	25.79%	(20.07%)	(8.20%)	10.65%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.30%	1.30%	1.30%	1.30%	1.30%
Before reimbursement/fee waiver	1.90%	2.37%	4.91%	16.31%	18.44%
Net investment income (loss), after reimbursement/fee waiver	0.08%	(0.16%)	(0.19%)	(1.01%)	(0.93%)
Portfolio turnover rate	30%	24%	72%	61%	52%
Net assets, end of period (in thousands)	$10,193	$6,938	$2,276	$264	$224

	Transamerica Premier Equity Fund
	Class A
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$16.66	$12.77	$16.93	$20.62	$31.88
Operations
Net investment loss[a]	(0.08)[c]	(0.09)[c]	(0.13)[c]	(0.21)	(0.43)[c]
Net realized and unrealized gain (loss) on investments	2.54	3.98	(4.03)	(3.48)	(3.40)
Total from investment operations	2.46	3.89	(4.16)	(3.69)	(3.83)
Dividends / Distributions and Other to Shareholders
Net investment income	-	-	-	-	-
Net realized gains on investments	-	-	-	-	(7.43)
Total dividends/distributions	-	-	-	-	(7.43)
Net Asset Value End of year	$19.12	$16.66	$12.77	$16.93	$20.62
Total Return[b]	14.77%	30.46%	(24.57%)	(17.90%)	(14.06%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.60%	1.60%	1.60%	1.60%	1.60%
Before reimbursement/fee waiver	1.60%	1.78%	2.23%	7.32%	5.45%
Net investment loss, after reimbursement/fee waiver	(0.45%)	(0.64%)	(0.94%)	(1.23%)	(1.39%)
Portfolio turnover rate	34%	38%	34%	42%	40%
Net assets, end of the year (in thousands)	$26,183	$23,271	$14,451	$598	$717

a Net investment income (loss) is after waiver of fees by the Adviser and reimbrsement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.06), $(0.12), $(0.37), $(1.84), and $(2.29) for the Core Equity Fund for the years ended December 2004, 2003, 2002, 2001, and 2000, respectively, and $(0.12), $(0.21), $(1.18), and $(1.84) for the Equity Fund for the years ended December 2003, 2002, 2001, and 2000, respectively.

b Total return represents aggregate total return for each period.

c Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.c

	Transamerica Premier Focus FundÆ
	Class A
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$13.79	$9.87	$13.76	$19.16	$33.49
Operations
Net investment loss[a]	(0.09)	(0.09)	(0.12)	(0.16)	(0.45)
Net realized and unrealized gain (loss) on investments	2.18	4.01	(3.77)	(4.44)	(4.31)
Total from investment operations	2.09	3.92	(3.89)	(4.60)	(4.76)
Dividends / Distributions and Other to Shareholders
Net investment income	-	-	-	-	-
Net realized gains on investments	-	-	-	(0.80)	(9.57)
Total dividends/distributions	-	-	-	(0.80)	(9.57)
Net Asset Value End of year	$15.88	$13.79	$9.87	$13.76	$19.16
Total Return[b]	15.16%	39.72%	(28.27%)	(24.03%)	(18.71%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.50%	1.50%	1.50%	1.50%	1.50%
Before reimbursement/fee waiver	1.82%	2.28%	4.03%	7.19%	4.44%
Net investment loss, after reimbursement/fee waiver	(0.63%)	(0.76%)	(1.13%)	(0.99%)	(1.33%)
Portfolio turnover rate	64%	59%	43%	70%	65%
Net assets, end of the year (in thousands)	$6,686	$5,979	$2,951	$605	$795

	Transamerica Premier Growth Opportunities Fund
	Class A
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$16.87	$12.58	$15.45	$20.68	$38.87
Operations
Net investment loss[a]	(0.11)	(0.11)	(0.16)	(0.18)	(0.52)
Net realized and unrealized gain (loss) on investments	2.79	4.40	(2.71)	(4.39)	(7.68)
Total from investment operations	2.68	4.29	(2.87)	(4.57)	(8.20)
Dividends / Distributions and Other to Shareholders
Net investment income	-	-	-	-	-
Net realized gains on investments	-	-	-	(0.66)	(9.99)
Total dividends/distributions	-	-	-	(0.66)	(9.99)
Net Asset Value End of year	$19.55	$16.87	$12.58	$15.45	$20.68
Total Return[b]	15.89%	34.10%	(18.58%)	(22.12%)	(26.21%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.50%	1.50%	1.50%	1.50%	1.50%
Before reimbursement/fee waiver	1.68%	2.06%	3.93%	7.11%	4.27%
Net investment loss, after reimbursement/fee waiver	(0.59%)	(0.72%)	(1.18%)	(1.18%)	(1.33%)
Portfolio turnover rate	37%	29%	37%	55%	78%
Net assets, end of the year (in thousands)	$13,955	$9,328	$2,973	$680	$1,104

Æ On May 1, 2003, the name of the Fund changed from the Transamerica Premier Aggressive Growth Fund to the Transamerica Premier Focus Fund.

a Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.14), $(0.17), $(0.39), $(1.05) and $(1.46) for the Focus Fund and $(0.14), $(0.19), $(0.50), $(1.06) and $(1.63) for the Growth Opportunities Fund for the years ended December 31, 2004, 2003, 2002, 2001 and 2000, respectively.

b Total return represents aggregate total return for each period. Performance shown does not include effects of any sales charges.

c Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.c

	Transamerica Premier Balanced Fund
	Class A
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$20.13	$16.55	$18.68	$20.06	$20.47
Operations
Net investment income (loss)[a]	(0.16)[c]	0.18 [c]	0.28 [c]	0.28	0.35 [c]
Net realized and unrealized gain (loss) on investments	2.68	3.61	(2.09)	(1.38)	1.60
Total from investment operations	2.52	3.79	(1.81)	(1.10)	1.95
Dividends / Distributions and Other to Shareholders
Net investment income	(0.16)	(0.21)	(0.32)	(0.24)	(0.22)
Net realized gains on investments	-	-	-	(0.04)	(2.14)
Total dividends/distributions	(0.16)	(0.21)	(0.32)	(0.28)	(2.36)
Net Asset Value End of year	$22.49	$20.13	$16.55	$18.68	$20.06
Total Return[b]	12.54%	22.91%	(9.69%)	(5.51%)	(9.57%)
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.55%	1.55%	1.55%	1.55%	1.55%
Before reimbursement/fee waiver	1.59%	1.73%	2.53%	10.47%	10.25%
Net investment income (loss), after reimbursement/fee waiver	(0.77%)	0.98%	1.61%	1.41%	1.57%
Portfolio turnover rate	47%	39%	57%	77%	96%
Net assets, end of the year (in thousands)	$20,841	$15,885	$7,828	$423	$398

	Transamerica Premier Bond Fund
	Class A
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$9.20	$9.05	$9.97	$9.86	$9.73
Operations
Net investment income[a]	0.24 [c]	0.24 [c]	0.47 [c]	0.56	0.62
Net realized and unrealized gain (loss) on investments	0.06	0.27	(0.87)	0.32	0.12
Total from investment operations	0.30	0.51	(0.40)	0.88	0.74
Dividends / Distributions and Other to Shareholders
Net investment income	(0.35)	(0.36)	(0.48)	(0.56)	(0.61)
Net realized gains on investments	-	-	(0.04)	(0.21)	-
Total dividends/distributions	(0.35)	(0.36)	(0.52)	(0.77)	(0.61)
Net Asset Value End of year	$9.15	$9.20	$9.05	$9.97	$9.86
Total Return[b]	3.29%	5.66%	(3.90%)	9.15%	7.89%
Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%	1.40%	1.40%	1.40%	1.40%
Before reimbursement/fee waiver	2.04%	2.13%	2.89%	13.28%	16.72%
Net investment income, after reimbursement/fee waiver	2.62%	2.62%	5.19%	5.25%	6.32%
Portfolio turnover rate	104%	179%	258%	442%	461%
Net assets, end of the year (in thousands)	$4,666	$4,512	$4,356	$311	$261

a Net investment income (loss) is after waiver of fees by the Adviser and reimbrsement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $(0.17) $0.14, $0.11, $(1.32), and $(1.58) for the Balanced Fund and $0.18 $0.17, $0.34, $(0.66), and $(0.88) for the Bond Fund for the years ended December 2004, 2003, 2002, 2001, and 2000, respectively.

b Total return represents aggregate total return for each period. Performance shown does not include effects of sales charges.

c Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

(all amounts in thousands)

1.  Organization and Significant
Accounting Policies

Transamerica Investors, Inc. (the "Company") is a Maryland Corporation registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Company is composed of ten Funds: Transamerica Premier Core Equity Fund (the "Core Equity Fund"), Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Focus Fund (the "Focus Fund"), Transamerica Premier Growth Opportunities Fund (the "Growth Opportunities Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund"), Transamerica Premier Bond Fund (the "Bond Fund"), Transamerica Premier High Yield Bond Fund (the "High Yield Fund"), Transamerica Premier Cash Reserve Fund (the "Cash Reserve Fund") Transamerica Premier Index Fund (the "Index Fund") and Transamerica Premier Institutional Equity Fund ("the Institutional Equity Fund"), (collectively referred to as the "Funds"). All of the Funds are diversified except the Focus Fund, which is non-diversified under the 1940 Act. For information on investment objectives and strategies, please refer to the Funds' prospectuses.

The Institutional Equity Fund began operations on June 1, 2004.

Information pertaining to the Index Fund appears in a separate set of financial statements.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Multiple Class Operations and Expenses

The Company currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated to each class based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund.

Valuation of Securities

Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

As permitted under Rule 2a-7 of the 1940 Act, the Cash Reserve Fund values its securities at amortized cost, which approximates market value.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee. The Fund values its investment securities at fair value based upon procedures approved by the Board of Trustees on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially effect the value of investments.

Pricing of Shares

The Funds price their shares on the basis of the net asset value of each class of shares of the Funds, which are determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Funds' portfolio securities to materially affect the Funds' net asset values or a day on which no shares are tendered for redemption and no order to purchase any shares are received).

Cash

The Funds may leave cash overnight in their cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Funds to invest excess cash into a savings account, which at December 31, 2004, was paying an interest rate of 2.01%.

Throughout the year, the Funds may have a cash overdraft balance. A fee is incurred on any overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Securities Transactions, and Investment Income

Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Discount is recorded on a daily basis using the effective yield method except the Cash Reserve Fund which recognized discount and premium on a straight line basis. Dividend income is recorded on the ex-dividend date.

Account Maintenance Fees:

If the shareholder account balance falls below $1, by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1.

Dividends and Distributions

Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund and High Yield Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Core Equity Fund, the Equity Fund, the Focus Fund, the Growth Opportunities Fund, the Institutional Equity Fund and the Balanced Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

(all amounts in thousands)

investment income are determined on a class level. Capital gains distributions are determined on a Fund level.

The tax character of distributions paid to shareholders during 2004 and 2003 were as follows:

	2004			2003
	Ordinary Income	Long- Term Capital Gain	Total	Ordinary Income	Long- Term Capital Gain	Total
Core Equity Fund	$69	$-	$69	$-	$-	$-
Equity Fund	-	-	-	-	-	-
Focus Fund	-	-	-	-	-	-
Growth Opportunities Fund	-	-	-	-	-	-
Balanced Fund	2,638	-	2,638	2,244	-	2,244
Bond Fund	1,086	-	1,086	1,089	-	1,089
High Yield Fund	9,215	-	9,215	9,575	-	9,575
Cash Reserve Fund	443	-	443	430	-	430
Institutional Equity Fund	220	-	220	-	-	-

As of December 31, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Core Equity Fund	-	-	(360)	11,155	10,795
Equity Fund	-	-	(2,463)	53,484	51,021
Focus Fund	-	-	(30,835)	16,367	(14,468)
Growth Opportunities Fund	-	-	(53,364)	32,715	(20,649)
Balanced Fund	-	-	(7,048)	51,705	44,657
Bond Fund	-	-	(2,154)	(190)	(2,344)
High Yield Fund	-	-	(23,049)	6,831	(16,218)
Cash Reserve Fund	-	-	-	-	-
Institutional Equity Fund	293	-	-	4,809	5,102

* Differences between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, return of capital distributions from Real Estate Investment Trusts and premium amortization.

As of December 31, 2004, the following Funds have a capital loss carryforward:

	Expiring December 2009	Expiring December 2010	Expiring December 2011
Core Equity Fund	-	67	293
Equity Fund	-	1,829	634
Focus Fund	9,734	21,101	-
Growth Opportunities Fund	47,908	3,461	1,995
Balanced Fund	-	7,048	-
Bond Fund	-	2,135	-
High Yield Fund	5,230	17,819	-

From November 1, 2004 to December 31, 2004, the Bond Fund incurred net realized capital losses of $19. As permitted by tax regulations, the Bond Fund has elected to defer these losses and treat them as arising in the year ending December 31, 2005.

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required to be paid by each Fund.

Net investment income distributions and capital gains distributions are determined in acordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for items such as deferral of wash sales, return of capital distributions from Real Estate Investment Trusts, premium amortization, net operating losses and capital loss carryforwards. Permanent items identified in the year ended December 31, 2004, have been reclassified among components of net assets as follows:

Fund	Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses	Paid-in Capital
Core Equity Fund	(40)	41	(1)
Equity Fund	347	8	(355)
Focus Fund	464	-	(464)
Growth Opportunities Fund	553	-	(553)
Balanced Fund	11	5	(16)
Bond Fund	142	(140)	2
High Yield Fund	43	(24)	(19)
Cash Reserve Fund	-	-	-
Institutional Equity Fund	3	(3)	-

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.  Investment Advisory Fees and Other Transactions with Affiliates

The Company has an Investment Advisory and Administrative Services Agreement (the "Agreement") with Transamerica Investment Management, LLC (the "Adviser") and Transamerica Investment Services, Inc. (the "Sub- Adviser") on behalf of each Fund. For its services to the Funds, the Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the Funds are as follows:

Fund	First $1 Billion	Next $1 Billion	In Excess of $2 Billion
Core Equity Fund	0.75%	0.72%	0.70%
Equity Fund	0.85%	0.82%	0.80%
Focus Fund	0.85%	0.82%	0.80%
Growth Opportunities Fund	0.85%	0.82%	0.80%
Balanced Fund	0.75%	0.72%	0.70%
Bond Fund	0.60%	0.57%	0.55%
High Yield Fund	0.55%	0.52%	0.50%
Cash Reserve Fund	0.35%	0.35%	0.35%
Institutional Equity Fund	0.75%	0.75%	0.75%

The Sub-Adviser is a subsidiary of Transamerica Corporation, which is a subsidiary of AEGON N.V. and owns all the capital interest of the Adviser. The Sub-Adviser receives its fee directly from the Adviser and receives no

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

(all amounts in thousands)

compensation from the Funds. The Adviser has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or nonrecurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

Fund	Investor Class	Institutional Class	Class A
Core Equity Fund	1.20%	-	1.30%
Equity Fund	1.50%	-	1.60%
Focus Fund	1.40%	-	1.50%
Growth Opportunities Fund	1.40%	-	1.50%
Balanced Fund	1.45%	-	1.55%
Bond Fund	1.30%	-	1.40%
High Yield Fund	0.90%	0.65%	-
Cash Reserve Fund	0.25%	-	0.60%
Institutional Equity Fund	-	0.75%	-

Effective October 1, 2003, the Adviser entered into an agreement with Transamerica Fund Services, Inc. ("TFS") for financial and legal fund administration services which include such items as compliance, expenses, financial statement and other reporting, distributions, tax returns, prospectus preparation, board of directors meeting support and other legal matters. The Adviser currently pays for the services on behalf of the Funds. TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL"), which is an indirect, wholly-owned subsidiary of AEGON N.V.

Effective December 5, 2003, AEGON/Transamerica Investor Services, Inc. ("ATIS") became the Funds transfer agent, assuming this responsibility from State Street Bank/Boston Financial Data Services. ATIS is 100% owned by AUSA Holding Company, which is an indirect, wholly-owned subsidiary of AEGON N.V. The Company paid ATIS $641 for the year ended December 31, 2004.

Refer to Note 6 for changes since December 31, 2004.

Effective December 5, 2003, AFSG Securities Corporation ("AFSG") became the principal underwriter and distributor of the shares for each of the Funds, assuming this responsibility from Transamerica Securities Sales Corporation ("TSSC"). AFSG is 100% owned by AUSA Holding Company, which is an indirect, wholly-owned subsidiary of AEGON N.V. TSSC is an indirect wholly-owned subsidiary of AEGON N.V. For the year ended December 31, 2004, AFSG was paid less than $1.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated Transamerica entities. No officer, director, or employee of the Adviser, the Sub-Adviser or any of their respective affiliates, with the exception of the Chief Compliance Officer, receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds (amounts not in thousands) a $14,000 annual fee, $1,500 for each meeting of the Company's Board attended, and $1,000 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. The lead independent director and audit committee chairmen each receive an additional $3,000 annual fee.

For the year ended December 31, 2004, the Funds expensed aggregate fees of $116 to all directors who are not affiliated persons of the Investment Adviser.

As of December 31, 2004, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:

Fund
Core Equity Fund	8%
Equity Fund	4%
Focus Fund	12%
Growth Opportunities Fund	12%
Balanced Fund	9%
Bond Fund	58%
High Yield Fund	94%
Cash Reserve Fund	9%

3.  Distribution Plans

The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Cash Reserve Fund, which pays a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC and subsequently AFSG agreed to waive the distribution fees indefinitely for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice. For the Institutional Shares, there is no annual 12b-1 distribution fee. For Class A shares, there is an annual 12b-1 distribution fee of 0.35%. Class A and Investor shareholders may pay an administrative fee of 0.25% of the average daily net assets of their respective class, except for the Cash Reserve and High Yield Funds. This fee is paid to securities dealers and financial intermediaries for providing personal services and account maintenance for their customers who hold such shares.

Refer to Note 6 for changes since December 31, 2004.

4.  Security Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2004 were as follows:

Fund	Purchases	U.S. Government Purchases	Proceeds from Sales	U.S. Government Sales
Core Equity Fund	$60,987	$-	$13,459	$-
Equity Fund	66,165	-	57,793	-
Focus Fund	52,989	-	62,209	-
Growth Opportunities Fund	50,714	-	43,301	-
Balanced Fund	117,485	25,839	78,199	23,565
Bond Fund	18,696	8,587	17,823	9,330
High Yield Fund	198,218	-	189,228	-
Institutional Equity Fund	57,883	-	4,980	-

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

(all amounts in thousands)

5.  Capital Stock Transactions

At December 31, 2004, there were 1.1 billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the years and class indicated.

Effective October 1, 2003, the Core Equity Fund, Equity Fund, Focus Fund and Growth Opportunities Fund instituted a short-term redemption fee in the Investor Class. Shares of these funds purchased on or after October 1, 2003 that are sold or exchanged within 90 days of the purchase are assessed a redemption fee of 2% of the value of the shares sold or exchanged. The redemption fees collected through December 31, 2004 are included as a reduction to the amount of Capital stock redeemed in the tables below.

TRANSAMERICA PREMIER
CORE EQUITY FUND  Authorized Shares - 50,000

	Year Ended December 31, 2004		Year Ended December 31, 2003
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	4,332	$49,639	859	$8,683
Capital stock issued upon reinvestment of dividends and distributions	4	54	-	-
Capital stock redeemed	(376)	(4,312)	(183)	(1,824)
Redemption fees	N/A	1	N/A	-
Net increase	3,960	$45,382	676	$6,859

TRANSAMERICA PREMIER
CORE EQUITY FUND

	Year Ended December 31, 2004		Year Ended December 31, 2003
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	361	$4,061	1,037	$10,318
Capital stock issued upon reinvestment of dividends and distributions	-	-	-	-
Capital stock redeemed	(178)	(2,009)	(671)	(6,798)
Net increase	183	$2,052	366	$3,520

TRANSAMERICA PREMIER
EQUITY FUND  Authorized Shares - 70,000

	Year Ended December 31, 2004		Year Ended December 31, 2003
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	2,694	$48,109	6,529	$89,657
Capital stock issued upon reinvestment of dividends and distributions	-	-	-	-
Capital stock redeemed	(2,159)	(37,489)	(5,329)	(75,893)
Redemption fees	N/A	11	N/A	1
Net increase	535	$10,631	1,200	$13,765

TRANSAMERICA PREMIER
EQUITY FUND

	Year Ended December 31, 2004		Year Ended December 31, 2003
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	263	$4,484	603	$8,632
Capital stock issued upon reinvestment of dividends and distributions	-	-	-	-
Capital stock redeemed	(289)	(4,905)	(338)	(4,814)
Net increase (decrease)	(26)	$(421)	265	$3,818

TRANSAMERICA PREMIER
FOCUS FUND  Authorized Shares - 60,000

	Year Ended December 31, 2004		Year Ended December 31, 2003
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	1,476	$22,084	1,670	$18,199
Capital stock issued upon reinvestment of dividends and distributions	-	-	-	-
Capital stock redeemed	(1,975)	(28,460)	(2,790)	(31,328)
Redemption fees	N/A	117	N/A	-
Net decrease	(499)	$(6,259)	(1,120)	$(13,129)

TRANSAMERICA PREMIER
FOCUS FUND

	Year Ended December 31, 2004		Year Ended December 31, 2003
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	121	$1,742	1,193	$14,223
Capital stock issued upon reinvestment of dividends and distributions	-	-	-	-
Capital stock redeemed	(134)	(1,910)	(1,059)	(12,889)
Net increase (decrease)	(13)	$(168)	134	$1,334

TRANSAMERICA PREMIER
GROWTH OPPORTUNITIES FUND  Authorized Shares - 60,000

	Year Ended December 31, 2004		Year Ended December 31, 2003
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	2,673	$48,776	3,993	$53,757
Capital stock issued upon reinvestment of dividends and distributions	-	-	-	-
Capital stock redeemed	(2,187)	(38,907)	(4,897)	(67,263)
Redemption fees	N/A	35	N/A	13
Net increase (decrease)	486	$9,904	(904)	$(13,493)

TRANSAMERICA PREMIER
GROWTH OPPORTUNITIES FUND

	Year Ended December 31, 2004		Year Ended December 31, 2003
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	324	$5,774	1,253	$18,345
Capital stock issued upon reinvestment of dividends and distributions	-	-	-	-
Capital stock redeemed	(163)	(2,872)	(936)	(13,975)
Net increase	161	$2,902	317	$4,370

TRANSAMERICA PREMIER
BALANCED FUND  Authorized Shares - 60,000

	Year Ended December 31, 2004		Year Ended December 31, 2003
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	3,250	$68,621	3,094	$55,785
Capital stock issued upon reinvestment of dividends and distributions	109	2,470	102	2,060
Capital stock redeemed	(1,577)	(32,457)	(1,756)	(31,617)
Redemption fees	N/A	-	N/A	-
Net increase	1,782	$38,634	1,440	$26,228

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

(all amounts in thousands)

TRANSAMERICA PREMIER
BALANCED FUND

	Year Ended December 31, 2004		Year Ended December 31, 2003
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	379	$7,740	515	$9,122
Capital stock issued upon reinvestment of dividends and distributions	7	151	8	167
Capital stock redeemed	(248)	(5,123)	(208)	(3,702)
Net increase	138	$2,768	315	$5,587

TRANSAMERICA PREMIER
BOND FUND  Authorized Shares - 60,000

	Year Ended December 31, 2004		Year Ended December 31, 2003
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	216	$1,994	612	$5,644
Capital stock issued upon reinvestment of dividends and distributions	97	889	97	893
Capital stock redeemed	(305)	(2,806)	(840)	(7,726)
Redemption fees	N/A	-	N/A	-
Net increase (decrease)	8	$77	(131)	$(1,189)

TRANSAMERICA PREMIER
BOND FUND

	Year Ended December 31, 2004		Year Ended December 31, 2003
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	183	$1,674	156	$1,439
Capital stock issued upon reinvestment of dividends and distributions	20	180	19	175
Capital stock redeemed	(183)	(1,673)	(167)	(1,544)
Net increase	20	$181	8	$70

TRANSAMERICA PREMIER
HIGH YIELD BOND FUND  Authorized Shares - 50,000

	Year Ended December 31, 2004		Year Ended December 31, 2003
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	2,552	$19,809	5,102	$37,600
Capital stock issued upon reinvestment of dividends and distributions	55	419	82	612
Capital stock redeemed	(2,607)	(20,318)	(5,234)	(38,825)
Redemption fees	N/A	-	N/A	-
Net decrease	-	$(90)	(50)	$(613)

TRANSAMERICA PREMIER
HIGH YIELD BOND FUND

	Year Ended December 31, 2004		Year Ended December 31, 2003
Institutional Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	1,243	$9,658	1,566	$11,482
Capital stock issued upon reinvestment of dividends and distributions	1,141	8,749	1,208	8,915
Capital stock redeemed	(818)	(6,299)	(2,397)	(17,834)
Net increase	1,566	$12,108	377	$2,563

TRANSAMERICA PREMIER
CASH RESERVE FUND  Authorized Shares - 510,000

	Year Ended December 31, 2004		Year Ended December 31, 2003
Investor Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	53,109	$53,109	52,156	$52,152
Capital stock issued upon reinvestment of dividends and distributions	471	473	386	388
Capital stock redeemed	(60,389)	(60,391)	(56,986)	(56,984)
Redemption fees	N/A	-	N/A	-
Net decrease	(6,809)	$(6,809)	(4,444)	$(4,444)

TRANSAMERICA PREMIER
CASH RESERVE FUND

	Year Ended December 31, 2004		Year Ended December 31, 2003
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	100	$100	180	$180
Capital stock issued upon reinvestment of dividends and distributions	-	-	4	4
Capital stock redeemed	(162)	(162)	(1,338)	(1,328)
Net decrease	(62)	$(62)	(1,144)	$(1,144)

TRANSAMERICA PREMIER
INSTITUTIONAL EQUITY FUND**  Authorized Shares - 30,000

	Year Ended December 31, 2004		Year Ended December 31, 2003
Institutional Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	5,767	$58,798	N/A	N/A
Capital stock issued upon reinvestment of dividends and distributions	19	212	N/A	N/A
Capital stock redeemed	(195)	(2,002)	N/A	N/A
Net increase	5,591	$57,008	N/A	N/A

**Commenced operations on June 1, 2004.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

(all amounts in thousands)

6.  Subsequent Event

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") merged into AEGON/Transamerica Fund Services, Inc. ("ATFS") which was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

The Board of Directors recently approved certain changes to Class A shares effective on January 1, 2005. All upfront sales charges have been eliminated, the 1.00% contingent deferred sales charge on redemptions made within the first 24 months of purchase for shares purchased after January 1, 2005 has been eliminated, and the annual 12b-1 distribution and service fee has been reduced from 0.35% to 0.25% of average daily net assets attributable to Class A shares. In addition, the Board of Directors approved amendments to the investment advisory agreement applicable to the Equity, Core Equity and Balanced Funds which lower the current expense limitation applicable to these funds and which automatically reduces the management fees payable to the Investment Adviser when one of these Funds' total operating expenses exceed the new expense limitation.

Effective January 1, 2005, the Equity, Core Equity and Balanced Funds have implemented new expense caps under which each of these Funds' Total Fund Operating Expenses will not exceed 1.15%, 0.85% and 1.10% of average daily net assets on an annual basis, respectively. To the extent that the Total Fund Operating Expenses would exceed the expense cap for one of these Funds in any month if the maximum Adviser Fee (Equity - 0.85%; Core Equity - 0.75%, and Balanced - 0.75%) was paid, the Adviser Fee automatically reduces to ensure compliance with the applicable expense cap, subject to a minimum Adviser Fee of 0.50% of average daily net assets of each such Fund. If the automatic reduction of the Adviser Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the appropriate Fund an amount that is sufficient to pay the excess amount and maintain the expense cap. Based on the level of expenses of each of the Equity, Core Equity and Balanced Funds for the fiscal year ended December

For the Core Equity Fund, the Investment Adviser has voluntarily agreed to waive part of the Adviser Fee and affiliates of the Investment Adviser have agreed to reimburse that Fund in order to maintain the level of Fund expenses at 0.85% of average daily net assets. Such voluntary waiver and reimbursements for the Core Equity Fund was terminated effective February 10, 2005. Effective February 11, 2005 the Core Equity Fund's expense cap became 1.15%

	Advisory Fees
	First $1 Billion	Next $1 Billion	In excess of $2 Billion
Cash Reserve Fund	0.35%	0.35%	0.35%
Balanced Fund	0.50%	0.50%	0.50%
Bond Fund	0.60%	0.57%	0.55%
Equity Fund	0.50%	0.50%	0.50%
Growth Opportunities Fund	0.85%	0.82%	0.80%
Focus Fund	0.85%	0.82%	0.80%
Core Equity Fund	0.50%	0.50%	0.50%
High-Yield Fund	0.55%	0.52%	0.50%
Institutional Equity Fund	0.75%	0.75%	0.75%

	12b-1 Fees
	Class	Inv Class A
Cash Reserve Fund	N/A	N/A
Balanced Fund	0.25%	0.25%
Bond Fund	0.25%	0.25%
Equity Fund	0.25%	0.25%
Growth Opportunities Fund	0.25%	0.25%
Focus Fund	0.25%	0.25%
Core Equity Fund	0.25%	0.25%
High-Yield Fund	0.25%	0.25%
Institutional Equity Fund	N/A	N/A

	Expense Limits
	Inv Class	Class A	Inst. Class
Cash Reserve Fund	0.25%	N/A	N/A
Balanced Fund	1.10%	1.10%	N/A
Bond Fund	1.30%	1.30%	N/A
Equity Fund	1.15%	1.15%	N/A
Growth Opportunities Fund	1.40%	1.40%	N/A
Focus Fund	1.40%	1.40%	N/A
Core Equity Fund	1.15%	1.15%	N/A
High-Yield Fund	0.90%	N/A	0.65%
Institutional Equity Fund	N/A	N/A	0.75%

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

(all amounts in thousands)

Supplemental Tax Information (unaudited)

For dividends paid during the year ended December 31, 2004, the Core EquityFund, Balanced Fund and Institutional Equity Fund each designates 99%, 85% and 100% as qualified income, respectively.

The percentage of ordinary dividends received during 2004 that qualifies for the corporate dividend received deduction was 98%, 85% and 51% for the Core Equity Fund, Balanced Fund, and Institutional Equity Fund, respectively. To determine the amount of dividends that qualify, corporate shareholders should multiply the total ordinary dividend received during 2004 by the percentage noted above.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

DIRECTORS AND OFFICERS

Directors:
Name, Address & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships
Charles C. Reed Aon Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 DOB 8/28/33	Director and Chairman of the Board	Indefinite** 1995 – present; Chairman since 2004	10	Vice Chairman of Aon Risk Services Inc. of Southern California	N/A

Gary U. Rollé* Transamerica Center 1150 S. Olive St. Los Angeles, CA 90015 DOB 7/24/41	Director and President	Indefinite** President 1999 – present	10	Director, President & Chief Investment
Officer, Transamerica Investment
Management, LLC (TIM) (1999 – present);
Director, President & Chief Investment
Officer, Transamerica Investment Services,
Inc. (TISI) (1967 – present); Director,
Transamerica Life Canada; AEGON Capital
Management Inc.; AEGON Fund
Management Inc.; Gemini Investments, Inc.;
				Transamerica CBO I, Inc.	N/A

Sidney E. Harris Georgia State University 35 Broad Street, Suite 718 Atlanta, Georgia 30303 DOB 7/21/49	Director	Indefinite** 1995 – present	10	Dean of Robinson College of Business, Georgia State University (1997 – present)	The ServiceMaster Company (1994 – present); Total System Services, Inc. (1999 – present).

Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd, Suite 200 Los Angeles, CA 90025 DOB 10/22/35	Director	Indefinite** 1995 – present	10	Chairman of Carl Terzian Associates (1969 – present)	National Mercantile Bancorp (holding company) and Mercantile National Bank (1998 – present); Electronic Clearing House, Inc. (2002 – present).

Sandra N. Bane 303 Palmetto Drive Pasadena, CA 91105 DOB 6/13/52	Director	Indefinite** 2003 – present	10	Retired KPMG (1999 – present)	Big 5 Sporting Goods (2002 – present)

Officers:
Name, Address & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships
Brian C. Scott* 570 Carillon Parkway St. Petersburg, FL 33716 DOB 9/29/43	Chief Executive Officer	2003 – present***	10	Director, President and CEO,
AEGON/Transamerica Series Fund (ATSF)
(2002 – present); Trustee, President & CEO,
Transamerica IDEX Mutual Funds (TA IDEX)
(2002 – present); Director, President & CEO,
TISI (2003 – present); Manager, TIM
(2002 – present); Director, President & CEO,
Transamerica Fund Advisors, Inc. (TFAI); &
Transamerica Fund Services, Inc. (TFS)
				(2001 – present)	N/A

John K. Carter* 570 Carillon Parkway St. Petersburg, FL 33716 DOB 4/24/61	Vice President Secretary & Chief Compliance Officer	2003 – present***	10	Sr. Vice President, General Counsel,
Secretary & Chief Compliance Officer, ATSF,
TA IDEX (1999 – present) & TIS
(2002 – present); Director (2004 – present),
Sr. Vice President, General Counsel, &
Secretary, TFAI & TFS (2000 – present);
Chief Compliance Officer, TFAI
(2004 – present); Vice President, AFSG
Securities Corporation (AFSG)
(2001 – present); Vice President, TIM
				(2001 – present) & TISI (2003 – present)	N/A

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

DIRECTORS AND OFFICERS (CONTINUED)

Name, Address & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships
Kim D. Day* 570 Carillon Parkway St. Petersburg, FL 33716 DOB 8/2/55	Vice President and Treasurer	2003 – present***	10	Sr. Vice President, Treasurer & Chief
Financial Officer, ATSF, TA IDEX & TIS
(2003 – present); Sr. Vice President &
Treasurer, TFAI & TFS (2002 – present);
				Vice President, TIM (2001 – present) & TISI (2003 – present); Director & Vice President, AFSG (2004 – present).	N/A

*  Appears after the name of each director or officer who is an Interested Person (as defined in the 1940 Act) of the Company.

**  Directors serve an indefinite term until his/her successor is elected.

***  Elected and serves at the pleasure of the Board of Directors of Transamerica Investors, Inc. No officer of Transamerica Investors, Inc. except for the Chief Compliance Officer receives any compensation from Transamerica Investors, Inc.

Additional information about the fund directors can be found in the Statement of Additional Information, available without charge by calling: 1-800-892-7587.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Transamerica Investors, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Investors, Inc. (comprising respectively, the Transamerica Premier Core Equity Fund, Transamerica Premier Equity Fund, Transamerica Premier Focus Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Balanced Fund, Transamerica Premier Bond Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Cash Reserve Fund, and Transamerica Premier Insitutional Equity Fund) (the "Funds") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the  purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Investors, Inc., at December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
January 31, 2005

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

Transamerica Premier Funds

Directors

Charles C. Reed
Chairman of the Board

Sandra N. Bane

Sidney E. Harris

Gary U. Rollé

Carl R. Terzian

Officers

Brian C. Scott
Chief Executive Officer

John K. Carter
Vice President, Secretary & Chief Compliance Officer

Kim D. Day
Vice President & Treasurer

Investment Adviser

Transamerica Investment Management, LLC
1150 South Olive Street
Los Angeles, California 90015

Distributor

AFSG Securities Corporation
4333 Edgewood Road NE
Cedar Rapids, Iowa 52499

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Transfer Agent

Transamerica Fund Services, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716

PROXY VOTING POLICIES AND PROCEDURES

A description of the Transamerica Premier Funds' proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-800-892-7587 (toll free) or on the Securities and Exchange Commission (SEC) website (http://www.sec.gov).

In addition, the Funds are required to file new SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th no later than August 31st of each year. The first filing of Form N-PX was made no later than August 31, 2004, for the 12 month-period ending June 30, 2004. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-892-7587; and (2) on the SEC's website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

Transamerica Fund Services, Inc.

P.O. BOX 9035

CLEARWATER, FLORIDA 33758-9035

PRSRT STD

U.S. POSTAGE

PAID

AEGON

This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Fund's shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the the prospectus thoroughly before you invest.

Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

©2001 AFSG Securities Corporation, Distributor

AFSG Securities Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
http://transamericafunds.com
e-mail: PremierFunds@Transamerica.com

TPF 577-0205

President's Report	1

Investment Advisor Outlook	2

Financial Statements

Statement of Assets and Liabilities	4

Statement of Operations	5

Statement of Changes in Net Assets	6

Financial Highlights	7

Notes to Financial Statements	8

Directors and Officers	12

Report of Registered Public Accounting Firm	14

State Street Equity 500 Index Portfolio

Management Discussion of Fund Performance and Analysis	1

Portfolio of Investments	6

Financial Statements

I am pleased to present the 2004 Annual Report for the Transamerica Premier Funds. For the twelve months ended December 31, 2004, the funds delivered total returns in line with or, in most cases, stronger than their benchmark indexes (see the individual fund reviews for performance details).

We began the period convinced that the U.S. economic recovery, though rather slow in coming and still a bit tenuous, was sustainable, and positioned the Transamerica Premier Funds accordingly. For instance, within the Funds' bond portfolios and core large-cap equity portfolios, we emphasized securities in sectors and industries that are known to outperform as the economy gains momentum. Anticipating an acceleration and broadening of economic growth - and with it, an increase in inflationary pressures - we also took steps to insulate the funds from rising interest rates and the market volatility that generally accompanies such a change.

Roiled by a neck-and-neck U.S. presidential race, rapidly changing energy prices and conflicting economic data, the markets exhibited more volatility than we initially anticipated. In the end, however, our constructive outlook on the economy and corporate America was validated by solid results for both stocks and bonds. This, combined with our consistent emphasis on strong fundamental characteristics and specific catalysts for positive change, was seminal to the funds' very competitive results.

Looking forward, we see much that is encouraging. As we enter 2005, the signs of economic growth are mounting. Meanwhile, interest rates, while rising, remain attractive to business and consumers. That, in turn, bodes well for continued growth in the housing markets. We also see signs of greater spending by business and industry. For the first time in years, we expect business spending to be a powerful driver of economic growth, at least equal to consumer spending.

At the same time, we are mindful of certain risks to the economy and markets that have developed or increased in the past year. Inflation is on the rise, the U.S. dollar is weaker and, in various sectors of both the equity and fixed-income markets, valuations are much higher than in 2002. Thus, we have tempered our expectations of overall market performance for 2005.

Whatever direction the markets take, we continue to believe that our diligent research will uncover favorable secular and economic trends, as well as companies with the fundamental strengths and unique characteristics required to make the most of those changes. This far-sighted approach has long been - and we believe will continue to be - the greatest strength of the Transamerica Premier Funds.

Finally, on behalf of your portfolio managers and all of us at Transamerica, I want to thank you for your continued support of the Transamerica Premier Funds.

Sincerely,

Gary U. Rollé

President

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

1

TRANSAMERICA PREMIER INDEX FUND

Portfolio Manager: Lisa L. Hansen, Secondary Managers: Christopher J. Bonavico; Sangita V. Patel

Market Environment

The economy and interest rates, the election, employment figures, earnings and energy prices dominated the financial headlines and the stock market in 2004. After a solid run-up in 2003, the Standard and Poor's 500 Composite Stock Index ("S&P 500") lost nearly all of its momentum in the first ten months of 2004 as investors struggled to make sense of conflicting data on several fronts.

With the economy showing signs of robust growth, the Federal Reserve Board ("Fed") reversed its accommodative approach to interest rates, instituting a course of regular 0.25% rate increases. Yet, even as the Fed took steps to prevent too-rapid growth and rising inflation down the road, employment levels, a crucial indicator of sustainable economic expansion, remained weaker than expected. While corporate earnings generally improved, investors worried that rapidly rising energy prices would impinge on corporate profits and consumer spending, the major engine of economic growth since 2002. And, as the period progressed, polls showed that the U.S. presidential race would be one of the mostly closely contested elections in decades, leaving investors uncertain of what to expect in fiscal and tax policy after November.

With the election now over, a major source of uncertainty was eliminated and the S&P 500 ended the year like a bull in full charge – up more than 9% in just weeks and 10.87% for the year.

Performance

For the year ended December 31, 2004, Transamerica Premier Index Fund, Investor Class returned 10.55%. By comparison its benchmark, the S&P 500 returned 10.87%.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TRANSAMERICA PREMIER INDEX FUND WITH THE S&P 500 INDEX**

Total Returns	Average Annual Total Return
As of December 31, 2004	One Year	Five Years	Since Inception*
Investor Class	10.55%	–2.47%	9.72%
S&P 500 Index(1)	10.87%	–2.30%	9.96%

(1)    Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 - 1-800-596-5323 - http://www.funds-sp.com

    The Standard and Poor's 500 Composite Stock Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.

  *  Investor Class - October 2, 1995.

  **  Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2004.

    Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

    Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

    This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of the fund.

    To obtain performance data current to the most recent month ended, go to www.transamericafunds.com

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

2

TRANSAMERICA PREMIER INDEX FUND

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Investor Class
Actual	$1,000.00	$1,069.90	0.25%	$1.30
Hypothetical (b)	1,000.00	1,023.88	0.25%	1.27

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

3

TRANSAMERICA PREMIER INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

(all amounts except per share amounts in thousands)

Assets
Investment in State Street Equity 500 Index Portfolio, at cost	$81,067
Investment in State Street Equity 500 Index Portfolio, at value (Notes 1 and 2)	$99,661
Receivables:
Fund shares sold	396
Reimbursement from adviser	29
$100,086
Liabilities:
Payables:
Fund shares redeemed	23
Transfer agent fee	12
Distribution fees	8
Due to custodian	37
Other accrued expenses	27
107
Total Net Assets	$99,979
Net Assets Consist of:
Paid in capital	$88,173
Undistributed net investment income	10
Accumulated net realized loss on investments and futures contracts	(6,798)
Net unrealized appreciation of investments and futures contracts	18,594
Total Net Assets	$99,979
Investor Class
Net Assets	$99,979
Shares Outstanding	5,770
Net Asset Value, Offering Price and Redemption Price Per Share	$17.33

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

4

TRANSAMERICA PREMIER INDEX FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

(all amounts in thousands)

Investment Income
Allocated from Portfolio:
Interest income	$28
Dividend income	1,640
Expenses	(37)
Total Allocated from Portfolio	1,631
Total Income	1,631
Expenses
Transfer agent fees:
Investor Class	148
Class A	1
Distribution fees:
Investor Class	80
Printing fees	25
Custodian fees	17
Registration fees	23
Legal fees	6
Audit fees	15
Directors fees and expenses	11
Other expenses	4
Total expenses before waiver and reimbursement	330
Reimbursed expenses and waived fees	(164)
Net Expenses	166
Net Investment Income	1,465
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized loss:
Allocated from portfolio	(1,052)
Futures contracts	244
Total net realized loss	(808)
Change in unrealized appreciation (depreciation) on investments and futures contracts
Allocated from Portfolio	8,567
Futures contracts	(411)
Total change in net unrealized appreciation	8,156
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	7,348
Net Increase in Net Assets From Operations	$8,813

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

5

TRANSAMERICA PREMIER INDEX FUND

STATEMENTS OF CHANGES IN NET ASSETS

(all amounts in thousands)

	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase in Net Assets
Operations
Net investment income	$1,465	$817
Net realized loss from investment securities and futures contracts	(808)	(2,039)
Net unrealized appreciation on investment securities and futures contracts	8,156	15,102
Net increase in net assets resulting from operations	8,813	13,880
Dividends / Distributions to Shareholders
From net investment income:
Investor Class	(1,471)	(788)
Class A	-	(1)
Net decrease in net assets resulting from distributions	(1,471)	(789)
Fund Share Transactions (Note 5)	22,780	13,138
Net increase in net assets	30,122	26,229
Net Assets
Beginning of year	69,857	43,628
End of year[1]	$99,979	$69,857
[1] Includes undistributed net investment income of:	$10	$26

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

6

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Index Fund
	Investor Class
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002[a]	Year Ended December 31, 2001	Year Ended December 31, 2000
Net Asset Value Beginning of year	$15.91	$12.54	$16.36	$18.81	$21.39
Operations
Net investment income[b]	0.29	0.22	0.18	0.20	0.33
Net realized and unrealized gain (loss) on Investments	1.39	3.33	(3.82)	(2.45)	(2.27)
Total from investment operations	1.68	3.55	(3.64)	(2.25)	(1.94)
Dividends / Distributions to Shareholders
Net investment income	(0.26)	(0.18)	(0.18)	(0.20)	(0.32)
Net realized gains on investments	-	-	-	-	(0.32)
Total dividends/distributions	(0.26)	(0.18)	(0.18)	(0.20)	(0.64)
Net Asset Value End of year	$17.33	$15.91	$12.54	$16.36	$18.81
Total Return[c]	10.55%	28.33%	(22.22%)	(11.97%)	(9.15%)
Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.44%	0.63%	1.04%	1.01%	0.92%
Net investment income, after reimbursement/fee waiver	1.80%	1.55%	1.38%	1.27%	1.58%
Portfolio turnover rate	N/A	N/A	13%[d]	14%	18%
Net assets end of the year (in thousands)	$99,979	$69,746	$43,168	$46,252	$46,309

a The per share amounts and percentages reflect income accrued and expenses incurred by the Fund through November 11, 2002, combined with per share amounts and percentages reflect income accrued and expenses incurred assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio ("the Portfolio").

b Net investment loss is after waiver of fees by the Advisor and reimbursement of certain expenses by the Administrator (Note 3). If the Advisor had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.26, $0.16, $0.08, $0.08 and $0.19 for the years ended and December 31, 2004, 2003, 2002, 2001 and 2000, respectively. Per share net investment income has been determined on the basis of the average number of shares outstanding during each year.

c Total return represents aggregate total return for each year.

d Portfolio turnover rate shown represents that of the Portfolio at December 31, 2002. The portfolio turnover rate of the Fund for the period from January 1, 2002 through November 11, 2002 ("Conversion Date") was 12%.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

7

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

(all amounts in thousands)

1.  Organization

Transamerica Investors, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Company is composed of ten Funds. Transamerica Premier Index Fund (the "Fund"), part of the Company, is the only fund presented in these financial statements. For information on investment objectives and strategies, please refer to the Fund's prospectus.

Effective November 11, 2002 (the "Conversion Date"), the Fund began investing all of its investable assets in interests of the State Street Equity 500 Index Portfolio (the "Portfolio"). The investment objective and policies of the Portfolio are similar to the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (3.60% at December 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Multiple Class Operations and Expenses

Prior to October 27, 2004 the Fund offered two classes of shares: the Investor Class and Class A Shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated to each class, based on the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses. As of October 27, 2004, the Fund offers only the Investor Class of shares.

Valuation of Securities

The Fund records its investment in the Portfolio at value. The valuation policies of the Portfolio are discussed in Note 2 of the Portfolio's Notes to the Financial Statements, which are included elsewhere in this report.

Pricing of Shares

The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Futures Contracts

The Portfolio may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. The underlying face amounts of any open futures contracts at December 31, 2004, are listed in the Schedule of Investments of the Portfolio.

Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all expenses of the Fund. Realized and unrealized gains and losses from security transactions consist of the Fund's pro-rata share of the Portfolio's realized and unrealized gains and losses. Realized gains and losses from security transactions are recorded on the basis of identified cost.

Dividends and Distributions

Dividends from net investment income, if any, on shares of the Fund are declared and paid annually. The Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by the Fund are recorded on ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a fund level.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income or excise tax provision is required to be paid by the Fund.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These book to tax differences are primarily due to wash sales and capital loss carryforwards. Permanent items identified in the year ended December 31, 2004, have been reclassified among components of net assets of the Fund as follows:

Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses	Paid-In Capital
$(10)	$449	$(439)

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

8

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

(all amounts in thousands)

The tax character of distributions paid to shareholders of the Fund during 2004 and 2003 were as follows:

2004			2003
Ordinary Income	Long Term Capital Gains	Total	Ordinary Income	Long Term Capital Gains	Total
$1,471	$-	$1,471	$789	-	$789

As of December 31, 2004, the components of distributions earnings on a tax basis were as follows:

Undistributed Ordinary Income	$7
Undistributed Long-Term Gain	-
Accumulated Capital and Other Losses*	(3,212)
Unrealized Appreciation (Depreciation)	15,011
Total Accumulated Earnings	$11,806

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the deferral of losses on wash sales.

*As of December 31, 2004, the Fund had capital loss carryforwards of $2,636 and $576 which expire in 2010 and 2012, respectively.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3.  Investment Advisory Fees and Other Transactions with Affiliates

Prior to the Conversion Date, the Fund entered into an Investment Advisory and Administrative Services Agreement (the "Agreement") with Transamerica Investment Management, LLC (the "Adviser") and Transamerica Investment Services, Inc. (the "Sub-Adviser"). For its services to the Funds, the Adviser received a monthly fee, based on 0.30% of the average daily net assets. Following the Conversion Date, the Fund assumed a pro-rata share of unitary fees based on 0.045% of average daily net assets. These fees are paid by the Portfolio to State Street Bank and Trust Company ("State Street"), for SSgA Funds Management, Inc. (SSgA), a subsidiary of State Street Corp. For the year ended December 31, 2004, these expenses amounted to $37.

The Adviser has agreed to waive its fees and assume any operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a 0.25% and 0.50% of the average daily net assets of the Investor Class and Class A shares, respectively. The waivers and subsidies may be terminated at any time without notice.

Effective October 1, 2003, the Adviser entered into an agreement with AEGON/Transamerica Fund Services, Inc. ("ATFS") for financial and legal fund administration services which include such items as compliance, expenses, financial statement and other reporting, distributions tax returns, prospectus preparation, board of directors meeting support and other legal matters. The Adviser currently pays for the services on behalf of the Funds. ATFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL"), which is an indirect, wholly-owned subsidiary of AEGON N.V.

Effective December 5, 2003, AEGON/Transamerica Investor Services, Inc. ("ATIS") became the Fund's transfer agent, assuming this responsibility from State Street Bank/Boston Financial Data Services. ATIS is 100% owned by AUSA Holding Company, which is an indirect, wholly-owned subsidiary of AEGON N.V. The Fund paid ATIS $148 for the year ended December 31, 2004.

Effective December 5, 2003, AFSG Securities Corporation ("AFSG") became the principal underwriter and distributor of the shares for the Fund, assuming this responsibility from Transamerica Securities Sales Corporation ("TSSC"). AFSG is 100% owned by AUSA Holding Company, which is an indirect, wholly-owned subsidiary of AEGON N.V. TSSC is an indirect wholly-owned subsidiary of AEGON N.V.

Certain directors and officers of the Fund are also directors and officers of the Adviser and other affiliated Transamerica entities. No officer, director, or employee of the Adviser, the Sub-Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Fund (amounts not in thousands) a $10,000 annual fee, $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the year ended December 31, 2004, the Fund expensed aggregate fees of $11 to all directors who are not affiliated persons of the Investment Adviser. As of December 31, 2004, Transamerica Corporation and its affiliates held 22% of the Fund's outstanding shares.

4.  Distribution Plans

The 12b-1 plan of distribution and related distribution contracts require the Fund to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares and Class A, there are annual 12b-1 distribution fees of 0.10% and 0.35%, respectively, of the average daily net assets of each class.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

9

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

(all amounts in thousands)

5.  Capital Stock Transactions

At December 31, 2004, there were 60,000 shares of 0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods and classes indicated.

	Year Ended		Year Ended
	December 31, 2004		December 31, 2003
Investors Class Shares	Shares	Amount	Shares	Amount
Capital stock sold	2,033	$33,331	1,544	$22,021
Capital stock issued upon reinvestment of dividends and distributions	83	1,434	48	769
Capital stock redeemed	(731)	(11,871)	(651)	(9,239)
Net Increase	1,385	$22,894	941	$13,551
	Year Ended		Year Ended
	December 31, 2004		December 31, 2003
Class A Shares	Shares	Amount	Shares	Amount
Capital stock sold	3	$44	5	$69
Capital stock issued upon reinvestment of dividends and distributions	-	-	-	-
Capital stock redeemed	(10)	(158)	(35)	(482)
Net Decrease	(7)	$(114)	(30)	$(413)

6.  Subsequent Events

Effective January 1, 2005, AEGON/Transamerica Investor Services, Inc. ("ATIS") merged into AEGON/Transamerica Fund Services, Inc. ("ATFS") which was renamed Transamerica Fund Services, Inc. ("TFS"). TFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("WRL") and AUSA Holding Company ("AUSA"). WRL and AUSA are indirect wholly owned subsidiaries of AEGON N.V.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

10

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

(all amounts in thousands)

Supplemental Tax Information (unaudited)

For dividends paid during the year ended December 31, 2004, the Fund designates 100% as qualified income.

The Fund's percentage of ordinary dividends received during 2004 that qualifies for the corporate dividend received deduction was 100%. To determine the amount of dividends that qualify, corporate shareholders should multiply the total ordinary dividend received during 2004 by the percentage noted above.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

11

DIRECTORS AND OFFICERS

Directors:

Name, Address & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships
Charles C. Reed Aon Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 DOB 8/28/33	Director and Chairman of the Board	Indefinite** 1995 – present; Chairman since 2004	10	Vice Chairman of Aon Risk Services Inc. of Southern California	N/A

Gary U. Rollé* Transamerica Center 1150 S. Olive St. Los Angeles, CA 90015 DOB 7/24/41	Director and President	Indefinite** President 1999 – present	10	Director, President & Chief Investment
Officer, Transamerica Investment
Management, LLC (TIM) (1999 – present);
Director, President & Chief Investment
Officer, Transamerica Investment Services,
Inc. (TISI) (1967 – present); Director,
Transamerica Life Canada; AEGON Capital
Management Inc.; AEGON Fund
Management Inc.; Gemini Investments, Inc.;
				Transamerica CBO I, Inc.	N/A

Sidney E. Harris Georgia State University 35 Broad Street, Suite 718 Atlanta, Georgia 30303 DOB 7/21/49	Director	Indefinite** 1995 – present	10	Dean of Robinson College of Business, Georgia State University (1997 – present)	The ServiceMaster Company (1994 – present); Total System Services, Inc. (1999 – present).

Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd, Suite 200 Los Angeles, CA 90025 DOB 10/22/35	Director	Indefinite** 1995 – present	10	Chairman of Carl Terzian Associates, (1969 – present)	National Mercantile Bancorp (holding company) and Mercantile National Bank (1998 – present); Electronic Clearing House, Inc. (2002 – present).

Sandra N. Bane 303 Palmetto Drive Pasadena, CA 91105 DOB 6/13/52	Director	Indefinite** 2003 – present	10	Retired KPMG (1999 – present)	Big 5 Sporting Goods (2002 – present)

Officers:

Name, Address & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships
Brian C. Scott* 570 Carillon Parkway St. Petersburg, FL 33716 DOB 9/29/43	Chief Executive Officer	2003 – present***	10	Director, President and CEO,
AEGON/Transamerica Series Fund (ATSF)
(2002 – present); Trustee, President & CEO,
Transamerica IDEX Mutual Funds (TA IDEX)
(2002 – present); Director, President & CEO,
TISI (2003 – present); Manager, TIM
(2002 – present); Director, President & CEO,
Transamerica Fund Advisors, Inc. (TFAI); &
Transamerica Fund Services, Inc. (TFS)
				(2001 – present)	N/A

John K. Carter* 570 Carillon Parkway St. Petersburg, FL 33716 DOB 4/24/61	Vice President Secretary & Chief Compliance Officer	2003 – present***	10	Sr. Vice President, General Counsel,
Secretary & Chief Compliance Officer, ATSF,
TA IDEX (1999 – present) & TIS
(2002 – present); Director (2004 – present),
Sr. Vice President, General Counsel, &
Secretary, TFAI & TFS (2000 – present);
Chief Compliance Officer, TFAI
(2004 – present); Vice President, AFSG
Securities Corporation (AFSG)
(2001 – present); Vice President, TIM
				(2001 – present) & TISI (2003 – present)	N/A

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

12

DIRECTORS AND OFFICERS (CONTINUED)

Name, Address & Age	Position(s) Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships
Kim D. Day* 570 Carillon Parkway St. Petersburg, FL 33716 DOB 8/2/55	Vice President and Treasurer	2003 – present***	10	Sr. Vice President, Treasurer & Chief
Financial Officer, ATSF, TA IDEX & TIS
(2003 – present); Sr. Vice President &
Treasurer, TFAI & TFS (2002 – present);
				Vice President, TIM (2001 – present) & TISI (2003 – present); Director & Vice President, AFSG (2004 – present).	N/A

*  Appears after the name of each director or officer who is an Interested Person (as defined in the 1940 Act) of the Company.

**  Directors serve an indefinite term until his/her successor is elected.

***  Elected and serves at the pleasure of the Board of Directors of Transamerica Investors, Inc. No officer of Transamerica Investors, Inc. except for the Chief Compliance Officer receives any compensation from Transamerica Investors, Inc.

Additional information about the fund directors can be found in the Statement of Additional Information, available without charge by calling: 1-800-892-7587.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

13

REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Transamerica Investors, Inc.

We have audited the accompanying statement of assets and liabilities of Transamerica Premier Index Fund (the "Fund"), a series of Transamerica Investors, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Premier Index Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
January 31, 2005

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

14

STATE STREET EQUITY 500 INDEX PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 2004

STATE STREET EQUITY 500 INDEX PORTFOLIO

MANAGEMENT DISCUSSION OF FUND PERFORMANCE AND ANALYSIS

THE PORTFOLIO

The State Street Equity 500 Index Portfolio’s (the “Portfolio”) investment objective is to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500(R) Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500(R) Index. The S&P 500(R) Index is a well-known unmanaged stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

For the year ended December 31, 2004, the Portfolio gained 10.86%. For the same period, the S&P 500(R) Index gained 10.88%.

THE MARKET

The S&P 500(R) Index finished strong for the year, ending 2004 with a solid 10.88% gain. After a rocky third quarter, equities dramatically picked up in October when a number of solid corporate profit reports led investors to maintain positions in the face of a renewed surge in crude oil. In November, the Index returned 4.1%. When the U.S. presidential election was decided quickly and without controversy, the bulls mounted a fresh stampede to the upside. The rally continued into December with additional gains of 3.4%. This was extremely good news after experiencing small positive returns in the first half of the year and a difficult market during most of the third quarter. The equity market sank in July and August, weighted by second-quarter earnings releases that failed to offer enough enthusiasm regarding the second half of the year, a weak July jobs report and a sharp rise in crude oil prices.

All ten economic sectors represented in the S&P 500(R) Index posted positive results for the year. Energy and Utilities had the highest total returns, while Financials, Industrials and Energy were the greatest contributors to the Index’s return. Financials, Industrials, and Energy were bolstered by the respective strengths of Bank of America Corp., General Electric Co. and ExxonMobil Corp. During the second quarter, Bank of America Corp. benefited from its expanded customer base resulting from its merger with FleetBoston and new focus on its higher-margin consumer loan department. General Electric Corp. had a share increase from an acquisition in April, and also moved from being solely a growth stock in the Russell Indexes to mostly value, leading to increased demand from indexers. Not surprisingly, Energy was a top performer this year due to surging oil prices, which fueled investor optimism and brought in a total return of 31.24% for the Index.

Health Care was the weakest performing sector for the year as threats of competition from drug imports and concerns about declining new-product pipelines punished some of the larger companies within this segment. In late September, Merck & Co. Inc. recalled its multi-billion dollar arthritis drug Vioxx after research concluded that the drug doubled the risk of heart attack or stroke. Pfizer, Inc. also trailed the overall sector after the company lowered its revenue expectations for the quarter. Additionally, risk surrounding the presidential election weighed heavily on drug stocks. Information Technology was not far behind Health Care, having been the worst-performing sector of the

1

market during the third quarter of 2004, as measured by the S&P 500(R) Index. In general, many of the more speculative companies in this sector fell due to lackluster domestic spending on technology.

The top contributors to the Index’s return for the 12 month period ending December 31, 2004 were ExxonMobil Corp, General Electric Co. and Johnson & Johnson, while Pfizer, Inc., Intel Corp. and Cisco Systems, Inc. were the largest detractors.

The top three performing stocks in the Index for the year 2004 were Autodesk Inc., Apple Computer Inc., and TXU Corp. The bottom three performing stocks in the Index for the year 2004 were Winn-Dixie Stores, CIENA Corp. and PMC-Sierra Inc.

STATE STREET EQUITY 500 INDEX PORTFOLIO

PORTFOLIO STATISTICS (UNAUDITED)

PORTFOLIO COMPOSITION*	DECEMBER 31, 2004
Common Stocks	97.5%
Money Market Funds	5.7
U.S. Government Securities	0.2
Liabilities less cash and other assets	(3.4)
Total	100.0%

TOP FIVE SECTORS (EXCLUDING SHORT-TERM INVESTMENTS)*	DECEMBER 31, 2004
Financials	20.1%
Information Technology	16.2
Health Care	12.2
Industrials	11.4
Consumer Discretionary	11.3
Total	71.2%

2

* As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

STATE STREET EQUITY 500 INDEX PORTFOLIO
GROWTH OF A $10,000 INVESTMENT (A)

[LINE GRAPH]

	S&P 500 INDEX ** (B)	STATE STREET EQUITY 500 INDEX PORTFOLIO *
3/1/00	10000	10000
6/30/00	10608	10683
12/31/00	9683	9759
6/30/01	9035	9090
12/31/01	8532	8594
6/30/02	7409	7460
12/31/02	6646	6689
6/30/03	7427	7475
12/31/03	8552	8604
6/30/04	8846	8901
12/31/04	9482	9538

INVESTMENT PERFORMANCE (A)

For the Fiscal Year Ended December 31, 2004

3

Total Return Average Annualized Since Commencement of Operations (March 1, 2000)	Total Return One Year Ended December 31, 2004
State Street Equity 500 Index Portfolio
-0.97%	10.86%

S&P 500 Index(b)
-1.09%
10.88%

(a)                                  Total returns and performance graph information represent past performance and are not indicative of future results, which may be lower or higher than performance data quoted. Investment return and principal value of an investment will fluctuate so that a partner’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes.

(b)                                 The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general.

STATE STREET EQUITY 500 INDEX PORTFOLIO

EXPENSE EXAMPLE

As a shareholder of the State Street Equity 500 Index Portfolio (the “Portfolio”), you incur ongoing costs, which include costs for portfolio management and administrative services, among others. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2004 to December 31, 2004.

The table below illustrates your Portfolio’s costs in two ways:

•                  BASED ON ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the actual return of the Portfolio, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.

•                  BASED ON HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case- because the return used is not the Portfolio’s actual return- the results do not apply to your investment. The example is useful in making comparisons because the

4

Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2004

EXPENSES PAID DURING PERIOD*	BEGINNING ACCOUNT VALUE JULY 1, 2004	ENDING ACCOUNT VALUE DECEMBER 31, 2004

BASED ON ACTUAL PORTFOLIO RETURN $0.23	$1,000.00	$1,071.57

BASED ON HYPOTHETICAL (5% RETURN BEFORE EXPENSES) $0.23	$1,000.00	$1,024.91

*                                         The calculations are based on expenses incurred in the most recent fiscal period of the Portfolio. The annualized average weighted expense ratio as of December 31, 2004 was 0.045%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004

	SHARES	MARKET VALUE (000)
COMMON STOCKS — 97.5%
CONSUMER DISCRETIONARY — 11.3%
AutoNation, Inc.(a)(f)	61,900	$1,189
AutoZone, Inc.(a)	19,587	1,788
Bed Bath & Beyond, Inc.(a)	71,414	2,844
Best Buy Co., Inc.	76,621	4,553
Big Lots, Inc.(a)	28,738	349
Black & Decker Corp.	18,933	1,672

5

Brunswick Corp.	22,029	1,090
Carnival Corp.	152,619	8,795
Centex Corp.	29,076	1,732
Circuit City Stores, Inc.	48,139	753
Clear Channel Communications, Inc.	138,965	4,654
Coach, Inc.(a)	44,400	2,504
Comcast Corp.(a)(f)	533,067	17,740
Cooper Tire & Rubber Co.	18,137	391
Dana Corp.	36,349	630
Darden Restaurants, Inc.	37,210	1,032
Delphi Corp.(f)	131,567	1,187
Dillard’s, Inc. Class A(f)	19,453	523
Dollar General Corp.	77,315	1,606
Dow Jones & Co., Inc.(f)	19,326	832
Eastman Kodak Co.(f)	67,537	2,178
eBay, Inc.(a)	159,160	18,507
Family Dollar Stores, Inc.	39,668	1,239
Federated Department Stores, Inc.	42,276	2,443
Ford Motor Co.(f)	442,155	6,473
Fortune Brands, Inc.	33,966	2,622
Gannett Co., Inc.	62,738	5,126
Gap, Inc.	212,030	4,478
General Motors Corp.(f)	136,773	5,479
Genuine Parts Co.	41,293	1,819
Goodyear Tire & Rubber Co.(a)(f)	43,242	634
Harley-Davidson, Inc.	69,538	4,224
Harrah’s Entertainment, Inc.(f)	26,433	1,768
Hasbro, Inc.	42,787	829
Hilton Hotels Corp.	91,643	2,084
Home Depot, Inc.	526,857	22,518
International Game Technology	81,152	2,790
Interpublic Group of Cos., Inc.(a)(f)	99,577	1,334

	SHARES	MARKET VALUE (000)
JC Penney & Co., Inc.	67,088	$2,777
Johnson Controls, Inc.	44,796	2,842
Jones Apparel Group, Inc.	29,379	1,074
KB HOME(f)	10,931	1,141
Knight-Ridder, Inc.	18,291	1,224
Kohl’s Corp.(a)	83,510	4,106
Leggett & Platt, Inc.(f)	45,054	1,281
Limited Brands	100,169	2,306
Liz Claiborne, Inc.	25,341	1,070
Lowe’s Cos., Inc.	185,423	10,679
Marriot International, Inc. Class A	53,439	3,366
Mattel, Inc.	97,545	1,901
May Department Stores Co.	68,567	2,016
Maytag Corp.(f)	19,329	408
McDonald’s Corp.	299,153	9,591
McGraw-Hill, Inc.	44,813	4,102
Meredith Corp.	11,847	642

6

New York Times Co. Class A	34,745	1,418
Newell Rubbermaid, Inc.(f)	65,221	1,578
NIKE, Inc. Class B	62,213	5,642
Nordstrom, Inc.	32,538	1,521
Office Depot, Inc.(a)	74,470	1,293
OfficeMax, Inc.	20,919	656
Omnicom Group, Inc.	44,117	3,720
Pulte Homes, Inc.	29,936	1,910
Radioshack Corp.	37,253	1,225
Reebok International, Ltd.(f)	14,471	637
Reynolds American, Inc.(f)	34,840	2,738
Sears Roebuck & Co.(f)	49,954	2,549
Sherwin-Williams Co.	33,570	1,498
Snap-On, Inc.(f)	14,348	493
Stanley Works	19,732	967
Staples, Inc.	117,150	3,949
Starbucks Corp.(a)	96,826	6,038
Starwood Hotels & Resorts Worldwide, Inc. Class B	49,112	2,868
Target Corp.	214,857	11,158
Tiffany & Co.	34,368	1,099
Time Warner, Inc.(a)	1,098,947	21,364
TJX Cos., Inc.	115,113	2,893
Toys “R” Us, Inc.(a)	50,369	1,031
Tribune Co.	74,955	3,159

	SHARES	MARKET VALUE (000)
CONSUMER DISCRETIONARY — (CONTINUED)
Univision Communications, Inc. Class A(a)	76,018	$2,225
V.F. Corp.(f)	25,988	1,439
Viacom, Inc. Class B	409,697	14,909
Visteon Corp.(f)	30,453	298
Walt Disney Co.	488,373	13,577
Wendy’s International, Inc.	26,767	1,051
Whirlpool Corp.	15,666	1,084
Yum! Brands, Inc.	71,522	3,374
		312,296
CONSUMER STAPLES — 10.1%
Adolph Coors Co. Class B(f)	8,944	677
Alberto Culver Co. Class B(f)	21,658	1,052
Albertson’s, Inc.(f)	87,513	2,090
Altria Group, Inc.	492,064	30,065
Anheuser-Busch Cos., Inc.	190,267	9,652
Archer-Daniels-Midland Co.	159,567	3,560
Avon Products, Inc.	114,848	4,445
Brown-Forman Corp. Class B	28,582	1,391
Campbell Soup Co.(f)	96,683	2,890

7

Clorox Co.	36,010	2,122
Coca-Cola Co.	580,335	24,159
Coca-Cola Enterprises, Inc.(f)	110,900	2,312
Colgate-Palmolive Co.	125,535	6,422
ConAgra Foods, Inc.	124,446	3,665
Costco Wholesale Corp.	113,551	5,497
CVS Corp.	97,192	4,380
General Mills, Inc.	85,964	4,273
Gillette Co.	238,444	10,678
H.J. Heinz Co.	82,320	3,210
Hershey Foods Corp.	58,008	3,222
Kellogg Co.	97,529	4,356
Kimberly-Clark Corp.	116,564	7,671
Kroger Co.(a)	174,022	3,052
McCormick & Co., Inc.	32,900	1,270
Pepsi Bottling Group, Inc.	60,453	1,635
PepsiCo, Inc.	404,210	21,100
Procter & Gamble Co.	607,922	33,484
Safeway, Inc.(a)(f)	105,293	2,078
Sara Lee Corp.	186,917	4,512
SuperValu, Inc.	32,060	1,107
Sysco Corp.	154,881	5,912

	SHARES	MARKET VALUE (000)
UST Corp.(f)	38,947	$1,874
Wal-Mart Stores, Inc.	1,014,128	53,566
Walgreen Co.	243,910	9,359
Wrigley Wm., Jr. Co.	52,916	3,661
		280,399
ENERGY — 6.7%
Amerada Hess Corp.(f)	21,202	1,747
Anadarko Petroleum Corp.	58,954	3,821
Apache Corp.	76,830	3,885
Ashland, Inc.	16,580	968
Baker Hughes, Inc.	78,680	3,357
BJ Services Co.	37,855	1,762
Burlington Resources, Inc.	92,956	4,044
ChevronTexaco Corp.	507,994	26,675
ConocoPhillips	165,841	14,400
Devon Energy Corp.	117,922	4,589
EOG Resources, Inc.	27,884	1,990
ExxonMobil Corp.	1,544,302	79,161
Halliburton Co.	103,986	4,080
Kerr-McGee Corp.	35,236	2,036
Marathon Oil Corp.	81,534	3,066
Nabors Industries, Ltd.(a)	35,515	1,822
Noble Corp.(a)	31,523	1,568
Occidental Petroleum Corp.	95,523	5,575
Rowan Cos., Inc.(a)(f)	25,439	659
Schlumberger, Ltd.	141,807	9,494
Sunoco, Inc.	17,728	1,448
Transocean, Inc.(a)	75,595	3,204
Unocal Corp.	62,388	2,698
Valero Energy Corp.	60,700	2,756
		184,805

8

FINANCIALS — 20.1%
ACE, Ltd.	67,355	2,879
AFLAC, Inc.	119,516	4,762
Allstate Corp.	163,207	8,441
Ambac Financial Group, Inc.	25,747	2,115
American Express Co.	301,373	16,988
American International Group, Inc.	623,983	40,977
AmSouth Bancorp(f)	83,319	2,158
AON Corp.	74,223	1,771
Apartment Investment & Management Co. Class A	22,300	859

	SHARES	MARKET VALUE (000)
FINANCIALS — (CONTINUED)
Archstone-Smith Trust	46,200	$1,769
Bank of America Corp.	967,500	45,463
Bank of New York Co., Inc.	187,879	6,279
BB&T Corp.	130,618	5,492
Bear Stearns Cos., Inc.	24,299	2,486
Capital One Financial Corp.	58,815	4,953
Charles Schwab Corp.	321,893	3,850
Chubb Corp.	45,039	3,463
Cincinnati Financial Corp.	39,700	1,757
CIT Group, Inc.	49,300	2,259
Citigroup, Inc.	1,242,671	59,872
Comerica, Inc.	40,432	2,467
Compass Bancshares, Inc.	28,900	1,407
Countrywide Financial Corp.	140,686	5,207
E*Trade Financial Corp.(a)	87,400	1,307
Equity Office Properties Trust	95,241	2,773
Equity Residential	66,207	2,395
Fannie Mae	232,429	16,551
Federal Home Loan Mortgage Corp.	165,846	12,223
Federated Investors, Inc. Class B(f)	25,500	775
Fifth Third Bancorp	135,400	6,402
First Horizon National Corp.(f)	29,117	1,255
Franklin Resources, Inc.	59,144	4,119
Golden West Financial Corp.	74,322	4,565
Goldman Sachs Group, Inc.	115,600	12,027
Hartford Financial Services Group, Inc.	71,288	4,941
Huntington Bancshares, Inc.	53,954	1,337
J.P. Morgan Chase & Co.	853,819	33,307
Janus Capital Group, Inc.	56,319	947

9

Jefferson-Pilot Corp.	32,160	1,671
KeyCorp(f)	95,809	3,248
Lehman Brothers Holdings, Inc.	63,918	5,592
Lincoln National Corp.	41,431	1,934
Loews Corp.	43,814	3,080
M & T Bank Corp.	27,500	2,966
Marsh & McLennan Cos., Inc.	128,136	4,216
Marshall & Ilsley Corp.	52,292	2,311
MBIA, Inc.	33,758	2,136
MBNA Corp.	308,002	8,683

	SHARES	MARKET VALUE (000)
Mellon Financial Corp.	100,423	$3,124
Merrill Lynch & Co., Inc.(f)	223,927	13,384
MetLife, Inc.	176,707	7,158
MGIC Investment Corp.(f)	23,262	1,603
Moody’s Corp.	34,865	3,028
Morgan Stanley	261,043	14,493
National City Corp.	163,891	6,154
North Fork Bancorp, Inc.	110,135	3,177
Northern Trust Corp.	51,840	2,518
Plum Creek Timber Co., Inc.	43,080	1,656
PNC Financial Services Group, Inc.	66,447	3,817
Principal Financial Group, Inc.	73,750	3,019
Progressive Corp.(f)	47,247	4,008
ProLogis	43,400	1,881
Providian Financial Corp.(a)	69,673	1,148
Prudential Financial, Inc.	122,300	6,722
Regions Financial Corp.	113,009	4,022
SAFECO Corp.(f)	29,664	1,550
Simon Property Group, Inc.	52,963	3,425
SLM Corp.	102,642	5,480
Sovereign Bancorp, Inc.	81,500	1,838
St. Paul Travelers Cos., Inc.	161,925	6,003
State Street Corp.(g)	79,225	3,892
SunTrust Banks, Inc.	89,572	6,618
Synovus Financial Corp.	72,604	2,075
T. Rowe Price Group, Inc.(f)	29,990	1,865
Torchmark Corp.	25,876	1,479
U.S. Bancorp	446,561	13,986
UnumProvident Corp.(f)	70,835	1,271
Wachovia Corp.	384,786	20,240
Washington Mutual, Inc.	207,113	8,757
Wells Fargo Co.	405,711	25,215
XL Capital, Ltd. Class A	32,632	2,534
Zions Bancorp	21,319	1,450
		557,025
HEALTH CARE — 12.2%
Abbott Laboratories	373,967	17,445
Aetna, Inc.	36,032	4,495
Allergan, Inc.	30,991	2,512
AmerisourceBergen Corp.	26,416	1,550
Amgen, Inc.(a)	304,875	19,558

10

	SHARES	MARKET VALUE (000)
HEALTH CARE — (CONTINUED)
Applera Corp. — Applied Biosystems Group	47,567	$995
Bausch & Lomb, Inc.(f)	12,825	827
Baxter International, Inc.	149,426	5,161
Becton, Dickinson & Co.	61,729	3,506
Biogen Idec, Inc.(a)	80,073	5,334
Biomet, Inc.	60,041	2,605
Boston Scientific Corp.(a)	203,896	7,248
Bristol-Myers Squibb Co.	462,617	11,852
C.R. Bard, Inc.	24,494	1,567
Cardinal Health, Inc.	104,466	6,075
Caremark Rx, Inc.(a)	111,408	4,393
Chiron Corp.(a)	44,644	1,488
CIGNA Corp.	32,389	2,642
Eli Lilly & Co.	271,897	15,430
Express Scripts, Inc.(a)	18,600	1,422
Forest Laboratories, Inc.(a)	87,006	3,903
Genzyme Corp.(a)	56,105	3,258
Gilead Sciences, Inc.(a)	105,400	3,688
Guidant Corp.	77,164	5,563
HCA, Inc.	99,359	3,970
Health Management Associates, Inc. Class A(f)	57,298	1,302
Hospira, Inc.(a)	37,336	1,251
Humana, Inc.(a)	37,625	1,117
IMS Health, Inc.	55,281	1,283
Johnson & Johnson	710,846	45,082
King Pharmaceuticals, Inc.(a)	56,932	706
Laboratory Corp. of America Holdings(a)	32,800	1,634
Manor Care, Inc.	21,251	753
McKesson Corp.	69,231	2,178
Medco Health Solutions, Inc.(a)	63,872	2,657
MedImmune, Inc.(a)	59,465	1,612
Medtronic, Inc.	290,502	14,429
Merck & Co., Inc.	532,503	17,115
Millipore Corp.(a)	11,628	579
Mylan Laboratories Inc.(f)	63,800	1,128
Pfizer, Inc.	1,803,974	48,509
Quest Diagnostics Inc.(f)	24,000	2,293
Schering-Plough Corp.	355,524	7,423
St. Jude Medical, Inc.(a)	83,894	3,518

11

	SHARES	MARKET VALUE (000)
Stryker Corp.	97,608	$4,710
Tenet Healthcare Corp.(a)	109,309	1,200
UnitedHealth Group, Inc.	157,084	13,828
Watson Pharmaceuticals, Inc.(a)(f)	25,803	847
Wellpoint, Inc.(a)	70,389	8,095
Wyeth	320,731	13,660
Zimmer Holdings, Inc.(a)	58,020	4,649
		338,045
INDUSTRIALS — 11.4%
3M Co.	185,884	15,256
Allied Waste Industries, Inc.(a)(f)	75,867	704
American Power Conversion Corp.(f)	47,267	1,012
American Standard Cos., Inc.(a)	50,621	2,092
Apollo Group, Inc.(a)	45,375	3,662
Avery Dennison Corp.	26,370	1,581
Boeing Co.	199,645	10,336
Burlington Northern Santa Fe Corp.	91,350	4,322
Caterpillar, Inc.	82,285	8,024
Cendant Corp.	248,722	5,815
Cintas Corp.	40,382	1,771
Cooper Industries, Ltd.	21,821	1,481
CSX Corp.	50,624	2,029
Cummins, Inc.(f)	10,373	869
Danaher Corp.(f)	75,026	4,307
Deere & Co.	58,441	4,348
Delta Air Lines, Inc.(a)(f)	30,493	228
Dover Corp.	47,913	2,009
Eaton Corp.	35,478	2,567
Emerson Electric Co.	101,335	7,104
Equifax, Inc.	32,069	901
FedEx Corp.	71,646	7,056
Fluor Corp.(f)	19,806	1,080
General Dynamics Corp.	47,806	5,001
General Electric Co.(e)	2,530,423	92,360
Goodrich Co.	27,955	912
H&R Block, Inc.(f)	38,810	1,902
Honeywell International, Inc.	207,642	7,353
Illinois Tool Works, Inc.	71,164	6,596
Ingersoll-Rand Co. Class A	41,050	3,296
ITT Industries, Inc.	22,002	1,858

12

	SHARES	MARKET VALUE (000)
INDUSTRIALS — (CONTINUED)
Lockheed Martin Corp.	104,871	$5,826
Masco Corp.	108,974	3,981
Monster Worldwide, Inc.(a)	27,692	932
Navistar International Corp.(a)(f)	16,880	742
Norfolk Southern Corp.	93,261	3,375
Northrop Grumman Corp.	89,278	4,853
PACCAR, Inc.	40,970	3,297
Pall Corp.	29,474	853
Parker-Hannifin Corp.	28,223	2,138
Pitney Bowes, Inc.	54,539	2,524
Power-One, Inc.(a)	20,500	183
R.R. Donnelley & Sons Co.	51,860	1,830
Raytheon Co.	107,714	4,183
Robert Half International, Inc.	41,114	1,210
Rockwell Automation, Inc.	43,520	2,156
Rockwell Collins, Inc.	42,119	1,661
Ryder Systems, Inc.	15,380	735
Southwest Airlines Co.	186,140	3,030
Textron, Inc.	32,775	2,419
Tyco International, Ltd.	483,048	17,264
Union Pacific Corp.	61,040	4,105
United Parcel Service, Inc. Class B	268,800	22,972
United Technologies Corp.	121,657	12,573
W.W. Grainger, Inc.	21,709	1,446
Waste Management, Inc.	136,579	4,089
		316,209
INFORMATION TECHNOLOGY — 16.2%
ADC Telecommunications, Inc.(a)(f)	190,527	511
Adobe Systems, Inc.	56,771	3,562
Advanced Micro Devices, Inc.(a)(f)	95,384	2,100
Affiliated Computer Services, Inc.(a)(f)	30,200	1,818
Agilent Technologies, Inc.(a)	115,127	2,775
Altera Corp.(a)	87,978	1,821
Analog Devices, Inc.	88,861	3,281
Andrew Corp.(a)	37,727	514
Apple Computer, Inc.(a)	97,246	6,263
Applied Materials, Inc.(a)	403,661	6,903
Applied Micro Circuits Corp.(a)(f)	75,042	316

	SHARES	MARKET VALUE (000)
Autodesk, Inc.	53,630	$2,035
Automatic Data Processing, Inc.	140,838	6,246
Avaya, Inc.(a)(f)	107,415	1,848
BMC Software, Inc.(a)	51,336	955
Broadcom Corp.(a)	77,846	2,513

13

CIENA Corp.(a)(f)	138,988	464
Cisco Systems, Inc.(a)	1,578,359	30,462
Citrix Systems, Inc.(a)	40,553	995
Computer Associates International, Inc.	138,244	4,294
Computer Sciences Corp.(a)	44,782	2,524
Compuware Corp.(a)	92,657	599
Comverse Technology, Inc.(a)	45,938	1,123
Convergys Corp.(a)	35,005	525
Corning, Inc.(a)	334,285	3,935
Dell, Inc.(a)	595,791	25,107
Electronic Arts, Inc.(a)	72,000	4,441
Electronic Data Systems Corp.(f)	120,686	2,788
EMC Corp.(a)	577,841	8,592
First Data Corp.	200,104	8,512
Fiserv, Inc.(a)	46,347	1,863
Fisher Scientific International, Inc.(a)	27,200	1,697
Freescale Semiconductor, Inc.(a)	94,408	1,733
Gateway, Inc.(a)(f)	91,465	550
Hewlett-Packard Co.	725,419	15,212
Intel Corp.	1,515,203	35,441
International Business Machines Corp.	398,818	39,315
Intuit, Inc.(a)	45,051	1,983
Jabil Circuit, Inc.(a)	48,013	1,228
JDS Uniphase Corp.(a)(f)	344,319	1,091
KLA-Tencor Corp.(a)(f)	46,264	2,155
Lexmark International Group, Inc. Class A(a)	30,602	2,601
Linear Technology Corp.	72,475	2,809
LSI Logic Corp.(a)(f)	93,535	513
Lucent Technologies, Inc.(a)(f)	1,074,672	4,041
Maxim Integrated Products, Inc.	77,056	3,266
Mercury Interactive Corp.(a)	21,548	981
Micron Technology, Inc.(a)	144,032	1,779
Microsoft Corp.(e)	2,602,704	69,518
Molex, Inc.	44,310	1,329

	SHARES	MARKET VALUE (000)
INFORMATION TECHNOLOGY — (CONTINUED)
Motorola, Inc.	586,198	$10,083
National Semiconductor Corp.	84,318	1,513
NCR Corp.(a)	22,192	1,536
Network Appliance, Inc.(a)	87,767	2,916
News Corp. Class A(f)	609,600	11,375
Novell, Inc.(a)(f)	90,942	614
Novellus Systems, Inc.(a)	33,669	939

14

NVIDIA Corp.(a)(f)	38,651	911
Oracle Corp.(a)	1,231,538	16,897
Parametric Technology Corp.(a)	61,941	365
Paychex, Inc.	89,227	3,041
PerkinElmer, Inc.	31,257	703
PMC-Sierra, Inc.(a)(f)	40,024	450
QLogic Corp.(a)	21,745	799
QUALCOMM, Inc.	393,578	16,688
Sabre Holdings Corp. Class A	32,324	716
Sanmina-SCI Corp.(a)	124,358	1,053
Scientific-Atlanta, Inc.(f)	36,068	1,191
Siebel Systems, Inc.(a)	121,958	1,281
Solectron Corp.(a)	226,514	1,207
Sun Microsystems, Inc.(a)	817,188	4,396
SunGard Data Systems, Inc.(a)	67,950	1,925
Symantec Corp.(a)	149,000	3,838
Symbol Technologies, Inc.	56,885	984
Tektronix, Inc.	23,329	705
Tellabs, Inc.(a)	118,575	1,019
Teradyne, Inc.(a)	47,092	804
Texas Instruments, Inc.	411,903	10,141
Thermo Electron Corp.(a)	38,429	1,160
Unisys Corp.(a)	78,879	803
VERITAS Software Corp.(a)	101,883	2,909
Waters Corp.(a)	27,857	1,303
Xerox Corp.(a)	207,942	3,537
Xilinx, Inc.	81,704	2,422
Yahoo!, Inc.(a)	330,680	12,460
		449,611
MATERIALS — 3.0%
Air Products & Chemicals, Inc.	53,489	3,101
Alcoa, Inc.	210,346	6,609
Allegheny Technologies, Inc.	21,729	471
Ball Corp.	26,870	1,182
Bemis Co., Inc.	25,228	734

	SHARES	MARKET VALUE (000)
Dow Chemical Co.	226,899	$11,234
E.I. Du Pont de Nemours & Co.	237,439	11,646
Eastman Chemical Co.	18,462	1,066
Ecolab, Inc.	60,626	2,130
Engelhard Corp.	29,030	890
Freeport-McMoRan Copper & Gold, Inc. Class B(f)	41,914	1,602
Georgia-Pacific Group	61,040	2,288
Great Lakes Chemical Corp.	12,503	356
Hercules, Inc.(a)	27,298	405
International Flavors & Fragrances, Inc.	22,204	951
International Paper Co.	117,956	4,954
Louisiana-Pacific Corp.	25,759	689
MeadWestvaco Corp.	47,388	1,606
Monsanto Co.	62,746	3,486
Newmont Mining Corp.	107,642	4,780

15

Nucor Corp.	37,204	1,947
Pactiv Corp.(a)	35,164	889
Phelps Dodge Corp.	23,505	2,325
PPG Industries, Inc.	40,490	2,760
Praxair, Inc.	76,620	3,383
Rohm & Haas Co.	52,796	2,335
Sealed Air Corp.(a)	20,236	1,078
Sigma-Aldrich Corp.	16,493	997
Temple-Inland, Inc.	13,314	911
United States Steel Corp.(f)	26,902	1,379
Vulcan Materials Co.	24,096	1,316
Weyerhaeuser Co.	56,424	3,793
		83,293
TELECOMMUNICATION SERVICES — 3.3%
ALLTEL Corp.	72,598	4,266
AT&T Corp.	187,247	3,569
BellSouth Corp.	440,428	12,239
CenturyTel, Inc.(f)	31,808	1,128
Citizens Communications Co.(f)	77,677	1,071
L-3 Communications Holdings, Inc.	28,400	2,080
Nextel Communications, Inc. Class A(a)	265,536	7,966
Qwest Communications International, Inc.(a)	430,622	1,912
SBC Communications, Inc.	795,504	20,500

	SHARES	MARKET VALUE (000)
TELECOMMUNICATION SERVICES — (CONTINUED)
Sprint Corp. (Fon Group)	354,523	$8,810
Verizon Communications, Inc.	663,898	6,895
		90,436
UTILITIES — 3.2%
AES Corp.(a)	157,314	2,150
Allegheny Energy, Inc.(a)(f)	30,999	611
Ameren Corp.(f)	45,842	2,299
American Electric Power Co., Inc.	93,454	3,209
Calpine Corp.(a)(f)	144,152	568
CenterPoint Energy, Inc.(f)	72,493	819
Cinergy Corp.	42,358	1,763
CMS Energy Corp.(a)(f)	49,905	522
Consolidated Edison, Inc.	56,822	2,486
Constellation Energy Group, Inc.	42,603	1,862
Dominion Resources, Inc.(f)	78,687	5,330

16

DTE Energy Co.	41,346	1,783
Duke Energy Corp.	231,377	5,861
Dynegy Inc. Class A(a)(f)	92,330	427
Edison International	76,762	2,459
El Paso Corp.(f)	153,194	1,593
Entergy Corp.	53,443	3,612
Exelon Corp.	159,978	7,050
FirstEnergy Corp.	77,712	3,070
FPL Group, Inc.(f)	43,689	3,266
KeySpan Corp.(f)	37,606	1,484
Kinder Morgan, Inc.	29,238	2,138
Nicor, Inc.(f)	10,913	403
NiSource, Inc.	62,967	1,434
Peoples Energy Corp.(f)	9,031	397
PG&E Corp.(a)	94,523	3,146
Pinnacle West Capital Corp.	21,481	954
PPL Corp.	44,768	2,385
Progress Energy, Inc.(f)	58,108	2,629
Public Service Enterprise Group, Inc.(f)	55,822	2,890
Sempra Energy	54,689	2,006
Southern Co.	178,858	5,995

	SHARES	MARKET VALUE (000)
TECO Energy, Inc.(f)	46,176	$708
TXU Corp.	57,448	3,709
Williams Cos., Inc.(f)	134,837	2,197
Xcel Energy, Inc.(f)	93,997	1,711
XTO Energy, Inc.	62,200	2,201
		87,127

TOTAL COMMON STOCKS (cost $2,082,504,194)		2,699,246

	PAR AMOUNT (000)
U.S. GOVERNMENT SECURITIES — 0.2%
United States Treasury Bill 2.19% due 03/10/05(b)(c)	$4,299	4,281

TOTAL U.S. GOVERNMENT SECURITIES (cost $4,281,257)		4,281

SHARES (000)
SHORT TERM INVESTMENTS — 5.7%
AIM Short Term Investment Prime Portfolio	60,104	$60,104

17

Federated Money Market Obligations Trust	487	487
State Street Navigator Securities Lending Prime Portfolio(d)(g) (Note 4)	98,442	98,442

TOTAL SHORT TERM INVESTMENTS (cost $159,032,959)		159,033
TOTAL INVESTMENTS — 103.4% (identified cost $2,245,818,410)		2,862,560
Liabilities in excess of other assets — (3.4)%		(95,093)
NET ASSETS — 100%		$2,767,467

	NUMBER OF CONTRACTS	UNREALIZED APPRECIATION (000)
SCHEDULE OF FUTURES CONTRACTS
S&P 500 Financial Futures Contracts (long) Expiration date 03/2005	364	$1,073
Total unrealized appreciation on open futures contracts purchased		$1,073

(a)          Non-income producing security.

(b)         Security held as collateral in relation to initial margin requirements on futures contracts.

(c)          Rate represents annualized yield at date of purchase.

(d)         Security represents investment made with cash collateral received from securities loaned.

(e)          All or a portion of these securities have been pledged to cover collateral requirements for open futures contracts.

(f)            All or a portion of these securities were on loan at December 31, 2004.

(g)         Affiliated issuer. See table below for more information.

18

	NUMBER OF SHARES HELD AT 12/31/03	SHARES PURCHASED FOR THE YEAR ENDED 12/31/04	SHARES SOLD FOR THE YEAR ENDED 12/31/04	NUMBER OF SHARES HELD AT 12/31/04	INCOME EARNED FOR THE YEAR ENDED 12/31/04	REALIZED GAIN ON SHARES SOLD
SECURITY DESCRIPTION
State Street Corp.	84,525	3,400	8,700	79,225	$52,637	$23,855
State Street Navigator Securities Lending Prime Portfolio	71,146,646	976,149,740	948,854,719	98,441,667	69,912	—

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
(Amounts in thousands)

ASSETS
Investments in unaffiliated issuers at market (identified cost $2,144,730) — including $97,986 of securities loaned (Note 2)	$2,760,226
Investments in non-controlled affiliates at market (identified cost $101,088) (Note 4)	102,334
2,862,560
Receivables:
Dividends and interest	3,608

Total assets	2,866,168
LIABILITIES
Payables:
Investment securities purchased	102
Daily variation margin on futures contracts	53
Due upon return of securities loaned	98,442
Management fees (Note 4)	104
Total liabilities	98,701

NET ASSETS	$2,767,467

COMPOSITION OF NET ASSETS
Paid-in capital	$2,149,652
Net unrealized appreciation on investments and futures contracts	617,815
NET ASSETS	$2,767,467

See Notes to Financial Statements.

19

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 (Amounts in thousands)

INVESTMENT INCOME
Dividend income — unaffiliated issuers		$52,917
Dividend income — non-controlled affiliated issuer		53
Interest		819
Security lending income (Notes 2 and 4)		70
Total Investment Income		53,859
EXPENSES
Management fees (Note 4)	$1,201
Total Expenses		1,201
NET INVESTMENT INCOME		52,658
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(34,201)
Investments — non-controlled affiliated issuer	24
Futures contracts	7,688
		(26,489)
Net change in unrealized appreciation (depreciation) on:
Investments	250,841
Futures contracts	(943)
		249,898
Net realized and unrealized gain		223,409
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$276,067

See Notes to Financial Statements.

20

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

(Amounts in thousands)

	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income	$52,658	$39,264
Net realized loss on investments and futures contracts	(26,489)	(90,744)
Net change in unrealized appreciation (depreciation)	249,898	641,095
Net increase in net assets resulting from operations	276,067	589,615

CAPITAL TRANSACTIONS
Proceeds from contributions	331,241	547,305
Contributions in-kind	—	19,659
Fair value of withdrawals	(481,557)	(434,455)
Withdrawals in-kind	(72,956)	—
Net increase (decrease) in net assets from capital transactions	(223,272)	132,509

TOTAL NET INCREASE IN NET ASSETS	52,795	722,124

NET ASSETS Beginning of year	2,714,672	1,992,548

End of year	$2,767,467	$2,714,672

See Notes to Financial Statements.

21

STATE STREET EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02	Year Ended 12/31/01	Period Ended 12/31/00*
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,767,467	$2,714,672	$1,992,548	$2,692,298	$2,957,271

Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045%	0.045	%+
Net investment income	1.97%	1.74%	1.57%	1.34%	1.14	%+
Portfolio turnover rate**	9%	12%	13%	14%	18	%++
Total return(a)	10.86%	28.62%	(22.16)%	(11.94)%	(2.41	)%++

*                                         The Portfolio commenced operations on March 1, 2000.

**                                  The Portfolio turnover rate excludes in-kind security transactions.

+                                         Annualized.

++                                  Not Annualized.

(a)           Results represent past performance and are not indicative of future results.

STATE STREET EQUITY 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2004

1.               ORGANIZATION

The State Street Master Funds (the “Trust”) is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”). At December 31, 2004, only the Portfolio, State Street MSCI(R) EAFE(R) Index Portfolio and State Street Money Market Portfolio had commenced operations. Pursuant to the Trust’s Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500(R) Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500(R) Index. The S&P 500(R) Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

2.               SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

22

SECURITY VALUATION: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

FEDERAL INCOME TAXES: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

FUTURES: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500(R) Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the “SEC”) requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

SECURITIES LENDING: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Portfolio may

23

lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities, sovereign debt, or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the year ended December 31, 2004, the earned income for the Portfolio and State Street was $69,912 and $23,304, respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2004, the value of the securities loaned amounted to $97,985,663. The loans were collateralized with cash of $98,441,667, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio (the “Prime Portfolio”), an affiliated investment company, and letters of credit from JP Morgan Chase Bank and BNP Paribas in the amounts of $1,264,800 and $2,150,160, respectively.

USE OF ESTIMATES: The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

3.               SECURITIES TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind withdrawals, aggregated to $237,412,033 and $297,872,960, respectively. The aggregate value of in-kind withdrawals was $72,956,408.

At December 31, 2004, the tax cost of investments was $2,450,998,571. The aggregate gross unrealized appreciation and gross unrealized depreciation was $783,440,674 and $371,879,248, respectively, resulting in net appreciation of $411,561,426 for all securities as computed on a federal income tax basis. The differences between book and tax cost amounts are primarily due to wash sale loss deferrals.

4.               RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM”), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees fees expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA FM. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by SSgA FM. Investments in State Street

24

Corp., the holding company of State Street, were made according to its representative portion of the S&P 500(R) Index. The market value of each of these investments at December 31, 2004 is listed in the Portfolio of Investments.

During the year, the Portfolio had investment transactions executed through State Street Global Markets LLC, a wholly owned subsidiary of State Street Corp., and an affiliated broker-dealer of SSgA FM. For the year ended December 31, 2004, the Portfolio paid brokerage commissions to State Street Global Markets LLC of $52,740.

5.             INDEMNIFICATIONS

Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements in unknown as this could involve future claims against the Trust.

GENERAL INFORMATION (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures is available without charge, upon request, by (i) calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

25

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of State Street Master Funds and Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds)(the Portfolio) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

February 11, 2005

26

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATE STREET MASTER FUNDS (UNAUDITED)

NAME, ADDRESS AND DATE OF BIRTH ("DOB")	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	TRUSTEE

INDEPENDENT TRUSTEES:

Michael F. Holland	Trustee and	Term: Indefinite	Chairman, Holland & Company L.L.C.	14	Trustee, State
Holland & Company, LLC	Chairman of		(investment adviser) (1995 — present).		Street
375 Park Avenue	the Board	Elected: 7/99			Institutional
New York, NY 10152					Investment
DOB: 07/08/44					Trust; Director
of the Holland
Series Fund,
Inc.; and
Director, The
China Fund,
Inc.

William L. Boyan	Trustee	Term: Indefinite	Trustee of Old Mutual South Africa Master	14	Trustee, State
State Street Master			Trust (investments) (1997 — present);		Street
Funds		Elected: 7/99	Chairman emeritus, Children's Hospital		Institutional
P.O. Box 5049			(1984 — present); Director, Boston Plan For		Investment
Boston, MA 02206			Excellence (non-profit) (1994 — present);		Trust; and
DOB: 01/20/37			President and Chief Operations Officer, John		Trustee, Old
			Hancock Mutual Life Insurance Company		Mutual South
			(1959 — 1999). Mr. Boyan retired in 1999.		Africa Master
Trust

27

Rina K. Spence	Trustee	Term: Indefinite	President of SpenceCare International LLC	14	Trustee, State
7 Acacia Street			(1998 — present); Member of the Advisory		Street
Cambridge, MA 02138		Elected: 7/99	Board, Ingenium Corp., (technology company)		Institutional
DOB: 10/24/48			(2001 — present); Chief Executive Officer,		Investment
			IEmily.com, (internet company)		Trust; Director
			(2000 — 2001); Trustee Eastern Enterprise		of Berkshire
			(utilities) (1988 — 2000).		Life Insurance
Company of
America; and
Director,
IEmily.com

Douglas T. Williams	Trustee	Term: Indefinite	Executive Vice President of Chase Manhattan	14	Trustee, State
State Street Master		Elected: 7/99	Bank, (1987 — 1999). Mr. Williams retired		Street
Funds			in 1999.		Insitutional
P.O. Box 5049					Investment
Boston, MA 02206					Trust
DOB: 12/23/40

28

STATE STREET EQUITY 500 INDEX PORTFOLIO

STATE STREET MASTER FUNDS

(UNAUDITED)

OFFICERS:

Donald A. Gignac	President	Term:	Senior Vice President of State Street Bank	—	—
State Street Bank and		Indefinite	and Trust Company (2002 — present); Vice
Trust Company			President of State Street Bank and Trust
2 Avenue de Lafayette		Elected: 8/03	Company (1993 to 2002).
Boston, MA 02111
DOB: 06/14/65

Karen Gillogly	Treasurer	Term:	Vice President of State Street Bank and	—	—
State Street Bank and		Indefinite	Trust Company (1999 — present); Audit
Trust Company			Senior Manager, Ernst & Young LLP
One Federal Street		Elected: 9/03	(1998 — 1999).
Boston, MA 02110
DOB: 09/03/66

Julie A. Tedesco	Secretary	Term:	Vice President and Counsel of State Street	—	—
State Street Bank and		Indefinite	Bank and Trust Company (2000 — present);
Trust Company			Counsel of First Data Investor Services
One Federal Street		Elected: 5/00	Group, Inc., (1994 — 2000).
Boston, MA 02110
DOB: 09/03/57

29

Peter A. Ambrosini	Chief	Term: Unlimited	Senior Principal and Chief Compliance and	—	—
SSgA Funds	Compliance		Risk Management Officer, SSgA Funds
Management, Inc.	Officer	Elected: 5/04	Management, Inc. and State Street Global
State Street Financial			Advisors (2001 — present); Managing
Center			Director, PricewaterhouseCoopers LLP
One Lincoln Street			(1986 — 2001).
Boston, MA 02111
DOB: 12/17/43

The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

TRUSTEES

Michael F. Holland

William L. Boyan

Rina K. Spence

Douglas T. Williams

INVESTMENT ADVISER

SSgA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, MA 02109

30

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

STATE STREET EQUITY 500 INDEX PORTFOLIO

State Street Bank and Trust Company

P.O. Box 5049

Boston, MA 02206

31

Transamerica Premier Funds

Directors

Charles C. Reed
Chairman of the Board

Sandra N. Bane

Sidney E. Harris

Gary U. Rollé

Carl R. Terzian

Officers

Brian C. Scott
Chief Executive Officer

John K. Carter
Vice President, Secretary & Chief Compliance Officer

Kim D. Day
Vice President & Treasurer

Investment Adviser

Transamerica Investment Management, LLC
1150 South Olive Street
Los Angeles, California 90015

Distributor

AFSG Securities Corporation
4333 Edgewood Road NE
Cedar Rapids, Iowa 52499

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Transfer Agent

Transamerica Fund Services, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716

PROXY VOTING POLICIES AND PROCEDURES

A description of the Transamerica Premier Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-800-892-7587 (toll free) or on the Securities and Exchange Commission (SEC) website (http://www.sec.gov).

In addition, the Funds are required to file new SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th no later than August 31st of each year. The first filing of Form N-PX was made no later than August 31, 2004, for the 12 month-period ending June 30, 2004. The Form is available without charge: (1) from the Funds, upon request, by calling 1-800-892-7587; and (2) on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TRANSAMERICA PREMIER FUNDS 2004 ANNUAL REPORT

Transamerica Fund Services, Inc.

P.O. BOX 9035

CLEARWATER, FLORIDA 33758-9035

PRSRT STD

U.S. POSTAGE

PAID

AEGON

This report is for the information of the shareholders of Transamerica Premier Index Fund. Its use in connection with any offering of the Fund’s shares is authorized only if accompanied or preceded by a current Transamerica Premier Index Fund prospectus that contains more complete investment information, including risks and expenses. Please read the the prospectus thoroughly before you invest.

Call 1-800-892-7587 for more information.

The Fund is neither insured nor guaranteed by the U.S. government.

©2001 AFSG Securities Corporation, Distributor

AFSG Securities Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
http://transamericafunds.com
e-mail: PremierFunds@Transamerica.com

TPF 5761-0205

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)                                    (1) Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Sandra N. Bane is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane is an “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon her any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon her as a member of the Registrant’s audit committee or Board of Directors in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant’s audit committee or Board of Directors.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31
	(in thousands)	2003	2004

(a)	Audit Fees	156	182
(b)	Audit-related Fees	0	8
(c)	Tax Fees	16	20
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser
	(or affiliate that provided services to
	Registrant)	N/A	N/A
(h)	Disclose whether the Audit Committee
	has considered whether the provisions
	of non-audit services rendered to the
	Adviser that were NOT pre-approved is
	Compatible with maintaining the auditor’s
	Independence.	Yes	Yes

* (e) (1)          The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants. Not applicable.

Item 6: Schedule of Investments.

The Schedules of Investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

2

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9: Submission of Matters to a Vote of Security Holders

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors:  currently the registrant does not have a policy with regard to the consideration of director candidates recommended by shareholders as it does not currently contemplate adding Board members or otherwise changing the Board’s composition.

Item 10: Controls and Procedures.

(a)          Based on their evaluation of registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2004, registrant’s principal executive officer and principal financial officer found registrant’s disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         Effective September 14, 2004, Transamerica Fund Services, Inc., the registrant’s administrator, entered into an agreement with Investors Bank & Trust Company (“IBT”) for IBT to provide certain administrative services on behalf of the registrant, which may be deemed to be a change that has materially affected, or is likely to materially affect, registrant’s internal control over financial reporting.

Item 11: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Investors, Inc.
(Registrant)

By:	/s/ Brian C. Scott
Chief Executive Officer
Date:	March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian C. Scott
Chief Executive Officer
Date: March 9, 2005

By:	/s/ Kim D. Day
Vice President and Treasurer
Date: March 9, 2005

4

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

11(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
11(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
11(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
11(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

5